Registration No. 33-15489
                                                             File No. 811-5225

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                []

      Pre-Effective Amendment No. ____                                 []


      Post-Effective Amendment No. 47                                     [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                            []


      Amendment No. 49                                                    [X]


                        OPPENHEIMER QUEST FOR VALUE FUNDS
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              (Exact Name of Registrant as Specified in Charter)

            Two World Trade Center, New York, New York 10048-0203
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             (Address of Principal Executive Offices) (Zip Code)

                                 (212) 323-0200
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             (Registrant's Telephone Number, including Area Code)

                           Andrew J. Donohue, Esq.
                            OppenheimerFunds, Inc.
            Two World Trade Center, New York, New York 10048-0203
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                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


     [ ]Immediately upon filing pursuant to paragraph (b)
     [X] On May 1, 2000 pursuant to paragraph (b)
     [ ]60 days after filing pursuant to paragraph (a)(1)
     [ ]On ___________ pursuant to paragraph (a)(1)
     [ ]75 days after filing pursuant to paragraph (a)(2)
     [ ]On _______________ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

     [ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer
Quest Balanced Value Fund


Prospectus dated May 1, 2000


                                          Oppenheimer Quest Balanced Value Fund
                                          is a mutual fund. The Fund's primary
                                          objective is growth of capital, and
                                          the Fund also seeks investment income.
                                          The Fund invests primarily in equity
                                          securities, but also buys debt
                                          securities.

                                                This Prospectus contains
                                          important information about the Fund's
                                          objectives, its investment policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell shares of the Fund and other
                                          account features. Please read this
                                          Prospectus carefully before you invest
                                          and keep it for future reference about
                                          your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                    CONTENTS

                                 ABOUT THE FUND

            The Fund's Investment Objectives and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


                               ABOUT YOUR ACCOUNT

                                How to Buy Shares

            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares


            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

                              Financial Highlights

ABOUT THE FUND

The Fund's Objectives And Investment Strategies

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? The Fund seeks a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.

WHAT DOES THE FUND MAINLY INVEST IN? To seek growth, the Fund normally invests mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace. The Fund also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Fund also buys corporate and government bonds, notes and other debt securities for investment income, which can include securities below investment grade.

Under normal market conditions, the Fund invests:

o at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities, and
o     at least 25% of its total assets in fixed-income senior securities.

      The Fund's investments in fixed-income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities and U.S. Government securities. These investments are more fully explained in "About the Fund's Investments," below.


HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio manager, who is employed by the Sub-Advisor, OpCap Advisors, uses a "value" approach to investing. The portfolio manager searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the purchase and sale selection process for equity securities includes the following techniques:

o A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, by evaluating each issuer's characteristics, financial results and management.
o A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
o Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager's initial expectations about the security and might result in a decision to sell the security.


      The portfolio manager allocates the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above, under normal market conditions, the portfolio might hold stocks, bonds and money market instruments in different proportions at different times. The portfolio manager might increase the relative emphasis of investments in bonds and other fixed-income securities, instead of stocks, when he thinks that:

o     common stocks in general appear to be overvalued,
o     debt securities present capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or
o     it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital appreciation over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its primary focus on long-term growth, with income as a secondary goal, the Fund may be appropriate for moderately aggressive investors and for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, described below. There is also the risk that poor selection by the portfolio manager will cause the Fund to underperform other funds having a similar objective. As an example, the portfolio manager's "value" approach to investing could result in fewer Fund investments in stocks that become highly valued by the marketplace during times of rapid market advances. This could cause the Fund to underperform other funds with similar investment objectives but that employ a growth or non-value approach to investing.

The risks described collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund normally emphasizes investments in common stocks and other equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy both U.S. and foreign stocks it could be affected by changes in domestic and foreign stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests primarily in securities of large companies. It also can invest in small and medium-capitalization companies, which may have more volatile stock prices than large companies.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issue can reduce a security's market value.

HOW RISKY IS THE FUND OVERALL? In the short term, stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks that can affect their values and the income they pay. In the OppenheimerFunds spectrum, the Fund is more conservative than funds that invest only in growth stocks, but has greater risks than investment-grade bond funds.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 21.44% (4th Q'98) and the lowest return (not annualized) for a calendar quarter was -5.80% (3rd Q'99).

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 Average Annual Total
 Returns for the periods
 Ended December 31, 1999    1 Year      5 Years             Life of Class
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 Class A Shares (inception  4.84%       21.67%              16.24%
 11/1/91)
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 S&P 500 Index              21.03%      28.54%              20.22%1
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 Class B Shares (inception  5.55%       22.23%              18.30%
 9/1/93)
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 Class C Shares (inception  9.56%       22.33%              18.18%
 9/1/93)
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 Class Y Shares (inception  N/A         N/A                 N/A
 5/1/00)

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1. From 10/31/91
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The Fund's average annual total returns in the table include the applicable sales charge for Classes A, B and C shares: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year), 2% (5-years) and none (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Class Y shares are first being offered as of the date of this Prospectus and have no performance history.


The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S & P 500 Index, an unmanaged index of equity securities. The index performance reflects the reinvestment of income but does not reflect transaction costs. The Fund's investments vary from securities in the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1999.

Shareholder Fees (charges paid directly from your investment):


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                  Class A Shares Class B       Class C Shares    Class Y Shares
                                        Shares

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Maximum Sales Charge
(Load) on purchases      5.75%          None          None              None
(as % of offering price)

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Maximum Deferred Sales
Charge (Load) (as % of
the lower of the         None1          5%2           1%3               None
original offering price
or redemption proceeds)

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1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
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                        Class A      Class B       Class C       Class Y Shares
                               ------------ Shares        Shares
                               Shares

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Management Fees                0.85%        0.85%         0.85%         0.85%

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Distribution and/or Service    0.40%        0.99%         0.99%         None
(12b-1) Fees

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Other Expenses                 0.26%        0.26%         0.26%         0.24%

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Total Annual Operating         1.51%        2.10%         2.10%         1.09%
Expenses

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Class Y shares were not available during the fiscal year ended October 31, 1999. Accordingly, expenses shown for Class Y shares are estimates based on amounts that would have been payble in that period assuming that Class Y shares were outstanding during such fiscal year. Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses and accounting and legal expenses the Fund pays.

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EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:
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If shares are redeemed:  1 Year         3 Years       5 Years       10 Years1
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Class A Shares           $720           $1,025        $1,351        $2,273
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Class B Shares           $713           $   958       $1,329        $2,143
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Class C Shares           $313           $   658       $1,129        $2,431
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Class Y Shares           $111           $  347        $  601        $1,329

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If shares are not        1 Year         3 Years       5 Years       10 Years1
redeemed:
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Class A Shares           $720           $1,025        $1,351        $2,273
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Class B Shares           $213           $   658       $1,129        $2,143
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Class C Shares           $213           $   658       $1,129        $2,431
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Class Y Shares           $111           $  347        $ 601         $1,329

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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based upon the evaluation of economic and market trends by the Sub-Advisor. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager has engaged the Sub-Advisor, OpCap Advisors, to select securities for the Fund's portfolio. The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased and to reduce the Fund's exposure to market risks by diversifying its investments. That means the Fund does not hold a substantial percentage of the stock of any one company and does not invest too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

STOCK AND OTHER EQUITY INVESTMENTS. The Fund invests in equity securities for growth opportunities as well as secondarily for income from dividends. While the Fund does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger established companies.


      Although they are debt securities, the Sub-Advisor considers some convertible securities to be "equity equivalents" because of the conversion feature, and their rating must meet the Fund's credit criteria for debt securities described below but has less impact on the investment decision than in the case of other debt securities. Other convertible securities may behave more like other debt securities.


DEBT SECURITIES. The Fund may invest in corporate bond obligations, as well as government obligations and mortgage-related securities described below. Debt securities are selected primarily for their income possibilities and their relative emphasis in the portfolio may be greater when the stock market is volatile. For example, when interest rates are falling, or when the credit quality of a particular issuer is improving, the portfolio manager might buy debt securities for their own appreciation possibilities. The Fund has no limit on the range of maturities of the debt securities it can buy.

      The Fund can buy short-term debt securities for liquidity, for example, pending the purchase of new investments or to have cash to pay for redemptions of Fund shares. The Sub-Advisor does not rely solely on ratings by rating organizations in selecting debt securities, but also uses its own judgment to evaluate particular issues as well as business and economic factors affecting an issuer. The debt securities the Fund buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by the Sub-Advisor.

      The Fund's investments in debt securities, including convertible securities, can be above or below investment grade in quality. "Investment-grade" securities are those rated in the four highest rating categories by Moody's Investors Service or other rating organizations, or, if unrated, assigned a comparable rating by the Sub-Advisor. A list of the ratings definitions of the principal ratings organizations is in Appendix A to the Statement of Additional Information.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover". The Fund can engage frequently in short-term trading to try to achieve its objective. It may have a portfolio turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table shows the Fund's portfolio turnover rates during prior fiscal years.

OTHER INVESTMENT STRATEGIES. To seek its investment objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of the different types of techniques and instruments described below. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.


  U.S. Government Securities. The Fund can invest in U.S. Government securities that are U.S. Treasury securities and securities issued or guaranteed by agencies or federally-chartered corporate entities referred to as "instrumentalities" of the U.S. government. They can include collateralized mortgage obligations (CMOs) and other mortgage-related securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are subject to little credit risk.

      Some securities issued or guaranteed by agencies or instrumentalities of the U.S. government have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). These have relatively little credit risk.

Special Risks of Mortgage-Related Securities. Investments in mortgage-related securities are subject to special risks of unanticipated prepayment. The risk is that when interest rates fall, borrowers under the mortgages that underlie a mortgage-related security the Fund owns will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal prior to the security's expected maturity. Securities subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates fall, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.


Special Risks of Lower-Grade Securities. Because the Fund can invest as much as 25% of its total assets in securities rated below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade debt securities. Securities that are (or have fallen) below investment grade entail a greater risk that the issuers of such securities may not meet their debt obligations. However, by limiting its investments in non-investment grade debt securities, the Fund may reduce the effect of some of these risks on its share price and income. Currently, the portfolio manager does not intend to buy these securities unless they offer relatively attractive opportunities for both income and capital appreciation.


Money Market Instruments. The Fund can also invest in "money market instruments." These include U.S. Government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They also include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. They do not generate capital growth if held to maturity.

Foreign Investing. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by American Depository Receipts. The Fund may invest in developed markets as well as emerging markets, which have greater risks than developed markets, although the Fund currently does not intend to purchase securities issued by governments or companies in emerging markets. The Fund will hold foreign currency only in connection with buying and selling foreign securities.

      While the Fund has no limits on the amounts it can invest in foreign securities, it normally does not expect to invest substantial amounts of its assets in foreign securities. Foreign securities offer special investment opportunities, but there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

"When-Issued" And "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. There is a risk that the value of the security might decline prior to the settlement date. The Fund will not commit more than 15% of its net assets under these transactions. Between the purchase and settlement no payment is made for the when-issued security and no interest accrues to the buyer from the investment.

Investing in Small, Unseasoned Companies. The Fund can invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price when it wants to. Their prices may be very volatile, especially in the short term.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security has a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Advisor monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be short-term U.S. Government securities and the types of money market instruments described above. To the extent the Fund invests defensively in these securities, it might not achieve its primary investment objective of capital growth.

How the Fund Is Managed


THE MANAGER. The Manager supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business. The Manager became the Fund's investment advisor on November 22, 1995.

      The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion of assets as of March 31, 2000, and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

The Manager's Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate of 0.85% of average annual net assets. The Fund's management fee for its last fiscal year ended October 31, 1999 was 0.85% of average annual net assets for each class of shares.

The Sub-Advisor. On November 22, 1995, the Manager retained the Sub-Advisor to provide day-to-day portfolio management for the Fund. Prior to that date and from the inception of the Fund, the Sub-Advisor had been the Fund's investment advisor. The Sub-Advisor has operated as an investment advisor to investment companies and other investors since its organization in 1980, and as of March 31, 2000, the Sub-Advisor or its parent Oppenheimer Capital advised accounts having assets in excess of $45 billion. The Sub-Advisor is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.


      The Manager, not the Fund, pays the Sub-Advisor an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Advisor. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount.


      The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is an indirect wholly-owned subsidiary of PIMCO Advisors L.P. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. Allianz AG is expected to acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor, in early May 2000.
        The consummation of the Allianz acquisition is subject to customary closing conditions and regulatory and client consents. On March 17, 2000 Fund shareholders approved a new Sub-Advisory Agreement between the Sub-Advisor and the Manager that becomes effective if the Allianz acquisition is consummated.


Portfolio Manager. The portfolio manager of the Fund is Colin Glinsman, who is employed by the Sub-Advisor. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Glinsman is a Managing Director and the Chief Investment Officer of Oppenheimer Capital, the immediate parent company of the Sub-Advisor. He has been the Fund's portfolio manager since December 1992 and prior to that was a securities analyst for Oppenheimer Capital.

About Your Account

HOW TO BUY SHARES


How Do You Buy Shares? You can buy shares several ways, as described below.
      The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.


BuyingShares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through The Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account by electronic fund transfers from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net asset value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.

The offering price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buyingshares through a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.

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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that initial sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below. There is also an asset-based sales charge on Class A shares.
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Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
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Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
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WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to my Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to re-allow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

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                         Front-End Sales Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
Amount of Purchase   Offering Price      Amount Invested     Offering Price
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--------------------------------------------------------------------------------

Less than $25,000    5.75%               6.10%               4.75%
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$25,000 or more but
less than $50,000    5.50%               5.82%               4.75%
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--------------------------------------------------------------------------------

$50,000 or more but
less than $100,000   4.75%               4.99%               4.00%
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--------------------------------------------------------------------------------

$100,000 or more
but less than        3.75%               3.90%               3.00%
$250,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$250,000 or more
but less than        2.50%               2.56%               2.00%
$500,000
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$500,000 or more
but less than $1     2.00%               2.04%               1.60%
million
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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more (other than purchases by those retirement accounts, which are not permitted in the
      Fund). For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the prior 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1 That commission will not be paid on purchases of shares of $1 million or more (including any right of accumulation) by retirement plans that pay for the purchase with the redemption of Class C shares of one or more Oppenheimer funds.

      If you redeem any of those shares within a 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

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                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
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0 - 1                                    5.0%
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1 - 2                                    4.0%
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2 - 3                                    3.0%
--------------------------------------------------------------------------------
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3 - 4                                    3.0%
--------------------------------------------------------------------------------
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4 - 5                                    2.0%
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5 - 6                                    1.0%
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6 and following                          None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, a prorated portion of your Class B shares that were acquired by reinvesting of dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for other share classes. However, those instructions must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.


DISTRIBUTION AND SERVICE (12B-1) PLANS.

Distribution and Service Plan for Class A Shares. The Fund has adopted a
      Distribution and Service Plan for Class A shares. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of the fee and a portion of the asset-based sales charge to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor pays out the portion of the asset-based sales charge equal to 0.10% of average annual net assets representing Class A shares.


      The asset-based sales charge rate for Class A shares has been voluntarily reduced to 0.10% effective January 1, 2002. The Board can set the rate up to 0.15% of average annual net assets under the Distribution and Service Plan for Class A shares.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or

o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFund's account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.


REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.


RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
o     You wish to redeem $100,000 or more and receive a check
o The redemption check is not payable to all shareholders listed on the account statement
o The redemption check is not sent to the address of record on your account statement
o Shares are being transferred to a Fund account with a different owner or name
o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes: o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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Use the following address for requests by mail: Send courier or express mail request to:
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OppenheimerFunds Services                       OppenheimerFunds Services
P.O. Box 5270                             10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270               Denver, Colorado 80231


HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
o     To redeem shares through a service representative, call 1.800.852.8457
o     To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits On Amounts Redeemed By Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW DO CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS? If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver.

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2) shares held the holding period that applies to the class, and (3) shares held the longest during the holding period

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer Funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares your acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund. How to Exchange Shares

Shares of the Fund can be purchased by exchanging shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
o Shares of the fund selected for exchange must be available for sale in your state of residence.
o     The prospectuses of both funds must offer the exchange privilege.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is required by applicable law to do so, it may impose these changes at any time for emergency purposes.
o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes


DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis. The Fund intends to pay dividends to shareholders in March, June, September and December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.


CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal personal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights


The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's former independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.50       $ 13.99      $ 12.48       $ 10.92      $ 10.09
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .21           .26          .20           .23          .27(2)
 Net realized and unrealized gain                     2.88          3.24         2.65          2.05         1.27
                                                   --------------------------------------------------------------
 Total income from investment operations              3.09          3.50         2.85          2.28         1.54
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.26)         (.20)        (.19)         (.22)        (.29)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)        (.42)
                                                    -------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (2.18)        (1.99)       (1.34)         (.72)        (.71)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 16.41       $ 15.50      $ 13.99       $ 12.48      $ 10.92
                                                    =============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 21.48%        27.91%       25.18%        21.84%       16.35%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)         $899,084      $135,821      $79,751       $49,322      $37,082
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $454,409      $103,244      $61,618       $43,428      $33,397
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.81%         2.07%        1.68%         2.03%        2.60%(5)
 Expenses                                             1.51%         1.55%(6)     1.58%(6)      1.90%(6)     1.99%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%         130%

 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6.  Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

                    19 OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.40       $ 13.92      $ 12.42       $ 10.88       $ 10.07
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .14           .19          .15           .17           .19(2)
 Net realized and unrealized gain                     2.84          3.20         2.62          2.03          1.28
                                                    =============================================================

 Total income from investment operations              2.98          3.39         2.77          2.20          1.47
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.18)         (.12)        (.12)         (.16)         (.24)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)         (.42)
                                                    -------------------------------------------------------------

 Total dividends and distributions
 to shareholders                                     (2.10)        (1.91)       (1.27)         (.66)         (.66)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 16.28       $ 15.40      $ 13.92       $ 12.42       $ 10.88
                                                   ==============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 20.84%        27.08%       24.55%        21.07%        15.65%


=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $ 801,485       $60,807      $25,609       $13,175        $7,623
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 355,797       $39,165      $19,230       $10,097        $4,856
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.21%         1.53%        1.09%         1.40%         1.71%(5)
 Expenses                                             2.10%         2.15%(6)     2.17%(6)      2.53%(6)      2.59%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%          130%


 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.



                    20 OPPENHEIMER QUEST BALANCED VALUE FUND

 CLASS C      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.40       $ 13.92      $ 12.43       $ 10.89       $ 10.07
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .15           .18          .15           .17           .15(2)
 Net realized and unrealized gain                     2.83          3.21         2.62          2.02          1.30
                                                   --------------------------------------------------------------
 Total income from investment operations              2.98          3.39         2.77          2.19          1.45
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.19)         (.12)        (.13)         (.15)         (.21)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)         (.42)
                                                   --------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (2.11)        (1.91)       (1.28)         (.65)         (.63)

 Net asset value, end of period                    $ 16.27        $15.40       $13.92        $12.43        $10.89
                                                   ==============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 20.80%        27.12%       24.51%        20.97%        15.38%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $ 313,506       $20,910       $6,687        $2,809        $1,828
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 139,356       $11,598       $4,724        $2,200        $  968
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.21%         1.60%        1.09%         1.40%         1.39%(5)
 Expenses                                             2.10%         2.15%(6)     2.17%(6)      2.53%(6)      2.88%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%          130%


 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6.  Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.




                    21 OPPENHEIMER QUEST BALANCED VALUE FUND

For More Information about Oppenheimer Quest Balanced Value Fund:

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

---------------------------------------------------------------------------


How to Get More Information:


---------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1.800.525.7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:

You can send us a request by e-mail or read or download documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.
SEC File No. 811-5225
PR0257.001.0200 Printed on recycled paper.

Appendix to Prospectus of
Oppenheimer Quest Balanced Value Fund

      Graphic Material included in the Prospectus of Oppenheimer Quest Balanced Value Fund: (the "Fund") "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the most recent full calendar years, since the Fund's inception, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                                  Annual
Year                                      Total
Ended                                     Returns
-----                                     -------
12/31/92                                  8.53%
12/31/93                                  11.77%
12/31/94                                    1.13%
12/31/95                                  28.41%
12/31/96                                  17.95%
12/31/97                                  31.01%
12/31/98                                  28.18%
12/31/99                                  11.23%

Oppenheimer Quest Balanced Value Fund

Two World Trade Center, 34th Floor, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated May 1, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 1, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.


Contents
                                                                            Page
                                 About the Fund

Additional Information About the Fund's Investment Policies and Risks.2
    The Fund's Investment Policies....................................2
    Other Investment Techniques and Strategies........................9
    Investment Restrictions..........................................24
How the Fund is Managed .............................................26
    Organization and History.........................................26
    Trustees and Officers............................................27
    The Manager......................................................32
Brokerage Policies of the Fund.......................................34
Distribution and Service Plans.......................................37
Performance of the Fund..............................................40


                               About Your Account

How To Buy Shares....................................................43
How To Sell Shares...................................................52
How To Exchange Shares...............................................56
Dividends, Capital Gains and Taxes...................................59
Additional Information About the Fund................................60


                      Financial Information About the Fund

Report of Independent Accountants....................................62
Financial Statements.................................................63


Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1
------------------------------------------------------------------------------

ABOUT THE FUND
------------------------------------------------------------------------------

    Additional Information About the Fund's Investment Policies and Risks

      The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund invests in. Additional information is also provided about the Fund's investment Manager, OppenheimerFunds, Inc., and the strategies that the Fund might use to try to achieve its objectives.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, OpCap Advisors, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Sub-Advisor evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Sub-Advisor may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore the Fund can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may increase the relative emphasis of its equity investments in securities of one or more capitalization ranges, based upon the Sub-Advisor's judgment of where the best market opportunities are to seek the Fund's objectives. At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller-capitalization companies at times of market volatility, the Fund's share price could fluctuate more than that of funds focusing on larger-capitalization issuers.

            |_| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the portfolio manager seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the portfolio manager looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

            |_| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

            |_| Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) may cause them in some cases to be regarded by the Sub-Advisor more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Sub-Advisor's investment decision with respect to convertible securities than in the case of non-convertible debt fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Sub-Advisor may consider the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X| Investments in Debt Securities. The Fund invests in a variety of domestic and foreign debt securities, including corporate bonds, debentures and other debt securities, and foreign and U.S. government securities including mortgage-related securities, to seek investment income as part of its investment objectives. It might invest in them also to seek capital growth or for liquidity or defensive purposes. Although the Fund will invest at least 25% of its total assets in fixed-income senior securities, the Fund currently emphasizes investments in equity securities. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

         |_| Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest and principal payment obligations as they become due. In making investments in debt securities, the Sub-Advisor may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's creditworthiness. The Fund's debt investments can include investment-grade bonds and non-investment grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Rating Services or Duff & Phelps, Inc., or that have comparable ratings by another nationally recognized rating organization. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Sub-Advisor to be of comparable quality to bonds rated as investment grade by a rating organization. The debt securities rating definitions of the principal ratings organizations are included in Appendix A to this Statement of Additional Information.

         |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

         |_| Special Risks of Lower-Grade Securities. The Fund can invest up to 25% of its total assets in lower-grade debt securities. Because lowergrade securities tend to offer higher yields than investment-grade securities, the Fund may invest in lowergrade securities if the Sub-Advisor is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio.

      "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Sub-Advisor to be of comparable quality to debt securities rated below investment grade, they are included in determining the maximum amount of the Fund's assets that can be invested in lower-grade securities under the 25% limitation. The Fund can invest in securities rated as low as "Caa" by Moody's or "CCC" by Standard and Poor's, although currently it does not intend to invest in securities in those ratings categories.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on these investments may reduce some of the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

        |_| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      If interest rates rise rapidly, prepayments may occur at a slower rate than expected and the expected maturity of long-term or medium-term securities could lengthen as a result. That would cause their value and the prices of the Fund's shares to fluctuate more widely in response to changes in interest rates.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

            |_| Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)   unsecuritized   mortgage   loans   insured   by  the   Federal   Housing
   Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to such instrumentality is minimal.

            |_| U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, and zero-coupon U.S. Treasury securities.

            |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

            |_| U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. Government agencies or instrumentalities, some of which are described below.

            |_| Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

            |_|  U.S.   Government   Securities.   These  include  obligations
issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

            |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid" investments.

      The Fund can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Trustees of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

            |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, and may be in excess of 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Foreign Securities. The Fund may purchase equity and debt securities issued by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalitites may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

            |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency
         rates  or  currency  control   regulations  (for  example,   currency
         blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
         economies.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Sub-Advisor will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goals of growth of capital and investment income.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund can engage in when-issued transactions to secure what the Sub-Advisor considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Sub-Advisor considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment. The Fund will not enter into when-issued commitments if more than 15% of the Fund's net assets would be committed under these transactions.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      |X| Participation Interests. The Fund can invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It may do so to try to provide income or to raise cash for liquidity purposes. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging. Although the Fund can use hedging instruments, it is not obligated to use them in seeking its objectives. It does not currently contemplate using them to any significant degree. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
      |_|    sell futures contracts,
      |_| buy puts on such futures or on securities, or |_| write covered calls on securities or futures. Covered calls could also be used to increase the Fund's income, but the Sub-Advisor does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so, the Fund could:
      |_| buy futures, or
      |_| buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) foreign currencies (these are referred to as "forward contracts"), and (3) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. These indices may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on broadly-based indices, securities, foreign currencies and stock index futures.

                  |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. For options on securities, that means the Fund must own the security subject to the call while the call is outstanding. For stock index options, that means the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. The Trustees have adopted an operating policy that the Fund may not write covered call options (or write put options) with respect to more than 5% of the value of the Fund's total assets.

      When the Fund writes a call on a security, it receives cash (a premium). For calls on securities, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Funds writes a call on an index, it receives cash (a premium). If the buyer of a call on a stock index exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      Settlement of puts and calls on broadly-based stock indices is in cash. Gain or loss on options on stock indices depends on changes in the index in question (and thus on price movements in the stock market generally).

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the escrowed assets in escrow until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            |_| Writing Put Options. The Fund can sell put options on stock indices, foreign currencies or stock index futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment of the exercise price during the option period. If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books in an amount at least equal to the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to settle the transaction in cash with the buyer of the put at the exercise price, even if the value of the underlying investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to settle in cash at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the fund might incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to settle the transaction in cash at the exercise price. The Fund has no control over when it may be required to settle the transaction, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can buy calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. Buying a call on a security or future gives the Fund the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      In the case of a purchase of a call on a stock index, if the Fund exercises the call during the call period, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      When the Fund buys a put, it pays a premium. It has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to buy the underlying security (in the case of puts on securities or futures) or in the case of puts on stock indices, to deliver cash to the Fund to settle the put if the closing level of the stock index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      Buying a put on a security or future enables the Fund to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a put on a stock index, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can resell the put. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its costs.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might a substantial decline against the U.S. dollar, it could into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Sub-Advisor might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor or Sub-Advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.




                             Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objectives are fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

            o The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus and this Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

            o The Fund cannot invest in real estate or real estate limited partnerships (direct participation programs). However, the Fund may purchase securities of issuers that engage in real estate operations and securities that are secured by real estate or interests in real estate.

            o The Fund cannot underwrite securities of other companies. A permitted exception is in case it might be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security held its own portfolio.

            o The Fund cannot invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Advisor owns more than 1/2 of 1% of the outstanding securities of that issuer, and who together own more 5% of the outstanding securities of that issuer;

            o The Fund cannot pledge its assets or assign or otherwise encumber its assets in amounts in excess of 10% of its net assets (taken at market value at the time of pledging). The Fund can pledge, assign or encumber its assets only to secure borrowings made within the limitations set forth in the Prospectus or this Statement of Additional Information.

            o The Fund cannot invest for the purpose of exercising control or management of another company.

            o The Fund cannot issue senior securities as defined in the Investment Company Act of 1940. However, the Fund may enter into any repurchase agreement; borrow money in accordance with restrictions described above, and lend portfolio securities.

            o The Fund cannot make loans to any person or individual. However, portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus or this Statement of Additional Information.

            o The Fund cannot invest more than 5% of the value of its total assets in the securities of any one issuer. This restriction applies to 75% of its total assets.

            o The Fund cannot purchase more than 10% of the voting securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities). This restriction applies to 75% of the Fund's total assets.

            o The Fund cannot concentrate its investments in any particular industry. However, if it is deemed appropriate to help the Fund attain its investment objective, the Fund may invest up to but less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes. For this purpose, a foreign government is considered to be an industry.

            o The Fund cannot borrow money in excess of 33-1/3% of the value of the Fund's total assets. The Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes. The Fund will make no additional investments while borrowings exceed 5% of the Fund's total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

      |_| The Fund cannot make short sales or purchase securities on margin. However, the Fund can mark short-term borrowings when necessary for the clearance of purchases of portfolio securities. Collateral arrangements in connection with futures and options transactions are not deemed to be margin transactions under this restriction.

            |_| The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases.

       Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     For  purposes  of the  Fund's  policy  not to  concentrate  its  assets  as described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix B to this Statement of Additional Information. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.


How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company. The Fund is one of three series of Oppenheimer Quest For Value Funds, an open-end management investment company organized as a Massachusetts business trust in April 1987 (and which is referred to as the "Trust").

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.


      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Trust into two or more series and each series into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, and Class C and Class Y. All classes invest in the same investment portfolio. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series of the Trust and new classes of shares of the Fund. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Massachusetts law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The Fund's shareholders have the right to call a meeting to remove a Trustee or to take certain other action described in the Declaration of Trust.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Trustees call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Trustee), the Fund will call a meeting of shareholders for that specified purpose.

      Shareholders of the different classes of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Trustees and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
    Oppenheimer Quest Small Cap Value Fund,
    Oppenheimer Quest Balanced Value Fund and
    Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series fund having one series: Limited-Term New York Municipal
    Fund,
Bond Fund Series, a series fund having one series: Oppenheimer Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund


    Ms. Macaskill and Messrs. Bishop, Darling, Donohue, Farrar, Wixted and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of April 10, 2000 the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.


Bridget A. Macaskill, Chairman of the Board of Trustees and President, Age: 51. Two World Trade Center, New York, New York 10048-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Paul Y. Clinton, Trustee, Age: 69.
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee, Age 66.
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee, Age: 66
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Lacy B. Herrmann, Trustee, Age: 70.
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee, Age: 85.
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

O. Leonard Darling, Vice President, Age: 57.
Two World Trade Center, New York, New York 10048-0203
Chief Investment Officer and Executive Vice President of the Manager (since 6/99); Chairman and Director of HarbourView Asset Management Corporation (since 6/99); formerly Chief Executive Officer of HarbourView Asset Management Corporation (12/ 98-6/99); Trustee (1993 - present) of Awhtolia College - Greece.


Andrew J. Donohue, Secretary, Age: 49.

Two World Trade Center, New York, New York 10048-0203
Executive Vice President (since January 1993), General Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund, and from two other funds that are not Oppenheimer funds but for which the Sub-Advisor acts as investment advisor. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1999.

--------------------------------------------------------------------------------
                                                              Total Compensation
                                                            From all Oppenheimer
                                                                 Quest/Rochester
                   Aggregate           Retirement          Funds
                   Compensation        Benefits Accrued    (10 Funds)2
Trustee's Name     From the Fund 1     as Part of Fund
                                       Expenses
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Y. Clinton    $22,964             $17,529             $140,1903
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas W. Courtney $18,577             $13,143             $140,1903
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli    $4,980              $ 0                 $176,2154
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lacy B. Herrmann   $25,517             $20,082             $139,2903
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George Loft        $25,028             $19,593             $140,1903
--------------------------------------------------------------------------------
1. Aggregate compensation includes fees and any retirement plan benefits accrued for a Trustee.
2.    For the 1999 calendar year.

Total compensation for the 1999 calendar year includes compensation from 12 funds for which the Sub-Advisor acts as the investment advisor.
4. The total  compensation  for the 1999 calendar  year includes  compensation
received for serving as Trustee of 24 other        Oppenheimer funds.


      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

    |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

    Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.


    |X| Major Shareholders. As of April 10, 2000 the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were :

            Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned for the benefit of its clients 7,042,907.541 Class A shares (representing 10.67% of the Class A shares then outstanding);


            Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 which owned for the benefit of its clients 3,634,633.791 Class A shares (representing 5.50% of the Class A shares then outstanding);


            Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned for the benefit of its clients 4,487,795.605 Class B shares (representing 8.08% of the Class B shares then outstanding); and

            Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned for the benefit of its clients 2,874,850.864 Class C shares (representing 13.36% of the Class C shares then outstanding).


The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund's parent Trust. The Manager handles the Fund's day-to-day business, and the agreement permits the Manager to enter into sub-advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The portfolio manager of the Fund is employed by the Sub-Advisor and is the person who is principally responsible for the day-to-day management of the Fund's portfolio, as described below.

    The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. Expenses for the Trust's three series are allocated to the series in proportion to their net assets, unless allocations of expenses can be made directly to a series. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------------------------------------------------
                                                       Fees Paid to Manager to
                           Management Fees Paid to      Calculate Fund's Net
Fiscal Year ended 10/31:    OppenheimerFunds, Inc.          Asset Values1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          1997                     $726,006                    $54,547
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          1998                    $1,306,652                   $55,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1999                    $8,029,613                     $0

--------------------------------------------------------------------------------

1. During the fiscal years ended 1997 and 1998, the Fund paid the Manager a fee for accounting services, consisting of a base fee of $55,000 per year plus out-of-pocket expenses. The Manager voluntarily agreed to eliminate this fee commencing with the 1999 fiscal year.

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Quest for Value" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Quest for Value" as part of its name.

The Sub-Advisor. The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor. From the Fund's inception on November 1, 1991 until November 22, 1995, the Sub-Advisor (which was then named Quest for Value Advisors) or the Sub-Advisor's parent served as the Fund's investment advisor. The Sub-Advisor acts as investment advisor to other investment companies and for individual investors.

      On November 4, 1997, PIMCO Advisors L.P., a registered investment advisor with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Advisor. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. As a result, Oppenheimer Capital and the Sub-Advisor became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an New York Stock Exchange-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.

      PIMCO Partners, G.P. beneficially owns or controls (through its general partner interest in the former Oppenheimer Capital, L.P.) more than 80% of the units of limited partnership of PIMCO Advisors. PIMCO Partners, G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

      The managing general partner of PIMCO Partners, G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO Partners G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO Partners, G.P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.


      As described in the Prospectus, Allianz AG expects to acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor, in early May 2000.


      |X| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio manager of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

      Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

      The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

                         Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that the Manager or the Sub-Advisor thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

    The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

    The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Brokerage Practices. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

     The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


    Because the Sub-Advisor was an affiliate of Oppenheimer & Co., Inc., a broker-dealer ("OpCo"), until November 3, 1997, the table below includes information about brokerage commissions paid to OpCo for the Fund's portfolio transactions.


--------------------------------------------------------------------------------

                                                       Total $ Amount of
               Total                                   Transactions for Which
               Brokerage    Brokerage Commissions      Brokerage Commissions
Fiscal Year    Commissions  Paid to OpCo:              Were Paid to OpCo:
Ended 10/31    Paid1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Dollar       % of Total    Dollar       % of Total
                            Amount                     Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1997      $228,321     $60,348      26.4%         $45,414,493  25.1%
----------------------------
--------------------------------------------------------------------------------
     1998      $587,938
--------------------------------------------------------------------------------
----------------------------
     1999      $2,075,7222
--------------------------------------------------------------------------------

1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 10/31/99, the amount of transactions directed to brokers for research services was $250,557,311 and the amount of the commissions paid to broker-dealers for those services was $320,995.

                         Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Trust, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

--------------------------------------------------------------------------------

Fiscal     Aggregate    Class A       Commissions    Commissions  Commissions
Year       Front-End    Front-End     on Class A     on Class B   on Class C
Ended      Sales        Sales         Shares         Shares       Shares
10/31:     Charges on   Charges       Advanced by    Advanced by  Advanced by
           Class A      Retained by   Distributor1   Distributor1 Distributor1
           Shares       Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1997    $201,700     $53,948       $5,195         $356,283     $37,161
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998    $573,438     $164,302      $53,578        $912,720     $103,768
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1999    $8,149,674   $2,088,039    $855,903       $20,435,217  $2,322,407
--------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

--------------------------------------------------------------------------------

Fiscal      Class A Contingent    Class B Contingent    Class C Contingent
Year  Ended Deferred Sales        Deferred Sales        Deferred Sales Charges
10/31       Charges Retained by   Charges Retained by   Retained by Distributor
            Distributor           Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1999            $5,363               $554,662                $44,093
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

    Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion from time to time may use their own resources (at no cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

    Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

    The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

    While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

    Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

    |X| Service Plans. Under the service plans, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares of a particular Class, A, B or C. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plans permit compensation to the Distributor at a rate of up to 0.25% of average annual net assets of the applicable class. The Board has set the rate at that level. While the plans permit the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of shares of the applicable class held in the accounts of the recipients or their customers.

    |X| Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans compensate the Distributor at a flat rate for its services and costs in distributing shares and servicing accounts, whether the Distributor's expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

    The plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    Under the Class A plan, the Distributor pays a portion of the asset-based sales charge to brokers, dealers and financial institutions and retains the balance. Commencing January 1, 2002, the Distributor will not retain any portion of the asset-based sales charge. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge it receives on Class C shares as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

    The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class A, Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.








 -------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/99
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                                              Distributor's    Distributor's
                                              Aggregate        Unreimbursed
                 Total          Amount        Unreimbursed     Expenses as %
                 Payments       Retained by   Expenses Under   of Net Assets
 Class:          Under Plan     Distributor   Plan             of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class A Plan    $1,809,304     $330,801      N/A                    N/A
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B Plan    $3,537,744     $3,199,159    $23,496,551           2.93%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C Plan    $1,385,575     $1,012,368    $3,723,970            1.19%
 -------------------------------------------------------------------------------

    All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

                             Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.


      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. Class Y shares are first being offered as of the date of this Statement Additional Information; accordingly, there is no performance history for Class Y shares. There is no sales charge on Class Y shares.


            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )



            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P


            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

            The Fund's Total Returns for the Periods Ended 10/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
Class of  Returns (10
Shares    years or Life of
          Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                 1-Year              (or              (or
                                               life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   244.03%1 265.01%1 14.50%   21.48%   21.05%   22.49%   16.70%1 17.57%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   191.75%2 191.75%2 15.84%   20.84%   21.59%   21.78%   18.96%2 18.96%2
--------------------------------------------------------------------------------
Class C   190.29%3 190.29%3 19.80%   20.80%   21.69%   21.69%   18.87%3 18.87%3
--------------------------------------------------------------------------------
1. Inception of Class A:      11/1/91
2. Inception of Class B:      9/1/93
3. Inception of Class C:      9/1/93

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on stated fund classifications. Lipper currently ranks the Fund's performance against all other balanced funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      |X| Morningstar Rankings. From time to time the Fund may publish the ranking and or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is include among domestic stock funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

       AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the
   ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If
     Federal Funds are received on a business day after the close of the
      Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
          |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                        Oppenheimer   Main   Street   California
Oppenheimer Bond Fund                     Municipal Fund
                                        Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund       Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Value Fund       Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Quest Balanced Value Fund
                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Capital Income Fund           Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Insured Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer International Bond Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund Oppenheimer U.S. Government Trust Oppenheimer International Small Company Fund Oppenheimer World Bond Fund Oppenheimer Large Cap Growth Fund Limited-Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Rochester Fund Municipals


Oppenheimer Emerging Technologies Fund And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial   California  Tax  Exempt      Centennial Tax Exempt Trust
                                           Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
                                          cEntennial Money Market Trust


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class  B  shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a class of shares and the dividends payable on a class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class A, Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classed, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|   Securities   Valuation.   The  Fund's   Board  of   Trustees   has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

      |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

      How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.


      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.


Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shareswill be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Only certain Oppenheimer Funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sale charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. When you exchange some or all of your shares from one fund to another any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless your tell the Transfer Agent not to do so. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


                       Dividends, Capital Gains and Taxes


Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the higher asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of each class of shares.


Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

          Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

                      Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. The Fund pays the Transfer Agent a fixed annual maintenance fee for each shareholder account and reimburses the Transfer Agent for its out-of-pocket expenses. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

      |X| Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for shareholders of the Fund who were former shareholders of the AMA Family of Funds and clients of AMA Investment Advisors, Inc. (which had been the investment advisor of AMA Family of Funds). It is also the servicing agent for Fund shareholders who are:
(i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts that participated or participate in a retirement plan for which Unified Investment Advisors, Inc. or an affiliate acts as custodian or trustee,
(iii) accounts that have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

The Custodian. Citibank, N.A. is the custodian bank of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances at times may be substantial.


Independent Accountants. KPMG LLP became the independent accountants of the Fund effective March 2000. PricewaterhouseCoopers LLP, the Fund's prior independent accountants, audited the Fund's financial statements as of October 31, 1999 and performed other related audit services. PricewaterhouseCoopers LLP also acted as independent accountants for certain other funds advised by the Manager and its affiliates.

REPORT OF INDEPENDENT ACCOUNTANTS

===============================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER QUEST FOR VALUE FUNDS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund (one of the portfolios constituting Oppenheimer Quest For Value Funds, hereafter referred to as the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
November 19, 1999

STATEMENT OF INVESTMENTS  October 31, 1999

                                                                                                    MARKET VALUE
                                                                                   SHARES            SEE NOTE 1
=================================================================================================================
 COMMON STOCKS--54.2%
-----------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--4.3%
-----------------------------------------------------------------------------------------------------------------
 CHEMICALS--3.2%
 Du Pont (E.I.) De Nemours & Co.                                                    1,000,000       $  64,437,500
-----------------------------------------------------------------------------------------------------------------
 METALS--1.1%
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)                                     1,300,000          21,693,750
-----------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--2.7%
-----------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.9%
 Raytheon Co., Cl. B                                                                  650,000          18,931,250
-----------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--1.8%
 Waste Management, Inc.                                                             1,950,000          35,831,250
-----------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--10.7%
-----------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--6.3%
 General Semiconductor, Inc.(1)                                                       750,000           7,875,000
-----------------------------------------------------------------------------------------------------------------
 MCI WorldCom, Inc.(1)                                                                425,000          36,470,313
-----------------------------------------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                                           1,100,000          81,743,750
                                                                                                    -------------
                                                                                                      126,089,063

-----------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--4.4%
 Bell Atlantic Corp.                                                                1,350,000          87,665,625
-----------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--5.8%
-----------------------------------------------------------------------------------------------------------------
 BROADCASTING--1.0%
 AMFM, Inc.(1)                                                                        300,000          21,000,000
-----------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT--1.4%
 McDonald's Corp.                                                                     700,000          28,875,000
-----------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--3.4%
 Kroger Co.(1)                                                                      3,300,000          68,681,250
-----------------------------------------------------------------------------------------------------------------
 FINANCIAL--13.1%
-----------------------------------------------------------------------------------------------------------------
 BANKS--4.3%
 Fleet Boston Corp.                                                                 1,500,000          65,437,500
-----------------------------------------------------------------------------------------------------------------
 Wells Fargo Co.                                                                      450,000          21,543,750
                                                                                                    -------------
                                                                                                       86,981,250


-----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--7.2%
 Citigroup, Inc.                                                                      300,000          16,237,500
-----------------------------------------------------------------------------------------------------------------
 Freddie Mac                                                                        1,300,000          70,281,250
-----------------------------------------------------------------------------------------------------------------
 Household International, Inc.                                                      1,300,000          58,012,500
                                                                                                    -------------
                                                                                                      144,531,250

-----------------------------------------------------------------------------------------------------------------
 INSURANCE--1.6%
 XL Capital Ltd., Cl. A                                                               600,000          32,212,500

                    12 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                                                    MARKET VALUE
                                                                                    SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE--5.5%
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--5.5%
 American Home Products Corp.                                                       2,100,000      $  109,725,000
-----------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--9.2%
-----------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--5.6%
 Computer Associates International, Inc.                                            2,000,000         113,000,000
-----------------------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.5%
 L.M. Ericsson Telephone Co., Cl. B, ADR                                            1,200,000          51,300,000
-----------------------------------------------------------------------------------------------------------------
 ELECTRONICS--1.1%
 Motorola, Inc.                                                                       230,000          22,410,625
-----------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--2.9%
-----------------------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--1.7%
 AMR Corp.(1)                                                                         540,000          34,290,000
-----------------------------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--1.2%
 Canadian Pacific Ltd.                                                              1,000,000          23,562,500
                                                                                                    -------------
 Total Common Stocks (Cost $1,029,858,816)                                                          1,091,217,813

=================================================================================================================
 PREFERRED STOCKS--0.4%
-----------------------------------------------------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Depositary Shares each representing 0.05 Shares of Step-Up Cum. Cv., Non-Vtg.
 (Cost $8,173,336)                                                                    506,400           8,134,050

                                                                                         FACE
                                                                                       AMOUNT
=================================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--11.0%
-----------------------------------------------------------------------------------------------------------------
 Tennessee Valley Authority Inflationary Bonds, 3.375%, 1/15/07(2)              $  55,894,330          51,553,018
-----------------------------------------------------------------------------------------------------------------
 U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09(2)                        174,218,220         170,951,628
                                                                                                    -------------
 Total U.S. Government Obligations (Cost $223,394,669)                                                222,504,646


=================================================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.6%
-----------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--0.3%
-----------------------------------------------------------------------------------------------------------------
 CHEMICALS--0.3%
 IMC Global, Inc., 7.625% Bonds, 11/1/05                                            5,500,000           5,472,736
-----------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--4.7%
-----------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.5%
 Raytheon Co., 6.40% Unsec. Debs., 12/15/18                                        11,500,000           9,774,402
-----------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.5%
 Allied Waste North America, Inc.:
 7.625% Sr. Nts., Series B, 1/1/06                                                  9,500,000           8,241,250
 10% Sr. Sub. Nts., 8/1/093                                                        48,000,000          40,860,000
-----------------------------------------------------------------------------------------------------------------
 American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                              2,000,000           1,795,000
                                                                                                    -------------
                                                                                                       50,896,250

                    13 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                                         FACE       MARKET VALUE
                                                                                       AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 MANUFACTURING--1.7%
 Federal-Mogul Corp., 7.375% Nts., 1/15/06                                        $10,500,000      $    9,676,600
-----------------------------------------------------------------------------------------------------------------
 Textron, Inc., 6.75% Unsec. Nts., 9/15/02                                         24,000,000          23,954,280
                                                                                                    -------------
                                                                                                       33,630,880

-----------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--0.4%
-----------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.4%
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                   6,000,000           5,017,500
-----------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                            2,750,000           2,516,250
                                                                                                    -------------
                                                                                                        7,533,750

-----------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--3.4%
-----------------------------------------------------------------------------------------------------------------
 BROADCASTING--1.0%
 USA Networks, Inc., 6.75% Sr. Unsec. Nts., 11/15/05                               21,150,000          20,215,762
-----------------------------------------------------------------------------------------------------------------
 FOOD--0.1%
 AmeriServe Food Distribution, Inc., 10.125% Sr. Sub. Nts., 7/15/07                 4,000,000           2,020,000
-----------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.1%
 Safeway, Inc.:
 7% Nts., 9/15/02                                                                  18,500,000          18,483,813
 7.25% Nts., 9/15/04                                                               23,500,000          23,555,225
                                                                                                    -------------
                                                                                                       42,039,038
                                                                                                    -------------

-----------------------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--0.2%
 Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03                          5,500,000           5,376,250
-----------------------------------------------------------------------------------------------------------------
 FINANCIAL--6.8%
-----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--5.2%
 Conseco Financing Trust II, 8.70% Unsec. Capital Securities, 11/15/26             46,155,000          40,462,150
-----------------------------------------------------------------------------------------------------------------
 Conseco Financial Trust III, 8.796% Bonds, 4/1/27                                 32,890,000          29,112,320
-----------------------------------------------------------------------------------------------------------------
 Duke Capital Corp.:
 7.25% Nts., 10/1/04                                                               24,000,000          24,196,560
 7.50% Bonds, 10/1/09                                                              11,500,000          11,646,660
                                                                                                    -------------
                                                                                                      105,417,690
                                                                                                    -------------


-----------------------------------------------------------------------------------------------------------------
 INSURANCE--1.6%
 AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09                                       26,900,000          25,370,278
-----------------------------------------------------------------------------------------------------------------
 Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                                          8,000,000           7,373,880
                                                                                                    -------------
                                                                                                       32,744,158

-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE--2.4%
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--2.4%
 PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08                                     6,000,000           3,930,000



                    14 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                                         FACE       MARKET VALUE
                                                                                       AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES Continued
 Tenet Healthcare Corp.:
 7.625% Sr. Unsec. Nts., Series B, 6/1/08                                        $  5,350,000     $     5,002,250
 8% Sr. Nts., 1/15/05                                                              39,150,000          37,094,625
 8.625% Sr. Unsec. Nts., 12/1/03                                                    2,500,000           2,458,203
                                                                                                    -------------
                                                                                                       48,485,078

-----------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--0.6%
-----------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--0.6%
 Electronic Data Systems Corp., 6.85% Nts., 10/15/04                               11,800,000          11,854,563
                                                                                                    -------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $398,867,470)                                  375,460,557


=================================================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.7%
-----------------------------------------------------------------------------------------------------------------
 Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                        10,000,000          10,375,000
-----------------------------------------------------------------------------------------------------------------
 Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05                          4,000,000           3,080,000
                                                                                                    -------------
 Total Convertible Corporate Bonds and Notes (Cost $12,086,762)                                        13,455,000


=================================================================================================================
 SHORT-TERM NOTES--13.6%(4)
-----------------------------------------------------------------------------------------------------------------
 American Express Credit Corp., 5.28%, 11/15/99                                    55,729,000          55,614,726
-----------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.17%, 12/2/99                                   35,975,000          35,815,461
-----------------------------------------------------------------------------------------------------------------
 Ford Motor Credit Co., 5.30%, 11/18/99                                            60,175,000          60,025,532
-----------------------------------------------------------------------------------------------------------------
 General Electric Capital Services, 5.29%, 11/8/99                                 14,840,000          14,824,735
-----------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.23%, 11/2/99                                   60,320,000          60,311,233
-----------------------------------------------------------------------------------------------------------------
 IBM Credit Corp., 5.29%, 11/18/99                                                 35,055,000          34,967,431
-----------------------------------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.33%, 11/29/99                                         12,195,000          12,145,298
                                                                                                    -------------
 Total Short-Term Notes (Cost $273,704,416)                                                           273,704,416


-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,946,085,469)                                       98.5%      1,984,476,482
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                          1.5          29,598,110
                                                                                 --------------------------------

 NET ASSETS                                                                            100.0%      $2,014,074,592
                                                                                 ================================


FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.

 2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,860,000 or 2.03% of the Fund's net assets as of October 31, 1999.

 4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

 See accompanying Notes to Financial Statements.

                    15 OPPENHEIMER QUEST BALANCED VALUE FUND

 STATEMENT OF ASSETS AND LIABILITIES  October 31, 1999

=================================================================================================================
 ASSETS
 Investments, at value (cost $1,946,085,469)--see accompanying statement                         $  1,984,476,482
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                    23,100,538
 Interest and dividends                                                                                11,388,581
 Other                                                                                                    132,205
                                                                                                 ----------------
 Total assets                                                                                       2,019,097,806

=================================================================================================================
 LIABILITIES
-----------------------------------------------------------------------------------------------------------------
 Bank overdraft                                                                                             2,661
-----------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                                 3,707,468
 Registration and filing fees                                                                             482,937
 Distribution and service plan fees                                                                       396,455
 Transfer and shareholder servicing agent fees                                                            206,849
 Trustees' compensation                                                                                    73,419
 Other                                                                                                    153,425
                                                                                                 ----------------
 Total liabilities                                                                                      5,023,214

=================================================================================================================
 NET ASSETS                                                                                        $2,014,074,592
                                                                                                 ================
=================================================================================================================
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                                                        $    1,233,007
-----------------------------------------------------------------------------------------------------------------

 Additional paid-in capital                                                                         1,918,957,002
-----------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                    5,227,907
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                              50,265,663
-----------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                            38,391,013

                                                                                                 ----------------

 Net assets                                                                                        $2,014,074,592
                                                                                                 ================
=================================================================================================================
 NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $899,084,244 and 54,788,895 shares of beneficial interest outstanding)                                    $16.41
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                               $17.41
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $801,484,611
 and 49,242,012 shares of beneficial interest outstanding)                                                 $16.28
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $313,505,737
 and 19,269,829 shares of beneficial interest outstanding)                                                 $16.27



 See accompanying Notes to Financial Statements.



                    16 OPPENHEIMER QUEST BALANCED VALUE FUND

 STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999

=================================================================================================================
 INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------
 Interest                                                                                            $ 26,468,618
-----------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $24,396)                                                4,957,113
                                                                                                     ------------
 Total income                                                                                          31,425,731

=================================================================================================================
 EXPENSES
-----------------------------------------------------------------------------------------------------------------
 Management fees                                                                                        8,029,613
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                1,809,304
 Class B                                                                                                3,537,744
 Class C                                                                                                1,385,575
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                          1,346,914
-----------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                             586,347
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                    97,066
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                               58,514
-----------------------------------------------------------------------------------------------------------------
 Other                                                                                                    397,541
                                                                                                     ------------
 Total expenses                                                                                        17,248,618
 Less expenses paid indirectly                                                                           (30,322)
                                                                                                     ------------
 Net expenses                                                                                          17,218,296

=================================================================================================================
 NET INVESTMENT INCOME                                                                                 14,207,435

=================================================================================================================
 REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                                      50,925,358
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                                  25,800,019
                                                                                                     ------------
 Net realized and unrealized gain                                                                      76,725,377

=================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $90,932,812
                                                                                                     ============




 See accompanying Notes to Financial Statements.

                    17 OPPENHEIMER QUEST BALANCED VALUE FUND

 STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED OCTOBER 31,                                                             1999                1998
=================================================================================================================
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------
 Net investment income                                                       $     14,207,435     $     2,923,416
-----------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                 50,925,358          30,835,570
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                             25,800,019           3,887,092
                                                                                ---------------------------------

 Net increase in net assets resulting from operations                              90,932,812          37,646,078



=================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                           (6,078,115)        (1,415,504)
 Class B                                                                           (3,048,066)          (321,556)
 Class C                                                                           (1,204,827)           (96,706)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                          (19,068,191)       (10,300,115)
 Class B                                                                           (8,965,339)        (3,423,832)
 Class C                                                                           (3,441,385)          (921,807)

=================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                          739,204,026          42,617,372
 Class B                                                                          722,633,645          29,355,474
 Class C                                                                          285,571,885          12,351,024


=================================================================================================================
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------
 Total increase                                                                 1,796,536,445         105,490,428
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              217,538,147         112,047,719
                                                                               ----------------------------------
 End of period (including undistributed net investment
 income of $5,227,907 and $1,351,480, respectively)                            $2,014,074,592        $217,538,147
                                                                               ==================================



 See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER QUEST BALANCED VALUE FUND

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.50       $ 13.99      $ 12.48       $ 10.92      $ 10.09
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .21           .26          .20           .23          .27(2)
 Net realized and unrealized gain                     2.88          3.24         2.65          2.05         1.27
                                                   --------------------------------------------------------------
 Total income from investment operations              3.09          3.50         2.85          2.28         1.54
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.26)         (.20)        (.19)         (.22)        (.29)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)        (.42)
                                                    -------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (2.18)        (1.99)       (1.34)         (.72)        (.71)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 16.41       $ 15.50      $ 13.99       $ 12.48      $ 10.92
                                                    =============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 21.48%        27.91%       25.18%        21.84%       16.35%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)         $899,084      $135,821      $79,751       $49,322      $37,082
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $454,409      $103,244      $61,618       $43,428      $33,397
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.81%         2.07%        1.68%         2.03%        2.60%(5)
 Expenses                                             1.51%         1.55%(6)     1.58%(6)      1.90%(6)     1.99%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%         130%

 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6.  Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

 See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.40       $ 13.92      $ 12.42       $ 10.88       $ 10.07
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .14           .19          .15           .17           .19(2)
 Net realized and unrealized gain                     2.84          3.20         2.62          2.03          1.28
                                                    =============================================================

 Total income from investment operations              2.98          3.39         2.77          2.20          1.47
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.18)         (.12)        (.12)         (.16)         (.24)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)         (.42)
                                                    -------------------------------------------------------------

 Total dividends and distributions
 to shareholders                                     (2.10)        (1.91)       (1.27)         (.66)         (.66)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 16.28       $ 15.40      $ 13.92       $ 12.42       $ 10.88
                                                   ==============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 20.84%        27.08%       24.55%        21.07%        15.65%


=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $ 801,485       $60,807      $25,609       $13,175        $7,623
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 355,797       $39,165      $19,230       $10,097        $4,856
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.21%         1.53%        1.09%         1.40%         1.71%(5)
 Expenses                                             2.10%         2.15%(6)     2.17%(6)      2.53%(6)      2.59%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%          130%


 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

 See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER QUEST BALANCED VALUE FUND

 CLASS C      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.40       $ 13.92      $ 12.43       $ 10.89       $ 10.07
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .15           .18          .15           .17           .15(2)
 Net realized and unrealized gain                     2.83          3.21         2.62          2.02          1.30
                                                   --------------------------------------------------------------
 Total income from investment operations              2.98          3.39         2.77          2.19          1.45
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.19)         (.12)        (.13)         (.15)         (.21)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)         (.42)
                                                   --------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (2.11)        (1.91)       (1.28)         (.65)         (.63)

 Net asset value, end of period                    $ 16.27        $15.40       $13.92        $12.43        $10.89
                                                   ==============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 20.80%        27.12%       24.51%        20.97%        15.38%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $ 313,506       $20,910       $6,687        $2,809        $1,828
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 139,356       $11,598       $4,724        $2,200        $  968
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.21%         1.60%        1.09%         1.40%         1.39%(5)
 Expenses                                             2.10%         2.15%(6)     2.17%(6)      2.53%(6)      2.88%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%          130%


 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6.  Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

 See accompanying Notes to Financial Statements.


                    21 OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is growth of capital and investment income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                    22 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $70,347 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $73,419 as of October 31, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.



                  23  OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATMENTS Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED OCTOBER 31, 1999             YEAR ENDED OCTOBER 31, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                      52,113,404       $ 837,757,585           4,356,057        $ 61,783,195
 Dividends and/or
 distributions reinvested                   1,593,155          23,977,272             862,256          11,210,143
 Redeemed                                  (7,682,755)       (122,530,831)         (2,153,035)        (30,375,966)
                                          -------------------------------------------------------------------------
 Net increase                              46,023,804        $739,204,026           3,065,278         $42,617,372
                                          =========================================================================
-------------------------------------------------------------------------------------------------------------------

 CLASS B
 Sold                                      47,556,516       $ 759,392,906           2,418,672        $ 34,018,626
 Dividends and/or
 distributions reinvested                     754,928          11,312,030             276,040           3,565,995
 Redeemed                                  (3,017,631)        (48,071,291)           (585,932)         (8,229,147)
                                          -------------------------------------------------------------------------
 Net increase                              45,293,813        $722,633,645           2,108,780         $29,355,474
                                          =========================================================================
-------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                      19,021,846       $ 303,512,681             990,115        $ 14,015,246
 Dividends and/or
 distributions reinvested                     290,560           4,352,373              74,668             964,286
 Redeemed                                  (1,400,575)        (22,293,169)           (187,201)         (2,628,508)
                                          -------------------------------------------------------------------------
 Net increase                              17,911,831        $285,571,885             877,582         $12,351,024
                                          =========================================================================

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of October 31, 1999, net unrealized appreciation on securities of $38,391,013 was composed of gross appreciation of $122,174,994, and gross depreciation of $83,783,981.



                    24 OPPENHEIMER QUEST BALANCED VALUE FUND

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the year ended October 31, 1999, was 0.85% of average annual net assets for each class of shares.
------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $2,462,902 to the Sub-Advisor.
------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $1,156,801.
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                     AGGREGATE          CLASS A       COMMISSIONS         COMMISSIONS         COMMISSIONS
                     FRONT-END        FRONT-END        ON CLASS A          ON CLASS B          ON CLASS C
                 SALES CHARGES    SALES CHARGES            SHARES              SHARES              SHARES
                    ON CLASS A      RETAINED BY       ADVANCED BY         ADVANCED BY         ADVANCED BY
 YEAR ENDED             SHARES      DISTRIBUTOR    DISTRIBUTOR(1)      DISTRIBUTOR(1)      DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
 October 31, 1999   $8,149,674       $2,088,939          $855,903         $20,435,217          $2,322,407

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                               CLASS A                       CLASS B                            CLASS C
                   CONTINGENT DEFERRED           CONTINGENT DEFERRED                CONTINGENT DEFERRED
                         SALES CHARGES                 SALES CHARGES                      SALES CHARGES
YEAR ENDED     RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
 October 31, 1999               $5,363                      $554,662                            $44,093

     The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    25 OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan, the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $1,809,304, all of which was paid by the Distributor to recipients. That included $84,259 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                           DISTRIBUTOR'S         DISTRIBUTOR'S
                                                               AGGREGATE          UNREIMBURSED
                                                            UNREIMBURSED         EXPENSES AS %
                    TOTAL PAYMENTS      AMOUNT RETAINED         EXPENSES         OF NET ASSETS
                        UNDER PLAN       BY DISTRIBUTOR       UNDER PLAN              OF CLASS
----------------------------------------------------------------------------------------------
 Class B Plan           $3,537,744           $3,199,159      $23,496,551                 2.93%
 Class C Plan            1,385,575            1,012,368        3,723,970                 1.19

                    26 OPPENHEIMER QUEST BALANCED VALUE FUND

===============================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended October 31, 1999.

                                   Appendix A
------------------------------------------------------------------------------
                               RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

                         Moody's Investors Service, Inc.
------------------------------------------------------------------------------

                        Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

                        Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

                        Standard & Poor's Rating Services
------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

                         Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

                                Fitch IBCA, Inc.
------------------------------------------------------------------------------

                     International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.


                   Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:
                                   High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                        Food and Drug Retailers
Air Transportation                       Gas Utilities
Asset-Backed                             Health Care/Drugs
Auto Parts and Equipment                 Health Care/Supplies & Services
Automotive                               Homebuilders/Real Estate
Bank Holding Companies                   Hotel/Gaming
Banks                                    Industrial Services
Beverages                                Information Technology
Broadcasting                             Insurance
Broker-Dealers                           Leasing & Factoring
Building Materials                       Leisure
Cable Television                         Manufacturing
Chemicals                                Metals/Mining
Commercial Finance                       Nondurable Household Goods
Communication Equipment                  Office Equipment
Computer Hardware                        Oil - Domestic
Computer Software                        Oil - International
Conglomerates                            Paper
Consumer Finance                         Photography
Consumer Services                        Publishing
Containers                               Railroads & Truckers
Convenience Stores                       Restaurants
Department Stores                        Savings & Loans
Diversified Financial                    Shipping
Diversified Media                        Special Purpose Financial
Drug Wholesalers                         Specialty Printing
Durable Household Goods                  Specialty Retailing
Education                                Steel
Electric Utilities                       Telecommunications - Long Distance
Electrical Equipment                     Telephone - Utility
Electronics                              Textile, Apparel & Home Furnishings
Energy Services                          Tobacco
Entertainment/Film                       Trucks and Parts
Environmental                            Wireless Services
Food

                                     Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)    plans  qualified  under  Sections  401(a)  or  401(k)  of the  Internal
         Revenue Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

--------------------------------------------------------------------------------
  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2)   has, at the time of purchase,  100 or more  eligible  employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc.   ("Merrill   Lynch")  on  a  daily  valuation  basis  for  the
            Retirement   Plan.   On  the  date  the  plan   sponsor   signs  the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.


------------------------------------------------------------------------------
          II. Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_| The Manager or its affiliates.
|_|   Present or former  officers,  directors,  trustees  and  employees  (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse,
         children,  grandchildren,   grandparents,   parents,  parents-in-law,
         brothers  and  sisters,  sons-  and  daughters-in-law,   a  sibling's
         spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered  representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares  purchased  through  a  broker-dealer  that  has  entered  into a
         special   agreement  with  the  Distributor  to  allow  the  broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its
         subsidiaries)   on  which  an  initial  sales  charge  or  contingent
         deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.3
(5)   Under a Qualified  Domestic  Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum  distribution  requirements of the Internal  Revenue
            Code.
(7)         To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.4
         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions  from accounts  other than  Retirement  Plans  following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.5
(5)   To make  distributions  required  under a Qualified  Domestic  Relations
                Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum  distribution  requirements of the Internal  Revenue
                Code.
(7)             To make "substantially equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.6 (9) On account of the participant's separation from service.7 (10) Participant-directed redemptions to purchase shares of a mutual fund
                (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:


Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                        Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
Number of Eligible     Initial Sales        Initial Sales
   Employees or       Charge as a % of    Charge as a % of   Commission as % of
      Members          Offering Price    Net Amount Invested   Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                 2.50%                2.56%               2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At   least  10  but        2.00%                2.04%               1.60%
not more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the  Class A shares  of a Fund and the other  Former  Connecticut  Mutual
Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4)   employee  benefit  plans  sponsored  by  Connecticut   Mutual  Financial
         Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)   in  connection  with  the  Fund's  right  to  involuntarily   redeem  or
         liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.





VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


------------------------------------------------------------------------------
   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                           Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Quest Balanced Value Fund

Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Sub-Advisor
      OpCap Advisors
      1345 Avenue of the Americas, 49th Floor
      New York, New York 10105-4800

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Accountants

      KPMG LLP
      707 Seventeenth Street
      Denver, CO 80202


Legal Counsel
      Mayer Brown & Platt
      1675 Broadway
      New York, New York 10019-5820




PX257.0200

Oppenheimer
Quest Opportunity
Value Fund


Prospectus dated February 25, 2000


                    Oppenheimer Quest Opportunity Value Fund is a mutual fund that seeks growth of capital as its goal. It invests in diversified portfolio of stocks, bonds and cash equivalents, but primarily focuses on stocks.

                         This Prospectus  contains  important  information about
                    the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.



                                                         [logo] OppenheimerFunds


CONTENTS



            ABOUT THE FUND

            The Fund's Investment Objective and Strategies


            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed



            ABOUT YOUR ACCOUNT


            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink

            OppenheimerFunds Internet Web Site
            Retirement Plans


            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights


------------------------------------------------------------------------------

ABOUT THE FUND

------------------------------------------------------------------------------


The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks growth of capital.

WHAT DOES THE FUND INVEST IN? The Fund can invest in a variety of equity and debt securities. The Fund normally invests mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace. The Fund can invest in common stocks and other equity securities, including debt securities convertible into common stock, without limit. Under normal market conditions, the Fund invests at least 50% of its total assets in common stock and debt securities convertible into common stock. The Fund's investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio manager, who is employed by the Sub-Advisor, OpCap Advisors, uses a "value" approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:
   o A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, evaluating each issuer's characteristics, financial results and management.
   o A search for securities of companies believed to be undervalued in the marketplace and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
   o Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager's initial expectations about the security and might result in the sale of the security.


      The portfolio manager allocates the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. The portfolio might hold stocks, bonds and money market instruments in different proportions at different times. While stocks and other equity securities are normally emphasized to seek growth, the portfolio manager might buy bonds and other fixed-income securities, instead of stocks, when he thinks that:

   o        common stocks in general appear to be overvalued,
   o  debt securities offer meaningful capital growth opportunities relative to common stocks, or

   o it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund does not seek current income as part of its objective, and its income level from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.


Main Risks of Investing in the Fund


All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, as described below. There is also the risk that poor security selection by the Sub-Advisor will cause the Fund to underperform other funds having a similar objective. As an example, the portfolio manager's "value" approach to investing could result in fewer Fund investments in stocks that become highly valued by the marketplace during times of rapid market advances. This could cause the Fund to underperform other funds that seek capital appreciation but that employ a growth or non-value approach to investing.

            The risks described collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund normally focuses its investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests in securities of large companies. It can also buy securities of small and medium-capitalization companies, which may have more volatile stock prices than large companies.


Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issue can reduce a security's market value.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and normally are not the primary emphasis of the Fund. In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risk than investment-grade bond funds.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 21.90% (1stQ'91) and the lowest return (not annualized) for a calendar quarter was -15.00% (3rdQ'90).

 ------------------------------------------------------------------------------

 Average Annual Total                   5 Years             10 Years
 Returns for the       1 Year           (or life of class,  (or life of class,
 periods                                 if less)            if less)
 ended December 31,
 1999

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class A Shares        2.99%            18.36%              15.47%
 (inception 1/3/89)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 S&P 500 Index         21.03%           28.54%              18.19%(1)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class B Shares        3.87%            18.96%              15.58%
 (inception 9/1/93)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class C Shares        7.76%            19.14%              15.53%
 (inception 9/1/93)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class Y Shares        9.73%            13.26%              N/A
 (inception 12/16/96)

 ------------------------------------------------------------------------------

1. From 12/31/89.
The Fund's average annual total returns include the applicable sales charge for:
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year), 2% (5-years) and 1% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P 500 index, an unmanaged index of equity securities. The index performance reflects the reinvestment of income but does not reflect transaction costs. The Fund's investments vary from securities in the index.


Fees and Expenses of the Fund


      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1999.


Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------------------
                         Class A Shares Class B       Class C       Class Y
                                        Shares        Shares        Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases      5.75%          None          None          None
(as % of offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the         None1          5%2           1%3           None
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------

                           Class A       Class B       Class C      Class Y
                           Shares        Shares        Shares       Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees            0.86%         0.86%         0.86%        0.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and/or        0.50%         1.00%         1.00%        None
Service (12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses             0.21%         0.24%         0.22%        0.28%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating     1.57%         2.10%         2.08%        1.14%
Expenses

--------------------------------------------------------------------------------

The asset-based sales charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares effective January 1, 2000, to 0.15% effective January 1, 2001and to 0.10% effective January 1, 2002. The Board can set the rate up to 0.25% of average annual net assets under the Distribution and Service Plan for Class A shares. Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.


      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:  1 Year         3 Years       5 Years       10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares           $726           $1,042        $1,381        $2,335

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares           $713           $958          $1,329        $2,173

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares           $311           $652          $1,119        $2,410

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares           $116           $362          $628          $1,386

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If shares are not        1 Year         3 Years       5 Years       10 Years1
redeemed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares           $726           $1,042        $1,381        $2,335

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares           $213           $658          $1,129        $2,173

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares           $211           $652          $1,119        $2,410

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares           $116           $362          $628          $1,386

--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments


THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among the different types of investments will vary over time based upon the evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager has engaged the Sub-Advisor, OpCap Advisors, to select securities for the Fund's portfolio. The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased and to reduce the Fund's exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its assets in investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

Stock Investments. The Fund invests mainly in a diversified portfolio of common stocks and other equity securities of issuers that may be of small, medium or large size, to seek capital growth. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stock. They can be securities issued by domestic or foreign companies. Although convertible securities are debt securities, in some cases convertible securities can be considered "equity equivalents" because of the conversion feature. Their rating must meet the Fund's credit criteria for debt securities, described below, but has less impact on the investment decision than in the case of other debt securities.


      At times, the Fund may increase its relative emphasis on the securities of issuers in a particular industry or group of industries, or of a particular capitalization or a range of capitalizations, depending on the Sub-Advisor's judgment about market and economic conditions.


Debt Securities. The Fund can also invest in debt securities, such as U.S. Government securities, mortgage-backed securities as more fully described below, and domestic and foreign corporate bonds, notes and debentures. The Fund will make these investments when the portfolio manager believes they present opportunities for seeking the Fund's objective of capital growth, as discussed above. The Fund can also buy short-term high-quality debt securities for liquidity pending the purchase of new investments or to have cash to pay for redemptions of Fund shares.


      The corporate debt securities the Fund buys must be "investment grade." That means that they must either be rated at least "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally-recognized rating organizations. If they are unrated corporate debt securities, the Sub-Advisor must judge that they are comparable to rated investment-grade securities.


   o U.S. Government Securities. The Fund can invest in U.S. Government securities that are U.S. Treasury securities and securities issued or guaranteed by agencies or federally-chartered corporate entities referred to as instrumentalities of the U.S. Government. They can include collateralized mortgage obligations (CMOs) and other mortgage-related securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government and are subject to little credit risk.

      Some securities issued or guaranteed by agencies or instrumentalities of the U.S. Government have different levels of credit support from the U.S. Government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). These have relatively little credit risk.

   o Mortgage-Related Securities. Investments in mortgage-related securities are subject to special risks of unanticipated prepayment. The risk is that when interest rates fall, borrowers under the mortgages that underlie a mortgage-related security the Fund owns will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to the Fund prior to the security's expected maturity. Securities subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates fall, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.


      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.


   o Money Market Instruments. The Fund can also invest in "money market instruments." These include U.S. Government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They also include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. They do not generate capital growth if held to maturity.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its investment objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Foreign Investing. While the Fund has no limits on the amounts it can invest in foreign securities, it normally does not expect to invest a substantial portion of its assets in foreign securities. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by American Depository Receipts. While the Fund can invest in emerging markets, which have greater risks than developed markets, the Fund currently does not intend to purchase securities issued by governments or companies in emerging markets. The Fund will hold foreign currency only in connection with buying and selling foreign securities.

   o Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis and can purchase or sell securities on a "delayed delivery" basis. There is a risk that the value of the security might decline prior to the settlement date. The Fund will not commit more than 15% of its net assets under these transactions. Between the purchase and settlement, no payment is made for the security, and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.


Investing in Small, Unseasoned Companies. The Fund can invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price when it wants to. Their prices may be very volatile, especially in the short term.


Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security has a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Advisor monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover". The Fund does not expect to engage frequently in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table below shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be short-term U.S. Government securities and the types of money market instruments described above. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital growth.


How the Fund Is Managed


THE MANAGER. The Manager supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business. The Manager became the Fund's investment advisor November 22, 1995.

      The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion of assets as of December 31, 1999, and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

The Manager's Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for its last fiscal year ended October 31, 1999 was 0.86% of average annual net assets for each class of shares.

The Sub-Advisor. On November 22, 1995, the Manager retained the Sub-Advisor to provide day-to-day portfolio management for the Fund. Prior to that date and from the inception of the Fund, the Sub-Advisor had been the Fund's investment advisor. The Sub-Advisor has operated as an investment advisor to investment companies and other investors since its organization in 1980. As of December 31, 1999, the Sub-Advisor or its parent Oppenheimer Capital advised accounts having assets in excess of $52.2 billion. The Sub-Advisor is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.


      The Manager, not the Fund, pays the Sub-Advisor an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Advisor. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount.


      The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is an indirect wholly-owned subsidiary of PIMCO Advisors L.P. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. On October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings and Allianz AG announced that they had entered into an agreement in which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor. That transaction is currently expected to be completed by the end of the first quarter of 2000. Under the Investment Company Act, the acquisition of PIMCO Advisors and its subsidiaries by Allianz could be deemed to be an "assignment" of the Sub-Advisory Agreement between the Sub-Advisor and the Manager. In that case, approval of the Fund's shareholders is needed to continue the Sub-Advisory Agreement. Proxy solicitation materials with respect to that matter have been distributed to Fund shareholders of record as of December 22, 1999. The consummation of the Allianz acquisition of PIMCO Advisors is subject to, among other things, the Fund's shareholders approving the continuation of the Sub-Advisory Agreement along with approval by shareholders of other funds having similar sub-advisory arrangements with the Sub-Advisor.

Portfolio Manager. The portfolio manager of the Fund is Richard J. Glasebrook
      II, who is employed by the Sub-Advisor. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director of Oppenheimer Capital, the immediate parent company of the Sub-Advisor and has been the Fund's portfolio manager since April 1991.

ABOUT YOUR ACCOUNT


How to Buy Shares


HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, Oppenheimer Funds Distributor, Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.


BuyingShares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.


   o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

   o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account by electronic fund transfers from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

   o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

   o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

   o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

   o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net asset value. The Fund calculates the net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".


      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.


The offering price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buyingthrough a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that initial sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below. There is also an asset-based sales charge on Class A shares.

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Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
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Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
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WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.


How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.


   o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.


   o Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.


Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


How Do Share Classes Affect Payments to my Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to re-allow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:


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                         Front-End Sales Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
Amount of Purchase   Offering Price      Amount Invested     Offering Price

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Less than $25,000    5.75%               6.10%               4.75%

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$25,000 or more but  5.50%               5.82%               4.75%
less than $50,000

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$50,000 or more but  4.75%               4.99%               4.00%
less than $100,000

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$100,000 or more     3.75%               3.90%               3.00%
but less than
$250,000

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$250,000 or more     2.50%               2.56%               2.00%
but less than
$500,000

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$500,000 or more but less than  2.00%          2.04%             1.60%
$1 million

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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more (other than purchases by those retirement accounts, which are not permitted in the Fund). For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the prior 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1 That commission will not be paid on purchases of shares of $1 million or more (including any right of accumulation by a retirement plan) that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:


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                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
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0 - 1                                    5.0%
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1 - 2                                    4.0%
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2 - 3                                    3.0%
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3 - 4                                    3.0%
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4 - 5                                    2.0%
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5 - 6                                    1.0%
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6 and following                          None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, a prorated portion of your Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.


      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for other share classes. However, those instructions must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.


DISTRIBUTION AND SERVICE (12b-1) PLANS.

Distribution and Service Plan for Class A Shares. The Fund has adopted a
      Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares the Fund (the Board of Trustees can set this rate up to 0.25%). The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of the fee and a portion of the asset-based sales charge to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor pays out the portion of the asset-based sales charge equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993, and 0.10% of average annual net assets representing Class A shares purchased on or after that date.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.


      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services


ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

   o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
   o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.


      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.


      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.


Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.


CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers can use:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs. SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans.  These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.


Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares


You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.


Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

   o You wish to redeem $100,000 or more and receive a check o The redemption check is not payable to all shareholders listed on the account statement

   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to a Fund account with a different owner or name
   o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
   o  a U.S. bank, trust company, credit union or savings association,
   o  a foreign bank that has a U.S. correspondent bank,
   o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
   o a U.S. national securities exchange, a registered securities association or a clearing agency.


      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.


Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO YOU SELL SHARES BY MAIL?   Write a letter of instructions that
includes:
   o  Your name
   o  The Fund's name
   o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.


---------------------------------------- Send courier or express mail
Use the following address for            Requests to:
---------------------------------------- OppenheimerFunds Services
requests by mail:                        10200 E. Girard Avenue, Building D
OppenheimerFunds Services                Denver, Colorado 80231
P.O. Box 5270
Denver, Colorado 80217-5270

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310


      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.


Are There Limits On Amounts Redeemed By Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.


Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW DO CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS? If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver.

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price,
   o shares purchased by the reinvestment of dividends or capital gains distributions, or
   o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

      (1) shares acquired by reinvestment of dividends and capital gains distributions,

      (2)  shares held the holding period that applies to the class, and

      (3)  shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares your acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares


Shares of the Fund can be purchased by exchanging shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.

   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.


      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
   o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
   o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is required by applicable law to do so, it may impose these changes at any time for emergency purposes.
   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

More information about the Fund's policies for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.


Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.


The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.


Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or by AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.


The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

 Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.


Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes


DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis, on a date selected by the Board of Trustees. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:


Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and distributions in additional shares of the Fund.


Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.


Receive All Distributions in Cash. You can elect to receive a check for all dividends and distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.


TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.


      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.


      This information is only a summary of certain federal personal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the calendar years since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS


 Class A   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $36.44    $35.62    $29.89    $24.59    $19.69
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)              .22       .31       .16       .10       .23(2)
 Net realized and unrealized gain         5.46      1.72      6.46      5.62      5.40
                                        ----------------------------------------------
 Total income from investment operations  5.68      2.03      6.62      5.72      5.63
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:

 Dividends from net investment income     (.31)     (.18)     (.11)     (.13)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (2.16)    (1.21)     (.89)     (.42)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.96    $36.44    $35.62    $29.89    $24.59
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     16.31%     5.83%    22.66%    23.56%    29.88%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in millions)                          $1,820    $2,027    $1,839      $897      $367
--------------------------------------------------------------------------------------
 Average net assets (in millions)       $1,894    $2,071    $1,399      $609      $252
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)             0.50%     0.85%     0.67%     0.64%     1.02%
 Expenses                                 1.57%     1.54%(5)  1.54%(5)  1.62%(5)  1.69%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.



                      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS     Continued


 Class B   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $35.79    $35.05    $29.49    $24.33    $19.59
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)             (.02)      .13       .06       .05       .11(2)
 Net realized and unrealized gain         5.41      1.68      6.31      5.47      5.36
                                        ----------------------------------------------
 Total income from investment operations  5.39      1.81      6.37      5.52      5.47
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income     (.14)     (.04)     (.03)     (.07)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (1.99)    (1.07)     (.81)     (.36)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.19    $35.79    $35.05    $29.49    $24.33
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     15.72%     5.29%    22.05%    22.92%    29.19%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in millions)                          $1,970    $1,996    $1,706      $719      $218
--------------------------------------------------------------------------------------
 Average net assets (in millions)       $1,986    $1,976    $1,239      $426      $117
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)            (0.03)%    0.35%     0.17%     0.12%     0.48%
 Expenses                                 2.10%     2.04%(5)  2.03%(5)  2.14%(5)  2.21%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.



                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 Class C   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $35.75    $35.01    $29.45    $24.31    $19.58
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)             (.01)      .13       .06       .06       .08(2)
 Net realized and unrealized gain         5.40      1.68      6.30      5.44      5.38
                                        ----------------------------------------------
 Total income from investment operations  5.39      1.81      6.36      5.50      5.46
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income     (.12)     (.04)     (.02)     (.07)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (1.97)    (1.07)     (.80)     (.36)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.17    $35.75    $35.01    $29.45    $24.31
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     15.74%     5.29%    22.05%    22.89%    29.16%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)  $428      $476      $434      $181       $50
--------------------------------------------------------------------------------------
 Average net assets (in millions)         $448      $487      $316      $105       $24
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)            (0.02)%    0.35%     0.17%     0.12%     0.37%
 Expenses                                 2.08%     2.04%(5)  2.04%(5)  2.14%(5)  2.31%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.



                       OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS     Continued


 Class Y     Year Ended October 31,                           1999      1998      1997(7)
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                       $36.64    $35.77    $29.93
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  .35       .48       .17
 Net realized and unrealized gain                             5.48      1.74      5.67
                                                            --------------------------
 Total income from investment operations                      5.83      2.22      5.84
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.45)     (.32)       --
 Distributions from net realized gain                        (1.85)    (1.03)       --
                                                            --------------------------
 Total dividends and distributions
 to shareholders                                             (2.30)    (1.35)       --
--------------------------------------------------------------------------------------
 Net asset value, end of period                             $40.17    $36.64    $35.77
                                                            ==========================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)                         16.74%     6.38%    19.51%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                       $55       $23       $15
--------------------------------------------------------------------------------------
 Average net assets (in millions)                              $41       $20       $ 6
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                                 0.98%     1.39%     1.30%
 Expenses                                                     1.14%     1.00%(5)  0.91%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                                     47%       45%       30%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.
7. For the period from December 16, 1996 (inception of offering) to October 31, 1997.


                       OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                            Appendix to Prospectus of
                   Oppenheimer Quest Opportunity Value Fund

      Graphic Material included in the Prospectus of Oppenheimer Quest Opportunity Value Fund (the "Fund") under the heading "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for the calendar years since the Fund's inception, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar
Year                                Annual Total
Ended                               Returns

12/31/90                            -10.32%
12/31/91                             51.07%
12/31/92                             17.95%
12/31/93                               8.20%
12/31/94                               4.92%
12/31/95                             41.98%
12/31/96                             22.82%
12/31/97                             20.14%
12/31/98                               7.66%
12/31/99                               9.27%

INFORMATION AND SERVICES

For More Information on Oppenheimer Quest Opportunity Value Fund: The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
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------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------- Call OppenheimerFunds Services
                                         toll-free:  1.800.525.7048

By Telephone:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------- Write to:


By Mail:                                 ---------------------------------------
                                         OppenheimerFunds Services
                                         P.O. Box 5270
                                         Denver, Colorado 80217-5270

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------- You can send us a request by e-mail or read or download documents on the
                                         OppenheimerFunds web site:
On the Internet:                         http://www.oppenheimerfunds.com

--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


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No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

SEC File No. 811-5225

PR0236.001.0200 Printed on recycled paper.

------------------------------------------------------------------------------

Oppenheimer Quest Opportunity Value Fund
------------------------------------------------------------------------------

Two World Trade Center, 34th Floor, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated February 25, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 25, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.


Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks..
    The Fund's Investment Policies.....................................
    Other Investment Techniques and Strategies.........................
    Investment Restrictions............................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Trustees and Officers..............................................
    The Manager........................................................
Brokerage Policies of the Fund.........................................
Distribution and Service Plans.........................................
Performance of the Fund................................................

            About Your Account
------------------------------------------------------------------------------
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................

            Financial Information About the Fund
------------------------------------------------------------------------------
Report of Independent Accountants......................................
Financial Statements...................................................

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1
------------------------------------------------------------------------------

ABOUT  THE  FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund invests in. Additional information is also provided about the Fund's investment Manager, OppenheimerFunds, Inc., and the strategies that the Fund may use to try to achieve its objective.


The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, OpCap Advisors, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Sub-Advisor evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Sub-Advisor may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore the Fund can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may increase the relative emphasis of its equity investments in securities of one or more capitalization ranges, based upon the Sub-Advisor's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller-capitalization companies at times of market volatility, the Fund's share price could fluctuate more than that of funds focusing on larger-capitalization issuers.


         |_| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the portfolio manager seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and may not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the portfolio manager looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

         |_| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         |_| Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants but no more than 2% of its total assets may be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange. Those percentage limitations are fundamental policies. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.


      While some convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Sub-Advisor more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Sub-Advisor's investment decision with respect to convertible securities than in the case of non-convertible debt fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Sub-Advisor may consider the following factors:

(1)   whether, at the option of the investor,  the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.


      |X| Investments in Debt Securities. The Fund can invest in a variety of domestic and foreign debt securities, including mortgage-backed securities, investment-grade corporate debt securities and U.S. Government securities. It might do so to seek its objective if and at times when the portfolio manager believes that debt securities are preferable to equity investments. The Fund can invest in those debt securities and other high-quality short-term debt securities including money market instruments for liquidity or defensive purposes. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that under normal market conditions more than 50% of the Fund's assets will be invested in debt securities. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to two additional types of risks: credit risk and interest rate risk.

         |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payment obligations as they become due. In making investments in debt securities, the Sub-Advisor may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's creditworthiness. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Rating Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally recognized rating organization. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Sub-Advisor to be of comparable quality to bonds rated as investment grade by a rating organization. The debt security ratings definitions of the principal ratings organizations are included in Appendix A of this Statement of Additional Information.


         |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

         |_| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.


      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.


      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.


      If interest rates rise rapidly, prepayments may occur at a slower rate than expected and the expected maturity of long-term or medium-term securities could lengthen as a result. That would cause their value and the prices of the Fund's share to fluctuate more widely in response to changes in interest rates.


      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

         |_| Collateralized  Mortgage Obligations.  CMOs are multi-class bonds
that  are  backed  by  pools  of  mortgage  loans  or  mortgage   pass-through
certificates. They may be collateralized by:
(1)   pass-through  certificates  issued or guaranteed  by Ginnie Mae,  Fannie
           Mae, or Freddie Mac,
(2)   unsecuritized   mortgage   loans   insured   by  the   Federal   Housing
           Administration   or  guaranteed  by  the  Department  of  Veterans'
           Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.


      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other U.S. Government agencies or federally-chartered entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. Government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to the agency or instrumentality is minimal.


         |_| U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

         |_| Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.


         |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

         |_|  U.S.  Government  Mortgage-Related   Securities.  The  Fund  can
invest in a variety of mortgage-related securities that are issued by U.S. Government agencies or instrumentalities, some of which are described below.


         |_| GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

      The Ginnie Maes in which the Fund can invest are of the "fully modified pass-through" type. They provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro-rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Mae, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Certificates and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuer, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes held by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

         |_| Federal Home Loan Mortgage Corporation Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

         |_| Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.


      |X| Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.


         |_| U.S.  Government  Securities.  These include  obligations  issued
or   guaranteed   by  the  U.S.   Government   or  any  of  its   agencies  or
instrumentalities.

         |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties, and if so, they are deemed to be "illiquid" investments.

      The Fund can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Trustees of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

         |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

         |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.


      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.


      |X| Foreign Securities. The Fund can purchase equity and debt securities issued by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

         |_| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund can buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency
         rates  or  currency  control   regulations  (for  example,   currency
         blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
         economies.


      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Sub-Advisor will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of growth of capital.


      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, but the Fund expects to have a portfolio turnover rate less than 100% or more annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.
         |_| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

         |_| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.


      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund can engage in when-issued transactions to secure what the Sub-Advisor considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Sub-Advisor considers to be advantageous.


      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment. The Fund will not enter into when-issued commitments if more than 15% of the Fund's net assets would be committed under these transactions.
      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.


      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.


      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.
      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It may do so to try to provide income or to raise cash or income for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities.


      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.


      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

            Investment Restrictions
------------------------------------------------------------------------------

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

         |_|67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_|      more than 50% of the outstanding shares.


      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.


      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer. This limitation applies to 75% of the Fund's total assets.

         |_| The Fund cannot purchase more than 10% of any class of security of any issuer. All outstanding debt securities and all preferred stock of an issuer is considered as one class. This restriction does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.

      |_| The Fund cannot concentrate its investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government securities. Moreover, if deemed appropriate for seeking its investment objective, the Fund may invest less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes. Under this restriction, a foreign government is considered an "industry."

         |_| The Fund cannot borrow money in excess of one third of the value of the its total assets. The Fund can borrow only from banks and only as a temporary measure for extraordinary or emergency purposes. The Fund will make no additional investments while borrowings exceed 5% of the Fund's total assets. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

      |_| The Fund cannot make loans to any person or individual. However, portfolio securities may be loaned by the Fund within the limits set forth in the Prospectus and Statement of Additional Information.

      |_| The Fund cannot invest in real estate or real estate limited partnerships (direct participation programs). However, the Fund can purchase securities of issuers that engage in real estate operations and securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot invest for the purpose of exercising control or management of another company.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or officers and directors of its Manager or Sub-Advisor individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.
      |_| The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus and Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, and securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

         |_| The Fund cannot purchase warrants that would cause more than 5% of the Fund's total assets to be invested in warrants, or more than 2% of its total assets to be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange.

         |_| The Fund cannot pledge its assets, or assign or otherwise encumber its assets in an amount in excess of 10% of the value of its net assets. It can pledge, assign or encumber its assets only to secure borrowings that comply with the limits set forth in the Fund's Prospectus and Statement of Additional Information.

         |_| The Fund cannot issue senior securities (as defined in the Investment Company Act of 1940). However, the Fund can enter into repurchase agreements, borrow money in accordance with the restrictions set forth in its other fundamental policies and lend its portfolio securities.


      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

      |_| The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases.

         |_| The Fund cannot make short sales or purchase securities on margin. However, the Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities. Collateral arrangements in connection with futures and options transactions are not deemed to be margin transactions under this restriction.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company. The Fund is one of three series of Oppenheimer Quest For Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in April 1987.


      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Trust into two or more series and each series into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, Class C and Class
Y. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have  separate  voting  rights on matters in which  interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.


      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.


      The Trustees are authorized to create new series of the Trust and new classes of shares of the Fund. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Massachusetts law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The Fund's shareholders have the right to call a meeting to remove a Trustee or to take certain other action described in the Declaration of Trust.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Trustees call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Trustee), the Fund will call a meeting of shareholders for that specified purpose.

      Shareholders of the different classes of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Trustees and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.


      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
    Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Balanced Value Fund, and Oppenheimer Quest Opportunity Value Fund,
        Oppenheimer Quest Global Value Fund, Inc.,
    Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series fund having one series:  Limited-Term New

York Muncipal
    Fund,

Bond Fund Series, a series fund having one series: Oppenheimer Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund


    Ms. Macaskill and Messrs. Bishop, Darling, Donohue, Farrar, Wixted and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of January 14, 2000, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.


Bridget A. Macaskill, Chairman of the Board of Trustees and President Age: 51. Two World Trade Center, New York, New York 10034-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Paul Y. Clinton, Trustee, Age: 69.
39 Blossom Avenue, Osterville, Massachusetts 02655; Age: 68. Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, Narrangansett Tax-Free Fund, and OCC Accumulation Trust, investment companies; Director of OCC Cash Reserves, an investment company; formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership, and of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co., a manufacturing and chemical company.

Thomas W. Courtney, Trustee, Age 66.
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc., a venture capital firm; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust and Cash Assets Trust, both of which are open-end investment companies; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc., an investment advisory firm; former President of Boston Company Institutional Investors, an investment advisory firm; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee, Age: 66.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.


Lacy B. Herrmann, Trustee, Age: 70.

380 Madison Avenue, Suite 2300, New York, New York 10017

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, and formerly Secretary and Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and a former officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, a fund sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee, Age: 85.

51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

O. Leonard Darling, Vice President, Age: 57.
Two World Trade Center, New York, New York 10048-0203
Chief Investment Officer and Executive Vice President of the Manager (since 6/99); Chairman and Director of HarbourView Asset Management Corporation (since 6/99); formerly Chief Executive Officer of HarbourView Asset Management Corporation (12/ 98-6/99); Trustee (1993 - present) of Awhtolia College - Greece.

Andrew J. Donohue, Secretary, Age: 49.

Two World Trade Center, New York, New York 10048-0203

Executive Vice President (since January 1993), General Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).


Robert G. Zack, Assistant Secretary, Age: 51.

Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


      |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund, and from two other funds that are not Oppenheimer funds but for which the Sub-Advisor acts as investment adviser. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1999.

--------------------------------------------------------------------------------

                                                              Total Compensation
------------------ Aggregate           Retirement          From all Oppenheimer
Trustee's Name     Compensation        Benefits Accrued    Quest/Rochester
                   From the Fund1      as Part of Fund     Funds
                                       Expenses            (11 Funds)2 and Two
                                                                    Other Funds3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Paul Y. Clinton    $78,948             $57,815             $140,1903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thomas W. Courtney $64,480             $43,348             $140,1903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Galli    $19,365             $0                  $176,2154

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lacy B. Herrmann   $87,371             $66,238             $139,2903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George Loft        $85,759             $64,626             $140,1903

--------------------------------------------------------------------------------

1. Aggregate compensation includes fees, deferred compensation, if any and any retirement plan benefits accrued for a Trustee or Director.
2. For the 1999 calendar year. Each series of an investment company is considered a separate "fund" for this purpose.
3. Total compensation for the 1999 calendar year includes compensation paid by two funds for which the Sub-Advisor acts as investment adviser.
4. Total compensation for the 1999 calendar year received for serving as Trustee or Director of 24 other Oppenheimer funds.


         |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.


      |X| Major Shareholders. As of January 14, 2000, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

    Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Floor 3, Jacksonville Florida 32246-6484, which owned 1,126,387.297 Class C shares (representing 9.36% of the Class C shares then outstanding), for the benefit of its customers; and

    Gilbane  Building  Co.,  7  Jackson  Walkway,   Providence,  Rhode  Island
02903-3623, which owned 772,257.833 Class Y shares (representing 50.79% of the Class Y shares then outstanding).


The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.


      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and Fund's parent Trust. The Manager handles the Fund's day-to-day business, and the agreement permits the Manager to enter into Sub-Advisory agreements with other registered investment advisers to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The portfolio manager of the Fund is employed by the Sub-Advisor and is the person who is principally responsible for the day-to-day management of the Fund's portfolio, as described below.


      The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. Expenses for the Trust's three series are allocated to the series in proportion to their net assets, unless allocations of expenses can be made directly to a series. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------------------------------------------------

                                                       Fees Paid to Manager to
                           Management Fees Paid to      Calculate Fund's Net
Fiscal Year ended 10/31:    OppenheimerFunds, Inc.          Asset Values1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1997                   $25,895,389                   $53,998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1998                   $39,225,283                   $55,000

--------------------------------------------------------------------------------
-------------------------------------------------------------------------------

          1999                   $37,766,685                     $0

-------------------------------------------------------------------------------

1. During the fiscal years ended 1997 and 1998, the Fund paid the Manager a fee for accounting services, consisting of a base fee of $55,000 per year plus out-of-pocket expenses. The Manager voluntarily agreed to eliminate this fee commencing with the 1999 fiscal year.



      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the names "Oppenheimer" and "Quest for Value" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Quest for Value" as part of its name.


The Sub-Advisor. The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser. From the Fund's inception on April 30, 1980, until November 22, 1995, the Sub-Advisor (which was then named Quest for Value Advisors) or the Sub-Advisor's parent served as the Fund's investment advisor. The Sub-Advisor acts as investment adviser to other investment companies and for individual investors.

      On November 4, 1997, PIMCO Advisors L.P., a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Advisor. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. As a result, Oppenheimer Capital and the Sub-Advisor became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an New York Stock Exchange-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.


      PIMCO Partners, G.P. beneficially owns or controls (through its general partner interest in the former Oppenheimer Capital, L.P.) more than 80% of the units of limited partnership of PIMCO Advisors. PIMCO Partners, G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

      The managing general partner of PIMCO Partners, G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO Partners G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO Partners, G.P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.


      As described in the Prospectus, on October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings L.P. and Allianz AG announced that they had entered into an agreement in which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor. That transaction is currently expected to be completed by the end of the first quarter of 2000.

      |X| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio manager of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

      Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

      The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.


The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.


Brokerage Practices. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.


Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.


         The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.


                      When  orders to  purchase  or sell the same  security on

identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Because the Sub-Advisor was an affiliate of Oppenheimer & Co., Inc., a broker-dealer ("OpCo"), until November 3, 1997, the table below includes information about brokerage commissions paid to OpCo for the Fund's portfolio transactions.


--------------------------------------------------------------------------------

                                                               Total $ Amount of
                  Total                                 Transactions for Which
                Brokerage     Brokerage Commissions      Brokerage Commissions
 Fiscal Year   Commissions        Paid to OpCo:           Were Paid to OpCo:
 Ended 10/31      Paid1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Dollar       % of Total    Dollar       % of Total
                            Amount                     Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1997      $2,600,457   $868,206     33.4%         $872,725,645 30.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     1998      $3,748,608

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     1999      $4,693,4242

--------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.

2. In the fiscal year ended 10/31/99, the amount of transactions directed to brokers for research services was $343,295,843 and the amount of the commissions paid to broker-dealers for those services was $729,653.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Trust, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

--------------------------------------------------------------------------------

Fiscal      Aggregate      Class A     Commissions   Commissions   Commissions
Year        Front-End     Front-End     on Class A    on Class B   on Class C
Ended         Sales         Sales         Shares        Shares       Shares
  10/31:    Charges on     Charges     Advanced by   Advanced by   Advanced by
             Class A     Retained by   Distributor1  Distributor1 Distributor1
              Shares     Distributor

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1997    $16,207,958   $ 4,243,241    $ 433,378    $31,968,442   $2,164,436
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998    $ 9,230,186   $ 2,290,391    $1,335,288   $16,257,319   $1,141,010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1999    $ 3,799,361    $ 967,264     $ 904,221    $ 5,691,828    $ 439,212

--------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

--------------------------------------------------------------------------------


            Class A Contingent    Class B Contingent    Class C Contingent
Fiscal      Deferred Sales        Deferred Sales        Deferred Sales Charges
Year  Ended Charges Retained by   Charges Retained by   Retained by Distributor
10/31       Distributor           Distributor

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     1999          $59,257             $6,119,440               $91,610

--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.


      |X| Service Plans. Under the service plans, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares of a particular Class, A, B or C. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plans permit compensation to the Distributor at a rate of up to 0.25% of average annual net assets of the applicable class. The Board has set the rate at that level. While the plans permit the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of shares of the applicable class held in the accounts of the recipients or their customers.


      |X| Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans compensate the Distributor at a flat rate for its services and costs in distributing shares and servicing accounts, whether the Distributor's expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the service plan described above.

      The plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.


      Under the Class A plan, the Distributor pays a portion of the asset-based sales charge to brokers, dealers and financial institutions and retains the balance. As described in the Prospectus, a voluntary reduction with respect to the asset-based sales charge became effective on January 1, 2000, and commencing January 1, 2002 the Distributor will not retain any portion of the Class A asset-based sales charge. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge it receives on Class C shares as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.


      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class A, Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods.


 -------------------------------------------------------------------------------

  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/99

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                                                Distributor's    Distributor's
                                                  Aggregate      Unreimbursed
                   Total                         Unreimbursed    Expenses as %
                  Payments    Amount Retained   Expenses Under   of Net Assets
 Class:          Under Plan    by Distributor        Plan          of Class

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class A Plan  $9,474,020     $3,338,604       N/A                    N/A

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class B Plan  $19,894,236    $15,613,591      $32,888,309           1.67%

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class C Plan  $4,485,091     $1,448,720       $4,032,190            0.94%

 -------------------------------------------------------------------------------

      All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund


Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.


      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:


      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.


      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P

            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------


            The Fund's Total Returns for the Periods Ended 10/31/99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
Class of  Returns (10
Shares    years or Life of
         Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                 1-Year              (or              (or
                                               life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A   353.75%1 381.44%1  9.62%    16.31%   17.96%   19.36%  16.33%1 17.02%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B   154.54%2 154.54%2  10.72%   15.72%   18.55%   18.75%  16.36%2 16.36%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C   154.01%3 154.01%3  14.74%   15.74%   18.74%   18.74%  16.32%3 16.32%3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y    48.41%4  48.41%4  16.74%   16.74%  14.72%4  14.72%4    N/A     N/A

--------------------------------------------------------------------------------
1. Inception of Class A:      1/3/89
2. Inception of Class B:      9/1/93
3. Inception of Class C:      9/1/93
4. Inception of Class Y:      12/16/96

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.


      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on stated fund classifications. Lipper currently ranks the Fund's performance against all other flexible portfolio funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      |X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included among domestic stock funds.

      Morningstar proprietary star historical ratings reflect risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.


      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

ABOUT  YOUR  ACCOUNT

            How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. That instruction must be received prior to the close of The New York Stock Exchange that day. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day after the shares are purchased. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.


Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

         |_|Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.


      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:


Oppenheimer Bond Fund                                                            Oppenheimer Main Street California Municipal Fund
Oppenheimer Capital Appreciation Fund                                            Oppenheimer Main Street Growth & Income Fund
Oppenheimer Capital Income Fund                                                  Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund                                            Oppenheimer MidCap Fund
Oppenheimer California Municipal Fund                                            Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund                                                 Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund                                          Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund                                              Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Allocation Fund                                          Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Disciplined Value Fund                                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Discovery Fund                                                       Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Enterprise Fund                                                      Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Europe Fund                                                          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Florida Municipal Fund                                               Oppenheimer Quest Small Cap Value Fund
Oppenheimer Global Fund                                                          Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Growth & Income Fund                                          Oppenheimer Real Asset Fund
Oppenheimer  Gold  &  Special  Minerals                                              nheimer Senior Floating Rate Fund
Fund                                                                             Oppe
Oppenheimer Growth Fund                                                          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                                      Oppenheimer Total Return Fund, Inc.
Oppenheimer Insured Municipal Fund                                               Oppenheimer Trinity Core Fund
Oppenheimer Intermediate Municipal Fund                                          Oppenheimer Trinity Growth Fund
Oppenheimer International Bond Fund                                              Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund                                            Oppenheimer U.S. Government Trust
Oppenheimer     International     Small                                              nheimer World Bond Fund
Company Fund                                                                     Oppe
Oppenheimer Large Cap Growth Fund                                                Limited-Term New York Municipal Fund
Oppenheimer   Limited-Term   Government
Fund                                       Rochester Fund Municipals

And the following money market funds:   Centennial New York Tax Exempt Trust


Centennial America Fund, L. P.
Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.
5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class  B  shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.


      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.


      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a class of shares and the dividends payable on a class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class A, Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.


      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).


Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.


      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|   Securities   Valuation.   The  Fund's   Board  of   Trustees   has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
            |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
         |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
         |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.


      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:


         |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

         |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.


      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

            How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
      All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. Oppenheimer Main Street
      California Municipal Fund currently offers only Class A and Class B shares.
   Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.

   Only certain Oppenheimer Funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.


      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.


      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.


      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. When you exchange some or all of your shares from one Fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.


      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the higher asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of each class of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. The Fund pays the Transfer Agent a fixed annual maintenance fee for each shareholder account and reimburses the Transfer Agent for its out-of-pocket expenses. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.


      |X| Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1.800.346.4601) is the shareholder servicing agent for shareholders of the Fund who were former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds). It is also the servicing agent for Fund shareholders who are:

(i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts that participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee,
(iii) accounts that have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.


The Custodian. Citibank, N.A. is the custodian bank of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances at times may be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as independent accountants for certain other funds advised by the Manager and its affiliates. Commencing March 2000, KPMG LLP will serve as the Fund's independent accountants.

REPORT OF INDEPENDENT ACCOUNTANTS


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting Oppenheimer Quest For Value Funds, hereafter referred to as the Fund) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 19, 1999

STATEMENT OF INVESTMENTS      October 31, 1999


                                                                             Market Value
                                                              Shares           See Note 1
-----------------------------------------------------------------------------------------
Common Stocks--79.1%
-----------------------------------------------------------------------------------------
 Basic Materials--6.6%
-----------------------------------------------------------------------------------------
 Chemicals--5.5%
 Du Pont (E.I.) De Nemours & Co.                           2,800,000         $180,425,000
-----------------------------------------------------------------------------------------
 Monsanto Co.                                              1,400,000           53,900,000
                                                                             ------------
                                                                              234,325,000

-----------------------------------------------------------------------------------------
 Paper--1.1%
 Champion International Corp.                                818,000           47,290,625
-----------------------------------------------------------------------------------------
 Capital Goods--13.6%
-----------------------------------------------------------------------------------------
 Aerospace/Defense--4.6%
 Boeing Co.                                                4,285,000          197,377,812
-----------------------------------------------------------------------------------------
 Industrial Services--0.5%
 Waste Management, Inc.                                    1,218,400           22,388,100
-----------------------------------------------------------------------------------------
 Manufacturing--8.5%
 Avery-Dennison Corp.                                        600,000           37,500,000
-----------------------------------------------------------------------------------------
 Caterpillar, Inc.                                         1,500,000           82,875,000
-----------------------------------------------------------------------------------------
 ITT Industries, Inc.                                      3,000,000          102,562,500
-----------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                      1,000,000           95,062,500
-----------------------------------------------------------------------------------------
 Textron, Inc.                                               600,000           46,312,500
                                                                             ------------
                                                                              364,312,500

-----------------------------------------------------------------------------------------
 Communication Services--5.3%
-----------------------------------------------------------------------------------------
 Telecommunications: Long Distance--3.5%
 Sprint Corp. (Fon Group)                                  2,000,000          148,625,000
-----------------------------------------------------------------------------------------
 Telephone Utilities--1.8%
 Bell Atlantic Corp.                                       1,150,000           74,678,125
-----------------------------------------------------------------------------------------
 Consumer Cyclicals--3.4%
-----------------------------------------------------------------------------------------
 Autos & Housing--0.8%
 Security Capital Group, Inc., Cl. A(1)                       48,627           33,358,122
-----------------------------------------------------------------------------------------
 Media--2.3%
 Time Warner, Inc.                                         1,400,000           97,562,500
-----------------------------------------------------------------------------------------
 Retail: General--0.2%
 Nordstrom, Inc.                                             400,000            9,975,000
-----------------------------------------------------------------------------------------
 Retail: Specialty--0.1%
 Nike, Inc., Cl. B                                           100,000            5,643,750
-----------------------------------------------------------------------------------------
 Consumer Staples--13.7%
-----------------------------------------------------------------------------------------
 Broadcasting--1.6%
 AMFM, Inc.(1)                                             1,000,000           70,000,000
-----------------------------------------------------------------------------------------
 Entertainment--8.6%
-----------------------------------------------------------------------------------------
 Disney (Walt) Co.(1)                                        600,000           15,825,000
-----------------------------------------------------------------------------------------
 McDonald's Corp.                                          5,500,000          226,875,000
-----------------------------------------------------------------------------------------
 News Corp. Ltd., Sponsored ADR, Preference                4,500,000          124,031,250
                                                                             ------------
                                                                              366,731,250



                12     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                             Market Value
                                                              Shares           See Note 1
-----------------------------------------------------------------------------------------
 Food--2.8%
 Diageo plc, Sponsored ADR                                 2,900,000       $  117,812,500
-----------------------------------------------------------------------------------------
 Food & Drug Retailers--0.7%
 Kroger Co.(1)                                             1,500,000           31,218,750
-----------------------------------------------------------------------------------------
 Financial--23.2%
-----------------------------------------------------------------------------------------
 Banks--7.9%
 M&T Bank Corp.                                              180,000           89,190,000
-----------------------------------------------------------------------------------------
 Wells Fargo Co.                                           5,150,000          246,556,250
                                                                           --------------
                                                                              335,746,250

-----------------------------------------------------------------------------------------
 Diversified Financial--13.7%
 Citigroup, Inc.                                           4,950,000          267,918,750
-----------------------------------------------------------------------------------------
 Freddie Mac                                               4,400,000          237,875,000
-----------------------------------------------------------------------------------------
 Household International, Inc.                             1,750,000           78,093,750
                                                                           --------------
                                                                              583,887,500

-----------------------------------------------------------------------------------------
 Insurance--1.6%
-----------------------------------------------------------------------------------------
 ACE Ltd.                                                  1,499,061           29,137,998
-----------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                      735,144           39,468,044
                                                                           --------------
                                                                               68,606,042

-----------------------------------------------------------------------------------------
 Healthcare--3.4%
-----------------------------------------------------------------------------------------
 Healthcare/Drugs--3.4%
 American Home Products Corp.                              2,800,000          146,300,000
-----------------------------------------------------------------------------------------
 Technology--8.2%
-----------------------------------------------------------------------------------------
 Computer Hardware--1.2%
 Compaq Computer Corp.                                     2,650,000           50,350,000
-----------------------------------------------------------------------------------------
 Computer Software--4.3%
 Computer Associates International, Inc.                   3,250,000          183,625,000
-----------------------------------------------------------------------------------------
 Communications Equipment--0.4%
 L.M. Ericsson Telephone Co., Cl. B, ADR                     400,000           17,100,000
-----------------------------------------------------------------------------------------
 Electronics--2.3%
 Motorola, Inc.                                              900,000           87,693,750
-----------------------------------------------------------------------------------------
 Texas Instruments, Inc.                                     120,000           10,770,000
                                                                           --------------
                                                                               98,463,750

-----------------------------------------------------------------------------------------
 Transportation--1.7%
-----------------------------------------------------------------------------------------
 Air Transportation--1.7%
 UAL Corp.(1)                                              1,089,100           74,126,869
                                                                           --------------
 Total Common Stocks (Cost $2,574,376,328)                                  3,379,504,445




                13     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS      Continued


                                                                Face         Market Value
                                                              Amount           See Note 1
-----------------------------------------------------------------------------------------
 U.S. Government Obligations--9.6%
 U.S. Treasury Nts., 6.50%, 5/15/05                     $400,000,000        $ 407,250,000
-----------------------------------------------------------------------------------------
 U.S. Treasury Nts., 7.50%, 11/15/01                       1,000,000            1,031,563
-----------------------------------------------------------------------------------------
 U.S. Treasury Nts., 7.50%, 5/15/02                        1,000,000            1,037,500
-----------------------------------------------------------------------------------------
 U.S. Treasury Nts., 7.875%, 8/15/01                         550,000              569,078
                                                                            -------------
 Total U.S. Government Obligations (Cost $428,980,406)                        409,888,141

-----------------------------------------------------------------------------------------
 Short-Term Notes--11.1%(2)
 American Express Credit Corp., 5.28%, 11/5/99            95,765,000           95,709,003
-----------------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce, 5.26%, 11/15/99      50,000,000           49,897,722
-----------------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce, 5.28%, 11/15/99      38,950,000           38,870,023
-----------------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce, 5.30%, 11/18/99      40,000,000           39,899,889
-----------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.15%, 11/22/99         25,775,000           25,697,568
-----------------------------------------------------------------------------------------
 Ford Motor Credit Co., 5.29%, 11/12/99                   57,833,000           57,739,591
-----------------------------------------------------------------------------------------
 General Electric Capital Services, 5.25%, 11/2/99        50,000,000           49,992,708
-----------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.23%, 11/2/99           5,249,000            5,248,236
-----------------------------------------------------------------------------------------
 IBM Credit Corp., 5.27%, 11/22/99                        36,260,000           36,148,531
-----------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.28%, 11/15/99                36,750,000           36,674,540
-----------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.33%, 11/29/99                13,588,000           13,532,621
-----------------------------------------------------------------------------------------
 Royal Bank of Canada, 5.30%, 12/29/99                    25,000,000           24,786,528
                                                                            -------------
 Total Short-Term Notes (Cost $474,196,960)                                   474,196,960
-----------------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $3,477,553,694)             99.8%       4,263,589,546
-----------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                 0.2            9,310,205
                                                        ---------------------------------
 Net Assets                                                    100.0%      $4,272,899,751
                                                        =================================



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 1999. Transactions during the period in which the issuer was an affiliate are as follows:

                                               Shares                              Shares
                                          October 31,      Gross       Gross  October 31,
                                                 1998  Additions  Reductions         1999
-----------------------------------------------------------------------------------------
 Unitrode Corp.                             3,110,000         --   3,110,000           --

See accompanying Notes to Financial Statements.


                14     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES     October 31, 1999


-----------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $3,477,553,694)
 --see accompanying statement                                        $4,263,589,546
-----------------------------------------------------------------------------------
 Cash                                                                       144,107
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                  16,557,269
 Investments sold                                                         7,158,737
 Shares of beneficial interest sold                                       3,008,400
 Other                                                                       66,267
                                                                     --------------
 Total assets                                                         4,290,524,326

-----------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  11,230,421
 Investments purchased                                                    3,838,736
 Distribution and service plan fees                                         863,638
 Transfer and shareholder servicing agent fees                              639,060
 Trustees' compensation                                                     315,431
 Other                                                                      737,289
                                                                     --------------
 Total liabilities                                                       17,624,575

-----------------------------------------------------------------------------------
 Net Assets                                                          $4,272,899,751
                                                                     ==============
-----------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                             $ 1,081,013
-----------------------------------------------------------------------------------
 Additional paid-in capital                                           2,988,810,653
-----------------------------------------------------------------------------------
 Undistributed net investment income                                      9,098,760
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               487,873,473
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             786,035,852
                                                                     --------------
 Net assets                                                          $4,272,899,751
                                                                     ==============


                15      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES     Continued


-------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,820,496,689 and 45,555,628 shares of beneficial interest outstanding)            $39.96
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                     $42.40
-------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,969,529,307 and 50,253,893 shares of beneficial interest outstanding)            $39.19
-------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $428,181,747
 and 10,930,285 shares of beneficial interest outstanding)                           $39.17
-------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $54,692,008 and 1,361,539 shares of beneficial interest outstanding)  $40.17


See accompanying Notes to Financial Statements.

                16      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999


-----------------------------------------------------------------------------------
 Investment Income

 Dividends                                                             $ 45,969,149
-----------------------------------------------------------------------------------
 Interest                                                                44,418,946
                                                                       ------------
 Total income                                                            90,388,095

-----------------------------------------------------------------------------------
 Expenses

 Management fees                                                         37,766,685
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                  9,474,020
 Class B                                                                 19,864,236
 Class C                                                                  4,485,091
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                  2,516,812
 Class B                                                                  3,256,223
 Class C                                                                    650,114
 Class Y                                                                     84,516
-----------------------------------------------------------------------------------
 Trustees' compensation                                                     335,923
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                176,600
-----------------------------------------------------------------------------------
 Other                                                                    2,592,772
                                                                       ------------
 Total expenses                                                          81,202,992
 Less expenses paid indirectly                                              (13,441)
                                                                       ------------
 Net expenses                                                            81,189,551

-----------------------------------------------------------------------------------
 Net Investment Income                                                    9,198,544
-----------------------------------------------------------------------------------

 Realized and Unrealized Gain

 Net realized gain on investments:
 Unaffiliated companies                                                 443,673,288
 Affiliated companies                                                    46,502,823
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation
 on investments                                                         147,750,241
                                                                       ------------
 Net realized and unrealized gain                                       637,926,352

-----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $647,124,896
                                                                       ============



See accompanying Notes to Financial Statements.

                17     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                         1999           1998
-----------------------------------------------------------------------------------
 Operations

 Net investment income                                $    9,198,544  $  26,542,421
-----------------------------------------------------------------------------------
 Net realized gain                                       490,176,111    226,520,449
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation   147,750,241    (42,135,039)
                                                      -----------------------------
 Net increase in net assets resulting from operations    647,124,896    210,927,831

-----------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                 (16,812,169)    (9,231,256)
 Class B                                                  (7,874,144)    (2,214,613)
 Class C                                                  (1,648,542)      (509,042)
 Class Y                                                    (285,979)      (144,826)
-----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                (100,567,795)   (54,377,169)
 Class B                                                (102,846,211)   (51,630,451)
 Class C                                                 (24,240,838)   (13,039,020)
 Class Y                                                  (1,153,375)      (470,723)

-----------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                (377,200,503)   146,362,570
 Class B                                                (203,279,021)   259,717,702
 Class C                                                 (86,850,052)    33,985,827
 Class Y                                                  27,078,745      7,211,645

-----------------------------------------------------------------------------------
 Net Assets

 Total increase (decrease)                              (248,554,988)   526,588,475
-----------------------------------------------------------------------------------
 Beginning of period                                   4,521,454,739  3,994,866,264
                                                      -----------------------------
 End of period (including undistributed net investment
 income of $9,098,760 and $26,521,050, respectively)  $4,272,899,751 $4,521,454,739
                                                      =============================


See accompanying Notes to Financial Statements.

                18      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS


 Class A   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $36.44    $35.62    $29.89    $24.59    $19.69
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)              .22       .31       .16       .10       .23(2)
 Net realized and unrealized gain         5.46      1.72      6.46      5.62      5.40
                                        ----------------------------------------------
 Total income from investment operations  5.68      2.03      6.62      5.72      5.63
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:

 Dividends from net investment income     (.31)     (.18)     (.11)     (.13)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (2.16)    (1.21)     (.89)     (.42)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.96    $36.44    $35.62    $29.89    $24.59
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     16.31%     5.83%    22.66%    23.56%    29.88%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in millions)                          $1,820    $2,027    $1,839      $897      $367
--------------------------------------------------------------------------------------
 Average net assets (in millions)       $1,894    $2,071    $1,399      $609      $252
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)             0.50%     0.85%     0.67%     0.64%     1.02%
 Expenses                                 1.57%     1.54%(5)  1.54%(5)  1.62%(5)  1.69%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.


See accompanying Notes to Financial Statements.

                19      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS     Continued


 Class B   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $35.79    $35.05    $29.49    $24.33    $19.59
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)             (.02)      .13       .06       .05       .11(2)
 Net realized and unrealized gain         5.41      1.68      6.31      5.47      5.36
                                        ----------------------------------------------
 Total income from investment operations  5.39      1.81      6.37      5.52      5.47
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income     (.14)     (.04)     (.03)     (.07)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (1.99)    (1.07)     (.81)     (.36)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.19    $35.79    $35.05    $29.49    $24.33
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     15.72%     5.29%    22.05%    22.92%    29.19%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in millions)                          $1,970    $1,996    $1,706      $719      $218
--------------------------------------------------------------------------------------
 Average net assets (in millions)       $1,986    $1,976    $1,239      $426      $117
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)            (0.03)%    0.35%     0.17%     0.12%     0.48%
 Expenses                                 2.10%     2.04%(5)  2.03%(5)  2.14%(5)  2.21%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.

See accompanying Notes to Financial Statements.

               20   OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 Class C   Year Ended October 31,         1999      1998      1997      1996(1)   1995
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period   $35.75    $35.01    $29.45    $24.31    $19.58
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)             (.01)      .13       .06       .06       .08(2)
 Net realized and unrealized gain         5.40      1.68      6.30      5.44      5.38
                                        ----------------------------------------------
 Total income from investment operations  5.39      1.81      6.36      5.50      5.46
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income     (.12)     (.04)     (.02)     (.07)     (.12)
 Distributions from net realized gain    (1.85)    (1.03)     (.78)     (.29)     (.61)
                                        ----------------------------------------------
 Total dividends and distributions
 to shareholders                         (1.97)    (1.07)     (.80)     (.36)     (.73)
--------------------------------------------------------------------------------------
 Net asset value, end of period         $39.17    $35.75    $35.01    $29.45    $24.31
                                        ==============================================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)     15.74%     5.29%    22.05%    22.89%    29.16%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)  $428      $476      $434      $181       $50
--------------------------------------------------------------------------------------
 Average net assets (in millions)         $448      $487      $316      $105       $24
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)            (0.02)%    0.35%     0.17%     0.12%     0.37%
 Expenses                                 2.08%     2.04%(5)  2.04%(5)  2.14%(5)  2.31%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                 47%       45%       30%       25%       21%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.

See accompanying Notes to Financial Statements.


                   21    OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS     Continued


 Class Y     Year Ended October 31,                           1999      1998      1997(7)
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                       $36.64    $35.77    $29.93
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  .35       .48       .17
 Net realized and unrealized gain                             5.48      1.74      5.67
                                                            --------------------------
 Total income from investment operations                      5.83      2.22      5.84
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.45)     (.32)       --
 Distributions from net realized gain                        (1.85)    (1.03)       --
                                                            --------------------------
 Total dividends and distributions
 to shareholders                                             (2.30)    (1.35)       --
--------------------------------------------------------------------------------------
 Net asset value, end of period                             $40.17    $36.64    $35.77
                                                            ==========================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(3)                         16.74%     6.38%    19.51%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                       $55       $23       $15
--------------------------------------------------------------------------------------
 Average net assets (in millions)                              $41       $20       $ 6
--------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                                 0.98%     1.39%     1.30%
 Expenses                                                     1.14%     1.00%(5)  0.91%(5)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                                     47%       45%       30%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,812,441,937 and $2,667,724,723, respectively.
7. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

See accompanying Notes to Financial Statements.

                   22    OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                23      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $232,027 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $315,292 as of October 31, 1999.
      The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                24      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1999  Year Ended October 31, 1998
                                 Shares         Amount        Shares         Amount
------------------------------------------------------------------------------------
 Class A
 Sold                         8,551,790  $ 321,080,745    15,821,067  $ 583,239,788
 Dividends and/or
 distributions reinvested     3,117,078    110,843,305     1,742,757     61,154,538
 Redeemed                   (21,744,473)  (809,124,553)  (13,576,905)  (498,031,756)
                            --------------------------------------------------------
 Net increase (decrease)    (10,075,605) $(377,200,503)    3,986,919  $ 146,362,570
                            ========================================================

------------------------------------------------------------------------------------
 Class B
 Sold                         5,241,255  $ 193,785,720    12,868,364  $ 469,045,381
 Dividends and/or
 distributions reinvested     2,988,020    104,730,514     1,478,196     51,190,003
 Redeemed                   (13,745,009)  (501,795,255)   (7,254,611)  (260,517,682)
                            --------------------------------------------------------
 Net increase (decrease)     (5,515,734) $(203,279,021)    7,091,949  $ 259,717,702
                            ========================================================

------------------------------------------------------------------------------------
 Class C
 Sold                         1,504,878  $  55,520,355     3,470,557  $ 126,532,813
 Dividends and/or
 distributions reinvested       707,828     24,788,138       374,287     12,946,527
 Redeemed                    (4,581,669)  (167,158,545)   (2,934,835)  (105,493,513)
                            --------------------------------------------------------
 Net increase (decrease)     (2,368,963) $ (86,850,052)      910,009  $  33,985,827
                            ========================================================

------------------------------------------------------------------------------------
 Class Y
 Sold                         1,134,727  $  42,223,962       319,320  $  11,839,211
 Dividends and/or
 distributions reinvested        40,419      1,439,354        17,532        615,549
 Redeemed                      (436,981)   (16,584,571)     (142,310)    (5,243,115)
                            --------------------------------------------------------
 Net increase                   738,165  $  27,078,745       194,542  $   7,211,645
                            ========================================================



--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Securities

As of October 31, 1999, net unrealized appreciation on securities of $786,035,852 was composed of gross appreciation of $921,565,345, and gross depreciation of $135,529,493.


                25     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion, and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for the year ended October 31, 1999, was 0.86% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $11,985,215 to the Sub-Advisor.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $6,654,052.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Year Ended                Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------
 October 31, 1999      $3,799,361        $967,264       $904,221     $5,691,828        $439,212

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                  Class C
                  Contingent Deferred      Contingent Deferred      Contingent Deferred
                        Sales Charges            Sales Charges            Sales Charges
 Year Ended    Retained by Distributor Retained by Distributor  Retained by Distributor
-----------------------------------------------------------------------------------------
 October 31, 1999              $59,257              $6,119,440                  $91,610

    The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                26     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $9,474,020, all of which was paid by the Distributor to recipients. That included $381,130 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                       Distributor's  Distributor's
                                                           Aggregate   Unreimbursed
                                                        Unreimbursed  Expenses as %
                     Total Payments    Amount Retained      Expenses  of Net Assets
                         Under Plan     by Distributor    Under Plan       of Class
------------------------------------------------------------------------------------
 Class B Plan           $19,864,236        $15,613,591   $32,888,309           1.67%
 Class C Plan             4,485,091          1,448,720     4,032,190           0.94


                27      OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


--------------------------------------------------------------------------------
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
       The Fund had no borrowings outstanding during the year ended October 31, 1999.

                                   Appendix A

------------------------------------------------------------------------------
                               RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

            Short-Term Ratings - Taxable Debt
------------------------------------------------------------------------------

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

            Short-Term Issue Credit Ratings
------------------------------------------------------------------------------

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.



Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:


AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
------------------------------------------------------------------------------

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:
            High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.


Default:

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                      C-12
                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers



In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.


Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
           Code,

(2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,

         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2)   has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
              Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill
              Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.


          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_| The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.



C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.3
(5)   Under a Qualified Domestic Relations Order, as defined in the Internal
               Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum distribution requirements of the Internal Revenue
               Code.
(7)            To make "substantially equal periodic payments" as described in
               Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.4
         (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


            III.  Waivers of Class B and Class C Sales Charges of  Oppenheimer
Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.5
(5)   To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum distribution requirements of the Internal Revenue
              Code.
(7)           To make "substantially equal periodic payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.6
(9) On account of the participant's separation from service.7 Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

         For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      |_|Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.


B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.



IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
                      Funds Who Were Shareholders of Former
                              Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer   Quest   Small   Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                        Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                         Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.



A.  Reductions or Waivers of Class A Sales Charges.


      |X|         Reduced Class A Initial Sales Charge Rates for Certain
Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
Number of Eligible    Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.


      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.


      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.


B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.


      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.


      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.


      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment

                                 Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account       Connecticut   Mutual   Total   Return
                                            Account
Connecticut Mutual Government Securities CMIA LifeSpan  Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account


A.  Prior Class A CDSC and Class A Sales Charge Waivers.


      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).


      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
           Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.


      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.


      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1)   any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)   Directors of the Fund or any one or more of the Former Connecticut
              Mutual Funds and members of their immediate families;
(4)   employee benefit plans sponsored by Connecticut Mutual Financial
              Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;
(2)   upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4)   as tax-free returns of excess contributions to such retirement or employee benefit plans;

(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)   in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.



            VI. Special Reduced Sales Charge for Former Shareholders of

                           Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.





            VII.  Sales Charge Waivers on Purchases of Class M Shares of

                   Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

27

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Oppenheimer Quest Opportunity Value Fund
------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203


Sub-Advisor

      OpCap Advisors

      1345 Avenue of the Americas, 49th Floor
      New York, New York 10105-4800


Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Accountants
      PricewaterhouseCoopers LLP
      950 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York
      10019-5820


PX236.0200

Oppenheimer
Quest Small Cap Value Fund


Prospectus dated February 25, 2000


                                          Oppenheimer Quest Small Cap Value Fund
                                          is a mutual fund that seeks capital
                                          appreciation as its goal. It
                                          emphasizes investments in common
                                          stocks and other equity securities of
                                          "small-cap" companies.
                                                This Prospectus contains
                                          important information about the Fund's
                                          objective, its investment policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell shares of the Fund and other
                                          account features. Please read this
                                          Prospectus carefully before you invest
                                          and keep it for future reference about
                                          your account.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

------------------------------------------------------------------------------
                                                         OppenheimerFunds [logo]

CONTENTS

            ABOUT THE FUND

------------------------------------------------------------------------------


            The Fund's Investment Objective and Strategies


            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed



            ABOUT YOUR ACCOUNT


            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink

            OppenheimerFunds Internet Web Site
            Retirement Plans


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            Financial Highlights

ABOUT THE FUND


The Fund's Objective and Investment Strategies


WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's objective is to seek capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of U.S. issuers that have market capitalizations under $1 billion. These are described as "small-cap" companies. Under normal market conditions it will invest at least 65% of its total assets in equity securities of "small-cap" domestic and foreign issuers. The Fund emphasizes equity securities of companies that the portfolio managers believe are undervalued in the marketplace. These investments are more fully explained in "About the Fund's Investments" below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio managers, who are employed by the Sub-Advisor, OpCap Advisors, use a "value" approach to investing. The portfolio managers search for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company's book value, sales, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

o A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, by evaluating each issuer's characteristics, financial results and management.
o A search for securities of companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value and strong cash flows.
o Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio managers' initial expectations about the security and might result in a decision to sell the security.
o A search for companies in businesses with barriers to entry that might reduce the threat from new competitors.


WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the greater risk of short-term share price fluctuations that are typical for funds emphasizing small-cap stock investments. Since the Fund does not seek current income and its income from investments will likely be small, so it is not designed for investors needing investment income or preservation of capital. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is intended to be a long-term investment but is not a complete investment program.


Main Risks of Investing in the Fund


      All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Sub-Advisor will cause the Fund to underperform other funds having a similar objective. As an example, the portfolio manager's "value" approach to investing could result in fewer Fund investments in stocks that become highly valued by the marketplace during times of rapid market advances. This could cause the Fund to underperform other funds that seek capital appreciation but that employ a growth or non-value approach to investing.

      The risks described collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investment and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in equity securities of small-cap companies, the value of the Fund's portfolio will be affected by changes in the stock markets and the special economic and other factors that might primarily affect the prices of small-cap stocks in the markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy both foreign stocks and stocks of U.S. issuers, it will be affected by changes in domestic and foreign stock markets.


      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.

Special Risks of Small-Cap Stocks. The Fund emphasizes its investments in securities of companies having a market capitalization under $1 billion. While these companies might be established businesses, generally they tend to be newer companies. Small-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Additionally, smaller capitalization companies may be more reliant on the efforts of particular members of their management team, and management changes may pose a risk to the success of the business.


      Small-cap stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.


HOW RISKY IS THE FUND OVERALL? The Fund's investments in small-cap stocks can be volatile, especially in the short term. The price of the Fund's shares can go up and down substantially, particularly in emerging markets. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive or liquidity purposes. In the OppenheimerFunds spectrum, the Fund is likely to experience greater price fluctuations than funds that emphasize large-cap stocks or investment-grade bonds. It is designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation.


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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

            Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 21.72% (1stQ'91) and the lowest return for a calendar quarter was -18.57% (3rdQ'90).

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 Average Annual Total
 Returns    for    the      1 Year            5 Years            10 Years
 periods                                (or life of class,     (or life of
 Ended   December  31,                       if less)        class, if less)
 1999

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 Class    A     Shares      -7.07%             6.86%              9.82%
 (inception 1/3/89)

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 Russell 2000 Index         21.26%            16.69%             13.40%1

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 Class    B     Shares      -6.81%             7.26%              6.67%
 (inception 9/1/93)

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 Class C Shares  (inception     -2.89%           7.57%             6.63%
 9/1/93)

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1. From 12/31/89

The Fund's average annual total returns include the applicable sales charge for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year), 2% (5-years) and 1% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period.


The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Russell 2000 Index, an unmanaged index of equity securities. The index performance reflects the reinvestment of income, but does not reflect transaction costs. The Fund's investments vary from securities in the index.


Fees and Expenses of the Fund


      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1999.


Shareholder Fees (charges paid directly from your investment):

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                                Class A       Class B    Class C Shares
                                 Shares       Shares
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Maximum Sales Charge
(Load) on purchases (as      5.75%          None          None
% of offering price)

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Maximum Deferred Sales
Charge (Load) (as % of the
lower of the original            None1          5%2           1%3
offering price or redemption
proceeds)
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4. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
5. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
6.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                                Class A       Class B    Class C Shares
                                 Shares       Shares
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Management Fees                  1.00%         1.00%         1.00%
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Distribution        and/or     0.50%         1.00%        1.00%
Service (12b-1) Fees

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Other Expenses                 0.46%         0.45%        0.45%

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Total   Annual   Operating     1.96%         2.45%        2.45%
Expenses

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The asset-based sales charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares effective January 1, 2000, to 0.15% effective January 1, 2001, and to 0.10% effective January 1, 2002. The Board can set the rate up to 0.25% of average annual net assets under the Distribution and Service Plan for Class A shares. Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.


      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:      1 Year        3 Years       5 Years     10 Years1
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Class A Shares                $763         $1,155        $1,571        $2,729

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Class B Shares                $748         $1,064        $1,506        $2,556

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Class C Shares                $348          $ 764        $1,306        $2,786

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If shares are not            1 Year        3 Years       5 Years     10 Years1
redeemed:
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Class A Shares                $763         $1,155        $1,571        $2,729

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Class B Shares                $248          $ 764        $1,306        $2,556

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Class C Shares                $248          $ 764        $1,306        $2,786

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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 2. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments


THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based upon the evaluation of economic and market trends by the Sub-Advisor. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager has engaged the Sub-Advisor, OpCap Advisors, to select securities for the Fund's portfolio. The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased and by reducing the Fund's exposure to market risks by diversifying its investments. That means the Fund does not hold a substantial percentage of the stock of any one company and does not invest too great a percentage of its assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.


What is "Market Capitalization?"
In general, the market capitalization is the value of a company determined by the total market value of its issued and outstanding common stock.
What is "Market Capitalization?"

In general, the market capitalization is the value of a company determined by the total market value of its issued and outstanding common stock. SMALL-CAP STOCK INVESTMENTS. The Fund emphasizes investments in equity securities, primarily common stocks. The portfolio managers look for stocks of small-cap companies that they believe have been undervalued by the market. These companies may have a low ratio of their stock price to earnings, for example. The portfolio managers also look at the issuers' cash flows and earnings, to measure potential for capital growth. After looking at the individual issuers in the small-cap universe that meet these criteria, the portfolio managers may also look at broader industry and economic trends that could affect the growth potential of particular small-cap stocks. Current examples of industries offering value investing opportunities among small-cap issuers include insurance, health care, capital goods and business services. However, these opportunities and industries may change over time.


Cyclical Opportunities. The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they are undervalued and have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors may benefit and present long-term growth opportunities. Other cyclical industries include insurance and forest products, for example. The Fund focuses on seeking growth over the long term, but may seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.


Industry Focus. At times, the Fund may increase the relative emphasis of its investments in a particular industry or group of industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the Fund has a greater emphasis on investments in a particular industry or group of industries, its share values may fluctuate in response to events affecting those industries. To some extent that risk may be limited by the Fund's policy of not concentrating its assets in investments in any one industry.

Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock. Although they are debt securities, the Manager considers some convertible securities to be "equity equivalents" because of the conversion feature, and their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible securities are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that the prices of the securities will fluctuate inversely to changes in prevailing interest rates). To the extent that the Fund buys convertible securities (or other debt securities) it will focus primarily on investment-grade securities, which pose less credit risk than lower-grade debt securities.


CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce investment or market risks.


Foreign Investing. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by American Depository Receipts. The Fund can invest in emerging markets, which have greater risks than developed markets, making these investments more volatile than other foreign investments. The Fund will hold foreign currency only in connection with buying and selling foreign securities.


Risks of Foreign Investing. While the Fund has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.


Debt Securities. The Fund can also invest in debt securities, such as U.S. Government securities and corporate bonds and debentures. The Fund typically does not hold significant amounts of debt securities to seek its goal of capital appreciation. The Fund might buy short-term debt securities for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions of Fund shares. The Fund can invest up to 5% of its total assets in "lower-grade" debt securities. These debt securities (commonly known as "junk bonds") are rated below investment grade. That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally-recognized rating organizations or are unrated securities assigned an equivalent rating by the Sub-Adviser.

U.S. Government Securities. The Fund's investments in U.S. Government securities can include U.S. Treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government and are subject to little credit risk. Securities of U.S. Government agencies and instrumentalities are not all backed by the full faith and credit of the U.S. Government but generally offer little credit risk.

Money Market Instruments. The Fund can also invest in "money market instruments." These include U.S. Government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. They would be used primarily for liquidity purposes and do not generate capital growth if held to maturity.


Risks in Using Hedging Instruments. The Fund can use certain hedging instruments such as options, futures and forward contracts to try to hedge investment risks. The Fund does not currently use hedging extensively and is not required to do so to seek its goal.

      There are special risks in certain hedging strategies. The underlying security or investment on which the hedging instrument is based, and the hedging instrument itself, may not perform the way the Manager expected it to perform. If that happens, the Fund's share price could decline. The Fund has limits on the amount of particular types of hedging instruments it can hold. However, hedging can cause the Fund to lose money on its investments and/or increase the volatility of its share prices.

Investing in Small, Unseasoned Companies. The Fund can invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, so that the Fund could have difficulty selling them at an acceptable price when it wants to. The values of these securities may be very volatile, especially in the short term.


Illiquid and Restricted Securities. Investments may be illiquid because they do not have active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security has a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Adviser monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund does not expect to engage frequently in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be U.S. Government securities and the types of money market instruments described above. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

How the Fund Is Managed


THE MANAGER. The Manager supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund to pay to conduct its business. The Manager became the Fund's investment adviser on November 22, 1995.

      The Manager has been as an investment adviser since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion of assets as of December 31, 1999, and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

The Manager's Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. The Fund's management fee for its last fiscal year ended October 31, 1999 was 1.00% of average annual net assets for each class of shares.

The Sub-Advisor. On November 22, 1995, the Manager retained the Sub-Advisor to provide day-to-day portfolio management for the Fund. Prior to that date and from the inception of the Fund, the Sub-Advisor had been the Fund's investment adviser. The Sub-Advisor has operated as an investment adviser to investment companies and other investors since its organization in 1980, and as of December 31, 1999, the Sub-Advisor or its parent Oppenheimer Capital advised accounts having assets in excess of $52.2 billion. The Sub-Advisor is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

      The Manager, not the Fund, pays the Sub-Advisor an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Advisor. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount.

      The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is an indirect wholly-owned subsidiary of PIMCO Advisors L.P. The general partners of PIMCO Advisors are PIMCO Partners, G.P and PIMCO Advisors Holdings L.P. On October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings and Allianz AG announced that they had entered into an agreement in which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor. That transaction is currently expected to be completed by the end of the first quarter of 2000. Under the Investment Company Act, the acquisition of PIMCO Advisors and its subsidiaries by Allianz could be deemed to be an "assignment" of the Sub-Advisory Agreement between OpCap Advisors and the Manager. In that case, approval of the Fund's shareholders is needed to continue the Sub-Advisory Agreement. Proxy solicitation materials with respect to that matter have been distributed to Fund shareholders of record as of December 22, 1999. The consummation of the Allianz acquisition of PIMCO Advisors is subject to, among other things, the Fund's shareholders approving the continuation of the Sub-Advisory Agreement along with approval by shareholders of other funds having similar sub-advisory arrangements with the Sub-Advisor.

Portfolio Managers. The Fund's portfolio managers,  Timothy McCormack and Mark
      Degenhart,   are  employed  by  the  Sub-Advisor  and  are  the  persons primarily responsible for the selection of the Fund's portfolio securities. Mr. McCormack has been a portfolio manager of the Fund since May 1996, and Mr. Degenhart became a portfolio manager of the Fund effective January 7, 1999.

      Mr. McCormack, a Senior Vice President of Oppenheimer Capital, the Sub-Advisor's parent company, joined that firm in 1994; from 1993 to 1994, he was a securities analyst at U.S. Trust Company. Mr. Degenhart, a Vice President of Oppenheimer Capital, joined that firm in January 1999. He was previously the Director of Research and portfolio manager of Palisades Capital Management, which he joined in 1993.

ABOUT YOUR ACCOUNT


How to Buy Shares


HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. Fund's Distributors, OppenheimerFunds Distributor, Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.


BuyingShares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.


Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

      Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased by electronic fund transfers from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.


      Buying Shares Through Asset Builder Plans. You may purchase shares of the
         Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.


HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.


      With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

Theminimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net asset value The fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".


      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.


The offering price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying through a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that initial sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below. There is also an asset-based sales charge on Class A shares.

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Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

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WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.


How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.


      Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


How Do Share Classes Affect Payments to my Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.


      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

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                                Front-End      Front-End Sales
                                Sales Charge   Charge As a        Commission As
                                As a           Percentage of Net  Percentage of
Amount of Purchase              Percentage of  Amount Invested    Offering Price
                                 Offering Price
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Less than $25,000           5.75%               6.10%               4.75%

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$25,000 or more but         5.50%               5.82%               4.75%
less than $50,000

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$50,000 or more but         4.75%               4.99%               4.00%
less than $100,000

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$100,000 or more            3.75%               3.90%               3.00%
but less than
$250,000

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$250,000 or more            2.50%               2.56%               2.00%
but less than
$500,000

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$500,000 or more but less than      2.00%            2.04%            1.60%
$1 million

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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more (other than purchases by those retirement accounts, which are not permitted in the Fund). For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.8That commission will not be paid on purchases of shares of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:


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                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
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0 - 1                                    5.0%
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1 - 2                                    4.0%
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2 - 3                                    3.0%
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3 - 4                                    3.0%
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4 - 5                                    2.0%
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5 - 6                                    1.0%
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6 and following                          None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, a prorated portion of your Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Distribution and Service Plan for Class A Shares. The Fund has adopted a
      Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares the Fund (the Board of Trustees can set this rate up to 0.25%). The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of the fee and a portion of the asset-based sales charge to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor pays out the portion of the asset-based sales charge equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993, and 0.10% of average annual net assets representing Class A shares purchased on or after that date.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.


      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services


ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

      transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.


      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.


      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.


Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.


CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares


      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis.

If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee): You wish to redeem $100,000 or more and receive a check The redemption check is not payable to all shareholders listed on the account statement
      The  redemption  check  is not sent to the  address  of  record  on your account statement
      Shares are being  transferred  to a Fund account with a different  owner or name
      Shares are being redeemed by someone (such as an Executor) other than the owners


Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or by

o     a  U.S.   national   securities   exchange,   a  registered   securities
         association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.


Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.


Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes:

      Your name
      The Fund's name
      Your Fund account number (from your account statement) The dollar amount or number of shares to be redeemed Any special payment instructions
      Any share certificates for the shares you are selling The signatures of all registered owners exactly as the account is registered,
   and
Anyspecial documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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Use the following address for requests by mail: Send courier or express mail request to:
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OppenheimerFunds Services                       OppenheimerFunds Services

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P.O. Box 5270                                   10200   E    Girard    Avenue,
Building D

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Denver, Colorado 80217-5270               Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
      |_|   To  redeem   shares   through  a  service   representative,   call
1.800.852.8457
      |_|   To redeem shares automatically on PhoneLink, call 1.800.533.3310


      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW DO CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS? If your purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o the amount of your account value represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2) shares held the holding period that applies to the class, and (3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares your acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.


How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions: Shares of the fund selected for exchange must be available for sale in your state of residence.

The prospectuses of both funds must offer the exchange privilege. You must hold the shares you buy when you establish your account for at least

   7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
      Youmust meet the minimum purchase requirements for the fund you purchase by exchange.

      Before exchanging into a fund, you must obtain and read its prospectus.


      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time. Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

      Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
      Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      TheFund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.


Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.


The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.


Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes


DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis, normally in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:


Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and distributions in additional shares of the Fund.


Reinvest Dividends or Capital Gains Only. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gain distributions) in the Fund while receiving other distributions by check or having them sent to your bank account through AccountLink.


Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.


TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.


      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.


      This information is only a summary of certain federal personal tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

Class A   Year Ended October 31,                 1999        1998       1997         1996(1)      1995
======================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period          $17.29      $22.26     $19.03       $17.31       $16.33
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.10)       (.09)      (.07)         .03          .11(2)
 Net realized and unrealized gain (loss)          .18       (3.02)      5.66         2.79         1.29
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                            .08       (3.11)      5.59         2.82         1.40
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.11)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized ga      (.01)         --         --           --           --
                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.10)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.82      $17.29     $22.26       $19.03       $17.31
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)             0.38%     (15.05)%    32.72%       17.17%        8.82%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                              $151,059    $183,567   $181,973     $102,746     $116,307
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $170,205    $201,952   $131,503     $117,765     $119,440
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (0.60)%     (0.42)%    (0.32)%       0.11%        0.67%
 Expenses                                        1.96%       1.80(5)    1.78%(5)       1.90%(5)     1.80%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.



                    |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

 Class B     Year Ended October 31,              1999        1998       1997         1996(1)      1995
======================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period          $16.84      $21.83     $18.79       $17.11       $16.24
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.22)       (.12)      (.05)        (.06)        .022
 Net realized and unrealized gain (loss)          .21       (3.01)      5.45         2.76         1.27
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                           (.01)      (3.13)      5.40         2.70         1.29
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.03)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized
 gain                                            (.01)         --         --           --           --

                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.02)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.28      $16.84     $21.83       $18.79       $17.11
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)            (0.16)%    (15.47)%    32.05%       16.57%        8.17%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                $82,949     $98,041    $79,754      $30,766      $23,440
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $94,863     $97,818    $47,462      $26,478      $20,105
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (1.10)%     (0.92)%    (0.80)%      (0.37)%       0.09%
 Expenses                                        2.45%       2.31%(5)   2.27%(5)     2.38%(5)     2.37%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%



1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.



                    |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

 Class C         Year Ended October 31,          1999        1998       1997         1996(1)      1995
------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period          $16.81      $21.79     $18.76       $17.11       $16.23
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.25)       (.13)      (.08)        (.05)         .01(2)
 Net realized and unrealized gain (loss)          .24       (2.99)      5.47         2.75         1.29
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                           (.01)      (3.12)      5.39         2.70         1.30
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.06)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized
 gain                                            (.01)         --         --           --           --
                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.05)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.25      $16.81     $21.79       $18.76       $17.11
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)            (0.16)%    (15.45)%    32.05%       16.55%        8.24%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                               $20,959      $26,70    $24,512      $13,181       $9,068
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $24,964     $28,647    $17,401      $11,501       $6,114
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (1.10)%     (0.92)%    (0.81)%      (0.40)%       0.08%
 Expenses                                        2.45%       2.31%(5)   2.28%(5)     2.40%(5)     2.38%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

                            Appendix to Prospectus of

                        Oppenheimer Quest Small Cap Value Fund

      Graphic Material included in the Prospectus of Oppenheimer Quest Small Cap Value Fund (the "Fund") under the heading: "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for the past ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar
Year                                Annual Total
Ended                               Return
-----                               ------
12/31/90                            -12.99%
12/31/91                            47.58%
12/31/92                            20.96%
12/31/93                            18.21%
12/31/94                            -0.29%
12/31/95                            12.42%
12/31/96                            19.30%
12/31/97                            24.32%
12/31/98                            -10.08%
12/31/99                            -1.40%

For More Information About Oppenheimer Quest Small Cap Value Fund: The following additional information about the Fund is available without charge upon request:


STATEMENT OF ADDITIONAL INFORMATION

This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

---------------------------------------------------------------------------

By Telephone:                             Call  OppenheimerFunds   Services
toll-free:

---------------------------------------------------------------------------

                                          1.800.525.7048

---------------------------------------------------------------------------
---------------------------------------------------------------------------

By Mail:                                  Write to:

---------------------------------------------------------------------------

                                          OppenheimerFunds Services

---------------------------------------------------------------------------

                                          P.O. Box 5270
                                          Denver, Colorado 80217-5270

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On the Internet:                          You   can   read   or   down-load
                                          documents          on         the
                                          OppenheimerFunds web site:

---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                          http://www.oppenheimerfunds.com
-------------------------------------------------------------------------
---------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

SEC File No. 811-5225

PR0251.001.0200 Printed on recycled paper.

------------------------------------------------------------------------------
Oppenheimer Quest Small Cap Value Fund
------------------------------------------------------------------------------

Two World Trade Center, 34th Floor, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated February 25, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 25, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.


Contents

                                                                            Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks..
    The Fund's Investment Policies.....................................
    Other Investment Techniques and Strategies.........................
    Investment Restrictions............................................
How the Fund is Managed ...............................................
    Organization and History...........................................
            Trustees and Officers
------------------------------------------------------------------------------
    The Manager........................................................
Brokerage Policies of the Fund.........................................
Distribution and Service Plans.........................................
Performance of the Fund................................................

About Your Account
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes
Additional Information About the Fund..................................

Financial Information About the Fund

Report of Independent Accountants......................................
Financial Statements...................................................


Appendix A: Description of Debt Security Ratings....................... A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund invests in. Additional information is also provided about the Fund's investment Manager, OppenheimerFunds, Inc., and the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, OpCap Advisors, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Sub-Advisor evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Sub-Advisor may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions on a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

Investments in Equity Securities. The Fund emphasizes investments in equity securities of small-cap companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments primarily include stocks of companies having a market capitalization under $1 billion, but the Fund can purchase securities of issuers having a larger market capitalization.

      Current income is not a criterion used to select equity securities, as the Fund does not seek income as part of its goal. However, certain debt securities can be selected for the Fund's portfolio for liquidity needs or for defensive purposes (including debt securities that the Manager believes might offer some opportunities for capital appreciation when stocks are disfavored).


      Securities of newer small-cap companies might offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small-capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing in larger-capitalization issuers.

      |X| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio managers currently use a value investing style. In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.


      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures that can be used to identify these securities include, among others:


      ? Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.
      ? Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
      ? Dividend Yield is measured by dividing the annual dividend by the stock price per share. ? Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

      |X| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.


      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.


      |X| Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk of loss than common stock in case of the issuers bankruptcy or liquidation.


      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) may cause them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Sub-Advisor's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Sub-Advisor may consider the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X| Investments In Debt Securities. While the Fund does not invest for the purpose of seeking current income, at times the portfolio managers may select certain debt securities (besides convertible debt securities described above) for investment by the Fund for liquidity or defensive purposes. For example, when the stock market is volatile, or when the portfolio managers believe that growth opportunities in stocks are not attractive, debt securities might offer defensive opportunities and also some opportunities for capital appreciation. These investments could include corporate bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant portfolio strategy of the Fund under normal market conditions.


      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced. The Sub-Advisor may rely to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. The Fund can invest up to 5% of its total assets in higher-yielding lower-grade debt securities (that is, securities below investment grade).

      |X| Special Risks of Lower-Grade Securities. The Fund can invest up to 5% of its total assets in lower-grade securities. Lower-grade securities (commonly known as "junk bonds") are rated less than "BBB" by Standard & Poor's Rating Services or less than "Baa" by Moody's Investors Service, Inc., or have a comparable rating from another rating organization. If unrated, a security is considered to be below investment grade if the Sub-Advisor deems it to be of comparable quality to securities rated less than investment grade. The Fund does not intend to invest in securities that are in default.


      High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments.


      |X| Interest Rate Risk. In addition to credit risks, debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the bonds may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. Therefore, when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other U.S. Government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to such instrumentality is minimal. While U.S. Government securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

      |X| Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities include high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

      |X| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

      |X| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid" investments.


      The Fund can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Trustees of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.


      |X| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.


      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.


      |X| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.


      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.


      |X| Foreign Securities. The Fund can purchase equity and debt securities issued by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.


      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.


      |X| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund can buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.


      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.


      |X| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency

         rates  or  currency  control   regulations  (for  example,   currency
   blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o greater volatility and less liquidity on foreign markets than in the U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.


      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |X| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Sub-Advisor will consider these factors when evaluating securities in these markets. The Fund currently limits these investments to not more than 5% of its total assets.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, but the Fund does not expect to have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.


Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X| Investing in Other Investment Companies. The Fund can invest up to 10% of its total assets in shares of other investment companies. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Sub-Advisor believes that the potential investment benefits justify the added costs and expenses.


      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at the settlement of the trade.


      The Fund can engage in when-issued transactions to secure what the Sub-Advisor considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Sub-Advisor considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment. The Fund will not enter into when-issued commitments if more than 15% of the Fund's net assets would be committed under these transactions.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.


      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.


      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.


      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.


      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved Guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.


      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It might do so to try to provide income or to raise cash or income for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities.


      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.


      |X| Borrowing. As a fundamental policy, the Fund cannot borrow money except as a temporary measure for extraordinary or emergency purposes. Loans may not exceed 33 1/3% of the value of the Fund's total assets. Additionally, as part of that fundamental policy, the Fund will not purchase securities at times when loans exceed 5% of its total assets.


      The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.


      |X| Hedging. Although the Fund can use hedging instruments, it is not obligated to use them in seeking its objective. It does not currently contemplate using them to any significant degree. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

|_| sell futures contracts, |_| buy puts on futures or on securities, or |_| write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so, the Fund could:
|_|   buy futures, or
|_|   buy calls on futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.


      |X| Futures. The Fund can buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as "stock index futures"), foreign currencies (these are referred to as "forward contracts"), and commodities (these are referred to as "commodity futures").


      A broadly-based stock index is used as the basis for trading stock index futures. These indices may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.


     |X| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on broadly-based indices, securities, and stock index futures. The Trustees have adopted a non-fundamental policy that the Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, the Fund may purchase call or put options only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

     |X| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. For options on securities, that means the Fund must own the security subject to the call while the call is outstanding. For stock index options, that means the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.


     When the Fund writes a call on a security, it receives cash (a premium). For calls on securities, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised in that case, the Fund would keep the cash premium.

     If the buyer of a call on a stock index exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

     Settlement of puts and calls on broadly-based stock indices is in cash. Gain or loss on options on stock indices depends on changes in the index in question (and thus on price movements in the stock market generally).

     The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.


     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.


     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the escrowed assets in escrow until the call expires or is exercised.

     The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.


     |X| Writing Put Options. The Fund can sell put options on broadly-based stock indices or stock index futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books in an amount at least equal to the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.


     The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to settle the transaction in cash with the buyer of the put at the exercise price, even if the value of the underlying investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to settle in cash at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund might incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium recovered minus the sum of the exercise price and any transaction costs the Fund incurred.

     As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to settle the transaction in cash at the exercise price. The Fund has no control over when it may be required to settle the transaction, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

     The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.


     |X| Purchasing Calls and Puts. The Fund can buy calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. Buying a call on a security or future gives the Fund the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.


     In the case of a purchase of a call on a stock index, if the Fund exercises the call during the call period, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

     When the Fund buys a put, it pays a premium. It has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to buy the underlying security (in the case of puts on securities or futures) or in the case of puts on stock indices, to deliver cash to the Fund to settle the put if the closing level of the stock index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Buying a put on a security or future enables the Fund to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

     Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

     When the Fund purchases a put on a stock index, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can resell the put. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.


     |X| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.


     If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

     A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.


     |X| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its costs.


      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.


      |X| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.


      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Sub-Advisor might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.


      |X| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.


      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor or Sub-Advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.


|_| |X| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.


Investment Restrictions


|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
? 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or ? more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

? The Fund cannot invest more than 5% of the value of its total assets in the securities of any one issuer. This limitation applies to 75% of the Fund's total assets.

? The Fund cannot purchase more than 10% of any class of security of any issuer. All outstanding debt securities and all preferred stock of an issuer are considered as one class. This restriction does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

? The Fund cannot concentrate its investments. That means it cannot invest 25% or more of its total assets in any industry. If deemed appropriate for attaining its investment objective, the Fund may invest less than but up to 25% of its total assets in any one industry classification used by the Fund for investment purposes. For this purpose, a foreign government is considered an industry.

? The Fund cannot borrow money in excess of 33 1/3% of the value of the Fund's total assets. The Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes. The Fund will make no additional investments while borrowings exceed 5% of the Fund's total assets. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

? The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

? The Fund cannot invest in real estate or real estate limited partnerships (direct participation programs). However, the Fund may purchase securities of issuers that engage in real estate operations and securities which are secured by real estate or interests in real estate.

? The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

? The Fund cannot invest in securities of any issuer if, to the knowledge of the Trust, officers, directors or trustees of the Trust, the Manager or the Sub-Advisor who own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer.

? The Fund cannot pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets. It can pledge, assign or encumber its assets only to secure borrowings effected within the limitations set forth in the Prospectus.

? The Fund cannot invest for the purpose of exercising control or management of another company.

? The Fund cannot issue senior securities (as defined in the Investment Company Act of 1940). However, the Fund can enter into any repurchase agreement, borrow money in accordance with restrictions described above and lend its portfolio securities.

? The Fund cannot make loans to any person or individual. However, the Fund may loan portfolio securities within the limitations set forth in the Prospectus.

Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

? The Fund cannot make short sales or purchase securities on margin. However, the Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities. Collateral arrangements in connection with futures and options are not deemed to be margin transactions under this restriction.

? The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases.


How the Fund is Managed


Organization and History. The Fund is an open-end, diversified management investment company. The Fund is one of three series of Oppenheimer Quest For Value Funds, an open-end management investment company organized as a Massachusetts business trust in April 1987 (and which is referred to as the "Trust").

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Trust into two or more series and each series into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B and, Class C. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series of the Trust and new classes of shares of the Fund. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Massachusetts law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The Fund's shareholders have the right to call a meeting to remove a Trustee or to take certain other action described in the Declaration of Trust.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Trustees call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Trustee), the Fund will call a meeting of shareholders for that specified purpose.

      Shareholders of the different classes of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Trustees and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Oppenheimer funds:


Oppenheimer Quest Value Fund, Inc.,

Oppenheimer Quest For Value Funds, a series fund having the following series:
Oppenheimer  Quest  Small Cap Value Fund,  Oppenheimer  Quest  Balanced  Value
    Fund, and Oppenheimer Quest Opportunity Value Fund,
        Oppenheimer Quest Global Value Fund, Inc.,

    Oppenheimer Quest Capital Value Fund, Inc.,

Rochester Portfolio Series, a series fund having one series: Limited-Term New York Muncipal
    Fund,
Bond Fund Series, a series fund having one series: Oppenheimer Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund

      Ms. Macaskill and Messrs. Bishop, Wixted, Darling, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices of the other listed Oppenheimer funds. As of January 14, 2000, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. This foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms Macaskill and Mr. Donohue are trustees of that plan.

Bridget A. Macaskill, Chairman of the Board of Trustees and President, Age: 51. Two World Trade Center, New York, New York 10048-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

                       Paul Y. Clinton, Trustee, Age: 69.

39 Blossom Avenue, Osterville, Massachusetts 02655

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

                    Thomas W. Courtney, Trustee, Age: 66.
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

                       Robert G. Galli, Trustee, Age: 66.

                       19750 Beach Road, Jupiter, FL 33469

A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an
      investment advisor subsidiary of the Manager.

                       Lacy B. Herrmann, Trustee, Age: 70.

380 Madison Avenue, Suite 2300, New York, New York 10017

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

                         George Loft, Trustee, Age: 85.

51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

O. Leonard Darling, Vice President, Age: 57.
Two World Trade Center, New York, New York 10048-0203
Chief Investment Officer and Executive Vice President of the Manager (since 6/99); Chairman and Director of HarbourView Asset Management Corporation (since 6/99); formerly Chief Executive Officer of HarbourView Asset Management Corporation (12/98-6/99); Trustee (1993 - present) of Awhtolia College - Greece.

                    Andrew J. Donohue, Secretary, Age: 49.
            Two World Trade Center, New York, New York 10048-0203
Executive Vice President (since January 1993), General Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

                 Robert Bishop, Assistant Treasurer, Age: 41. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 May
1996), and a Fund Controller for the Manager.

                Scott T. Farrar, Assistant Treasurer, Age: 34. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May
1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).


                Robert G. Zack, Assistant Secretary, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund, and from two other funds that are not Oppenheimer funds but for which the Sub-Advisor acts as investment advisor. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1999.

--------------------------------------------------------------------------------

------------------

                                                              Total Compensation
                                                            From all Oppenheimer
                   Aggregate           Retirement          Quest/Rochester
                   Compensation        Benefits Accrued    Funds
Trustee's Name     From Fund           as Part of Fund     (10 Funds)2
                                       Expenses

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Paul Y. Clinton    $6,987              $3,569              $140,1903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Thomas W. Courtney $6,094              $2,676              $140,1903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Robert G. Galli    $3,132              $0                  $176,2154

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Lacy B. Herrmann   $7,507              $4,089              $139,2903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


George Loft        $7,407              $3,989              $140,1903

--------------------------------------------------------------------------------

1. Aggregate compensation includes fees, deferred compensation, if any and retirement plan benefits accrued for a Director or Trustee.
2.    For the 1999 calendar year.
3. Total compensation for the 1999 calendar year includes compensation from two funds for which the Sub-Advisor acts as investment adviser.
4. Total compensation for the 1999 calendar year includes compensation received for serving as Trustee or Director of 24 other Oppenheimer funds.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of January 14, 2000, the only person who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was:

      Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246, which owned 62,494.576 Class C shares (representing approximately 5.14% of the Class C shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund's parent Trust. The Manager handles the Fund's day-to-day business, and the agreement permits the Manager to enter into sub-advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The portfolio managers of the Fund are employed by the Sub-Advisor and are the persons who are principally responsible for the day to day management of the Fund's portfolio, as described below.

      The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. Expenses for the Trust's three series are allocated to the series in proportion to their net assets, unless allocations of expenses can be made directly to a series. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.


--------------------------------------------------------------------------------


                           Management Fees Paid to    Administrative Fees Paid
                            OppenheimerFunds, Inc.    to the Manager Under the
Fiscal Year ended 10/31:  under Investment Advisory   Administrative Agreement1
                                    Agreement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1997           $1,959,159                   $58,334

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1998           $3,283,570                   $55,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1999           $2,901,782                   N/A

--------------------------------------------------------------------------------

1. During the fiscal years ended 1997 and 1998, the Fund paid the Manager a fee for accounting services, consisting of a base fee of $55,000 per year plus out-of-pocket expenses. The Manager voluntarily agreed to eliminate this fee commencing with the 1999 fiscal year.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Quest for Value" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Quest for Value" as part of its name.

The Sub-Advisor. The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor. From the Fund's inception on April 30, 1980, until November 22, 1995, the Sub-Advisor (which was then named Quest for Value Advisors) or the Sub-Advisor's parent served as the Fund's investment advisor. The Sub-Advisor acts as investment advisor to other investment companies and for individual investors.

On November 4, 1997, PIMCO Advisors L.P., a registered investment advisor with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Advisor. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. As a result, Oppenheimer Capital and the Sub-Advisor became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an New York Stock Exchange listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner. PIMCO Partners, G.P. beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) more than 80% of the units of limited partnership of PIMCO Advisors. PIMCO Partners, G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

The managing general partner of PIMCO Partners, G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management
Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO Partners G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO Partners, G.P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

      As described in the Prospectus, on October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings L.P. and Allianz AG announced that they had entered into an agreement in which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor. That transaction is currently expected to be completed by the end of the first quarter of 2000.

|X| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio manager of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that, in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

      The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

      The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made inaccordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Brokerage Practices Followed by the Manager. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

      The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

      When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Because the Sub-Advisor was an affiliate of Oppenheimer & Co., Inc., a broker-dealer ("OpCo"), until November 3, 1997, the table below includes information about brokerage commissions paid to OpCo for the Fund's portfolio transactions.


--------------------------------------------------------------------------------

               Total        Brokerage Commissions      Total $ Amount of
               Brokerage    Paid to OpCo:              Transactions for Which
Fiscal Year    Commissions                             Brokerage Commissions
Ended 10/31    Paid1                                   Were Paid to OpCo:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            Dollar       % of Total    Dollar       % of Total
                            Amount                     Amount

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     1997      $548,930       $177,714       32.4%     $75,367,689     21.9%

----------------------------
--------------------------------------------------------------------------------

     1998      $855,383

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     1999      $960,1692

--------------------------------------------------------------------------------

1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 10/31/99, the amount of transactions directed to brokers for research services was $17,383,870 and the amount of the commissions paid to broker-dealers for those services was $45,114.


Distribution and Service Plans


The Distributor. Under its General Distributor's Agreement with the Trust, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.


--------------------------------------------------------------------------------



            Aggregate      Class A     Commissions   Commissions   Commissions
Fiscal      Front-End     Front-End     on Class A    on Class B   on Class C
Year          Sales         Sales         Shares        Shares       Shares
Ended       Charges on     Charges     Advanced by   Advanced by   Advanced by
  10/31:     Class A     Retained by   Distributor1  Distributor1 Distributor1
              Shares     Distributor

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1997      $765,109     $219,548            $       $1,252,786    $104,539
                                     25,462

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1998                   $295,105                    $1,799,099    $133,944
           $1,143,435                 $123,967

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1999      $641,725     $152,193       $147,940      $779,449      $67,942

--------------------------------------------------------------------------------

The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its 1. own resources at the time of sale.

--------------------------------------------------------------------------------


             Class A Contingent    Class B Contingent     Class C Contingent
  Fiscal       Deferred Sales        Deferred Sales     Deferred Sales Charges
Year Ended   Charges Retained by   Charges Retained by  Retained by Distributor
   10/31         Distributor           Distributor

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1999            $2,502               $424,336                $15,289

--------------------------------------------------------------------------------


Distribution and Service Plans. The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan, and by shareholders of a majority of each class of shares of the Fund.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. The reports on the Class B plan and Class C plan shall also include the Distributor's distribution costs for that quarter and such costs for previous fiscal periods that have been carried forward. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Service Plans. Under the service plans, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares of a particular Class, A, B or C. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plans permit compensation to the Distributor at a rate of up to 0.25% of average annual net assets of the applicable class. The Board has set the rate at that level. While the plans permit the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of shares of the applicable class held in the accounts of the recipients or their customers.

      |X| Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans compensate the Distributor at a flat rate for its services and costs in distributing shares and servicing accounts, whether the Distributor's expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the service plan described above.

      The plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      Under the Class A plan, the Distributor pays a portion of the asset-based sales charge to brokers, dealers and financial institutions and retains the balance. As described in the Prospectus, a voluntary reduction with respect to the asset-based sales charge became effective on January 1, 2000, and commencing January 1, 2002 the Distributor will not retain any portion of the Class A asset-based sales charge. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge it receives on Class C shares as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

   The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class A, Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


 -------------------------------------------------------------------------------

  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/99

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class:     Total Payments   Amount Retained  Distributor's    Distributor's
            Under Plan       by Distributor   Aggregate        Unreimbursed
                                              Unreimbursed     Expenses as %
                                              Expenses Under   of Net Assets
                                              Plan             of Class

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class A    $851,468         $297,964         N/A                    N/A
 Plan

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class B    $949,036         $785,541         $2,257,229            2.72%
 Plan

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 Class C    $249,799         $116,378         $293,629              1.40%
 Plan

 -------------------------------------------------------------------------------


      All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enable an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      ? Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      ? The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      ? An investment in the Fund is not insured by the FDIC or any other government agency.
      ? The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      ? When an investor's shares are redeemed, they may be worth more or less than their original cost.
      ? Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


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            The Fund's Total Returns for the Periods Ended 10/31/99

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          Cumulative Total              Average Annual Total Returns
             Returns (10
Class of  years or Life of
Shares         Class)

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                                                   5-Year           10-Year
                                 1-Year              (or              (or
                                               life-of-class)    life-of-class)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A   150.29%1 165.56%1  -5.39%   0.38%    6.34%    7.61%   9.61%1  10.26%1

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Class B   43.98%2  43.98%2   -4.99%   -0.16%   6.74%    7.04%   6.09%2   6.09%2

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Class C   43.81%3  43.81%3   -1.13%   -0.16%   7.06%    7.06%   6.07%3   6.07%3

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1. Inception of Class A:      1/3/89
2. Inception of Class B:      9/1/93
3. Inception of Class C:      9/1/93

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on stated fund classifications. Lipper currently ranks the Fund's performance against all other small-cap value funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

|X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among domestic stock funds.

Morningstar star ratings reflect historical risk adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90 day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3 year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3, 5, and 10 year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


ABOUT YOUR ACCOUNT

How to Buy Shares


Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
|X| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,

|X| Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

|X| Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                          Oppenheimer Main Street California
Oppenheimer Bond Fund                     Municipal Fund
                                         Oppenheimer Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund       Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Value Fund       Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Quest Balanced Value Fund

                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Capital Income Fund           Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Insured Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer International Bond Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund Oppenheimer U.S. Government Trust Oppenheimer International Small Company Fund Oppenheimer World Bond Fund Oppenheimer Large Cap Growth Fund Limited-Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Rochester Fund Municipals

And the following money market funds:

  Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
  Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
  Centennial Government Trust               Oppenheimer Cash Reserves
  Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
      (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
      (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
      (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a class of shares and the dividends payable on a class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class A, Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class b shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the Fund's values of some of the portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      ? Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
      ? Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
      (1) at the last sale price available to the pricing service approved by the Board of Trustees, (2) at the last sale price obtained by the Manager from the report of the principal the security is traded at its last trading session on or immediately before the valuation date, or (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. ? Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      ? The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
      ? The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
      (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. ? Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

      ? Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

      ? Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distribution from Retirement Plans. Requests for distributions from OppenheimerFunds sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
      (2) state the owner's awareness of tax penalties if the distribution is premature; and
      (3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.

      The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic WithdrawalPlan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

   As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Only certain Oppenheimer Funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

   Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

|X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. When you exchange some or all of your shares from one fund to another, any special account features such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the higher asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of each class of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

      |X| Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1.800.346.4601) is the shareholder servicing agent for shareholders of the Fund who were former shareholders of the AMA Family of Funds and clients of AMA Investment Advisors, Inc. (which had been the investment advisor of AMA Family of Funds). It is also the servicing agent for Fund shareholders who are:
(i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts that participated or participate in a retirement plan for which Unified Investment Advisors, Inc. or an affiliate acts as custodian or trustee,
(iii) accounts that have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as independent accountants for certain other funds advised by the Manager and its affiliates. Commencing March 2000, KPMG LLP will serve as the Fund's independent accountants.

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Small Cap Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 19, 1999

STATEMENT OF INVESTSTMENTS  October 31, 1999

                                                                       Market Value
                                                             Shares      See Note 1
====================================================================================
 Common Stocks--90.6%
------------------------------------------------------------------------------------
 Basic Materials--6.1%
------------------------------------------------------------------------------------
 Chemicals--6.1%
 Cambrex Corp.                                               333,700     $10,094,425
------------------------------------------------------------------------------------
 M. A. Hanna Co.                                              84,000         897,750
------------------------------------------------------------------------------------
 McWhorter Technologies, Inc.(1)                             119,600       1,637,025
------------------------------------------------------------------------------------
 Spartech Corp.                                               99,200       2,839,600
                                                                          ----------
                                                                          15,468,800

------------------------------------------------------------------------------------
 Capital Goods--24.4%
------------------------------------------------------------------------------------
 Aerospace/Defense--2.3%
 Precision Castparts Corp.                                   196,600       5,799,700
------------------------------------------------------------------------------------
 Electrical Equipment--2.9%
 Baldor Electric Co.                                         244,800       4,758,300
------------------------------------------------------------------------------------
 Technitrol, Inc.                                             69,500       2,528,062
                                                                          ----------
                                                                           7,286,362

------------------------------------------------------------------------------------
 Industrial Services--11.7%
 GP Strategies Corp.(1)                                      136,200       1,600,350
------------------------------------------------------------------------------------
 MSC Industrial Direct Co., Inc., Cl. A(1)                 1,050,500      10,045,406
------------------------------------------------------------------------------------
 Staff Leasing, Inc.(1)                                      225,000       1,954,687
------------------------------------------------------------------------------------
 Tetra Tech, Inc.(1)                                         440,475       6,992,541
------------------------------------------------------------------------------------
 Tetra Technologies, Inc.(1)                                  90,800         754,775
------------------------------------------------------------------------------------
 Wallace Computer Services, Inc.                             380,400       8,416,350
                                                                         -----------
                                                                          29,764,109

------------------------------------------------------------------------------------
 Manufacturing--7.5%
 Albany International Corp., Cl. A(1)                        225,178       3,419,891
------------------------------------------------------------------------------------
 Flowserve Corp.                                             109,800       1,852,875
------------------------------------------------------------------------------------
 Interpool, Inc.                                             349,200       2,662,650
------------------------------------------------------------------------------------
 Lindsay Manufacturing Co.                                   128,000       2,600,000
------------------------------------------------------------------------------------
 Paxar Corp.(1)                                              466,500       4,344,281
------------------------------------------------------------------------------------
 SPS Technologies, Inc.(1)                                   141,300       4,380,300
                                                                          ----------
                                                                          19,259,997

------------------------------------------------------------------------------------
 Communication Services--4.4%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--4.4%
 General Semiconductor, Inc.(1)                              735,400       7,721,700
------------------------------------------------------------------------------------
 L-3 Communications Holdings, Inc.(1)                         80,500       3,396,094
                                                                          ----------
                                                                          11,117,794

                  12  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

                                                                       Market Value
                                                             Shares      See Note 1
------------------------------------------------------------------------------------
 Consumer Cyclicals--9.0%
------------------------------------------------------------------------------------
 Autos & Housing--4.2%
 Carlisle Cos., Inc.                                          73,300     $ 2,437,225
------------------------------------------------------------------------------------
 Harman International Industries, Inc.                       205,400       8,395,725
                                                                         -----------
                                                                          10,832,950

------------------------------------------------------------------------------------
 Retail: Specialty--4.8%
 G & K Services, Inc., Cl. A                                  96,100       3,609,756
------------------------------------------------------------------------------------
 Regis Corp. of Minnesota                                    166,600       3,092,512
------------------------------------------------------------------------------------
 Shopko Stores, Inc.(1)                                      221,900       5,561,369
                                                                         -----------
                                                                          12,263,637

------------------------------------------------------------------------------------
 Consumer Staples--6.2%
------------------------------------------------------------------------------------
 Food--5.4%
 Del Monte Foods Co.(1)                                      428,000       5,965,250
------------------------------------------------------------------------------------
 Earthgrains Co.                                             185,300       4,227,156
------------------------------------------------------------------------------------
 Performance Food Group Co.(1)                               137,100       3,718,837
                                                                         -----------
                                                                          13,911,243

------------------------------------------------------------------------------------
 Household Goods--0.8%
 Ruddick Corp.                                               113,400       1,934,887
------------------------------------------------------------------------------------
 Energy--4.9%
------------------------------------------------------------------------------------
 Energy Services--4.9%
 Cabot Oil & Gas Corp., Cl. A                                280,700       4,526,287
------------------------------------------------------------------------------------
 Eastern Enterprises                                          53,900       2,755,638
------------------------------------------------------------------------------------
 St. Mary Land & Exploration Co.                             204,000       5,202,000
                                                                         -----------
                                                                          12,483,925

------------------------------------------------------------------------------------
 Financial--12.6%
------------------------------------------------------------------------------------
 Insurance--12.6%
 Annuity & Life RE Holdings Ltd.                             265,800       6,246,300
------------------------------------------------------------------------------------
 E.W. Blanch Holdings, Inc.                                   55,600       3,600,100
------------------------------------------------------------------------------------
 Horace Mann Educators Corp.                                 268,500       7,568,344
------------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                                 297,700      10,847,444
------------------------------------------------------------------------------------
 Trenwick Group, Inc.                                        188,677       3,832,502
                                                                         -----------
                                                                          32,094,690

------------------------------------------------------------------------------------
 Healthcare--17.8%
------------------------------------------------------------------------------------
 Healthcare/Drugs--8.0%
 AmeriSource Health Corp., Cl. A(1)                          516,000       7,740,000
------------------------------------------------------------------------------------
 Dentsply International, Inc.                                415,600       9,636,725
------------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                  103,900       2,948,163
                                                                         -----------
                                                                          20,324,888

                  13  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

                                                                       Market Value
                                                             Shares      See Note 1
------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--9.8%
 American Medical Security Group, Inc.(1)                    503,200     $ 2,264,400
------------------------------------------------------------------------------------
 CorVel Corp.(1)                                             263,600       5,667,400
------------------------------------------------------------------------------------
 First Health Group Corp.(1)                                 360,400       8,379,300
------------------------------------------------------------------------------------
 Shared Medical Systems Corp.                                161,800       6,107,950
------------------------------------------------------------------------------------
 Vital Signs, Inc.                                           117,300       2,536,613
                                                                         -----------
                                                                          24,955,663

------------------------------------------------------------------------------------
 Technology--3.6%
------------------------------------------------------------------------------------
 Computer Software--2.1%
 Analysts International Corp.                                131,200       1,533,400
------------------------------------------------------------------------------------
 Policy Management Systems Corp.(1)                          180,200       3,457,588
------------------------------------------------------------------------------------
 Systems & Computer Technology Corp.(1)                       42,700         459,025
                                                                         -----------
                                                                           5,450,013

------------------------------------------------------------------------------------
 Electronics--1.5%
 BMC Industries, Inc.                                        655,200       3,808,350
------------------------------------------------------------------------------------
 Transportation--1.6%
------------------------------------------------------------------------------------
 Air Transportation--1.6%
 Air Express International Corp.                             153,700       4,092,263
------------------------------------------------------------------------------------
 Total Common Stocks (Cost $244,527,804)                                 230,849,271


                                                               Face
                                                              Amount
====================================================================================
 Short-Term Notes--8.3%(2)
------------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.16%, 11/1/99                  $ 9,549,000       9,549,000
------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.09%, 11/23/99         11,695,000      11,658,622
------------------------------------------------------------------------------------
 Total Short-Term Notes (Cost $21,207,622)                                21,207,622
------------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $265,735,426)               98.9%    252,056,893
------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                 1.1       2,909,833
                                                                        ------------
 Net Assets                                                    100.0%   $254,966,726
                                                                        ============








 Footnotes TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.
 2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

 See accompanying Notes to Financial Statements.

                  14  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

======================================================================================================
 Assets
 Investments, at value (cost $265,735,426)--see accompanying statement                   $ 252,056,893
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                            5,137,372
 Shares of beneficial interest sold                                                            826,646
 Interest and dividends                                                                         18,358
 Other                                                                                          42,058
                                                                                         -------------
 Total assets                                                                              258,081,327

======================================================================================================
 Liabilities
 Bank overdraft                                                                                 33,893
------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                       2,104,625
 Shares of beneficial interest redeemed                                                        667,673
 Shareholder reports                                                                           120,557
 Transfer and shareholder servicing agent fees                                                  70,867
 Distribution and service plan fees                                                             54,364
 Trustees' compensation                                                                         23,951
 Other                                                                                          38,671
                                                                                         -------------
 Total liabilities                                                                           3,114,601

======================================================================================================
 Net Assets                                                                               $254,966,726
                                                                                         =============
======================================================================================================
 Composition of Net Assets
------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                                                  $ 153,656
------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                276,619,440
------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                         (22,637)
------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                   (8,105,200)
------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                (13,678,533)
------------------------------------------------------------------------------------------------------
 Net assets                                                                               $254,966,726
                                                                                         =============
======================================================================================================
 Net Asset Value Per Share
------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $151,058,537 and 8,981,010 shares of beneficial interest outstanding)                          $16.82
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                    $17.85
------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,948,895
 and 5,095,059 shares of beneficial interest outstanding)                                       $16.28
------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,959,294
 and 1,289,503 shares of beneficial interest outstanding)                                       $16.25

 See accompanying Notes to Financial Statements.

                  15  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 1999

======================================================================================================
 Investment Income
 Dividends                                                                                 $ 2,446,994
------------------------------------------------------------------------------------------------------
 Interest                                                                                    1,486,229
                                                                                           -----------
 Total income                                                                                3,933,223

======================================================================================================
 Expenses
 Management fees                                                                             2,901,782
------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                       851,468
 Class B                                                                                       949,036
 Class C                                                                                       249,799
------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                 822,895
------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                           238,174
------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                         31,127
------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                    13,308
------------------------------------------------------------------------------------------------------
 Other                                                                                         224,081
                                                                                           -----------
 Total expenses                                                                              6,281,670
 Less expenses paid indirectly                                                                  (5,993)
                                                                                           -----------
 Net expenses                                                                                6,275,677

======================================================================================================
 Net Investment Loss                                                                        (2,342,454)

======================================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized loss on investments                                                           (7,872,596)
------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                       11,641,212
                                                                                           -----------
 Net realized and unrealized gain                                                            3,768,616

======================================================================================================
 Net Increase in Net Assets Resulting from Operations                                       $1,426,162
                                                                                           ===========


                  16  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,                                                              1999          1998
======================================================================================================
 Operations
------------------------------------------------------------------------------------------------------
 Net investment loss                                                       $ (2,342,454)  $ (2,004,739)
------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                    (7,872,596)     9,954,218
 -----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                        11,641,212    (64,930,588)
                                                                            --------------------------
 Net increase (decrease) in net assets resulting from operations              1,426,162    (56,981,109)

======================================================================================================
 Dividends and/or Distributions to Shareholders
 Distributions from net realized gain:
 Class A                                                                     (5,782,692)   (15,926,177)
 Class B                                                                     (3,157,168)    (7,220,162)
 Class C                                                                       (839,170)    (2,252,552)
------------------------------------------------------------------------------------------------------
 Distributions in excess of net realized gain:
 Class A                                                                       (137,547)            --
 Class B                                                                        (75,096)            --
 Class C                                                                        (19,960)            --

======================================================================================================
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                    (28,052,430)    51,212,817
 Class B                                                                    (11,675,938)    43,679,239
 Class C                                                                     (5,034,538)     9,563,688

======================================================================================================
 Net Assets
 Total increase (decrease)                                                  (53,348,377)    22,075,744
------------------------------------------------------------------------------------------------------
 Beginning of period                                                        308,315,103    286,239,359
                                                                          ----------------------------
 End of period (including overdistributed net investment
 income of $22,637 and $8,314, respectively)                               $254,966,726   $308,315,103
                                                                          ============================

 See accompanying Notes to Financial Statements.

                  17  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A   Year Ended October 31,                 1999        1998       1997         1996(1)      1995
======================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period          $17.29      $22.26     $19.03       $17.31       $16.33
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.10)       (.09)      (.07)         .03          .11(2)
 Net realized and unrealized gain (loss)          .18       (3.02)      5.66         2.79         1.29
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                            .08       (3.11)      5.59         2.82         1.40
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.11)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized ga      (.01)         --         --           --           --
                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.10)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.82      $17.29     $22.26       $19.03       $17.31
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)             0.38%     (15.05)%    32.72%       17.17%        8.82%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                              $151,059    $183,567   $181,973     $102,746     $116,307
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $170,205    $201,952   $131,503     $117,765     $119,440
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (0.60)%     (0.42)%    (0.32)%       0.11%        0.67%
 Expenses                                        1.96%       1.80(5)    1.78%(5)       1.90%(5)     1.80%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

 See accompanying Notes to Financial Statements.

                  18  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

 Class B     Year Ended October 31,              1999        1998       1997         1996(1)      1995
======================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period          $16.84      $21.83     $18.79       $17.11       $16.24
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.22)       (.12)      (.05)        (.06)        .022
 Net realized and unrealized gain (loss)          .21       (3.01)      5.45         2.76         1.27
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                           (.01)      (3.13)      5.40         2.70         1.29
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.03)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized
 gain                                            (.01)         --         --           --           --

                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.02)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.28      $16.84     $21.83       $18.79       $17.11
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)            (0.16)%    (15.47)%    32.05%       16.57%        8.17%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                $82,949     $98,041    $79,754      $30,766      $23,440
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $94,863     $97,818    $47,462      $26,478      $20,105
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (1.10)%     (0.92)%    (0.80)%      (0.37)%       0.09%
 Expenses                                        2.45%       2.31%(5)   2.27%(5)     2.38%(5)     2.37%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%



1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

 See accompanying Notes to Financial Statements.

                  19  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

 Class C         Year Ended October 31,          1999        1998       1997         1996(1)      1995
------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period          $16.81      $21.79     $18.76       $17.11       $16.23
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.25)       (.13)      (.08)        (.05)         .01(2)
 Net realized and unrealized gain (loss)          .24       (2.99)      5.47         2.75         1.29
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                           (.01)      (3.12)      5.39         2.70         1.30
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.06)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized
 gain                                            (.01)         --         --           --           --
                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.05)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.25      $16.81     $21.79       $18.76       $17.11
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)            (0.16)%    (15.45)%    32.05%       16.55%        8.24%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                               $20,959      $26,70    $24,512      $13,181       $9,068
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $24,964     $28,647    $17,401      $11,501       $6,114
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (1.10)%     (0.92)%    (0.81)%      (0.40)%       0.08%
 Expenses                                        2.45%       2.31%(5)   2.28%(5)     2.40%(5)     2.38%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

 See accompanying Notes to Financial Statements.

                  20  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                  21  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Continued


================================================================================
1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,549,000, expiring in 2007.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $14,323 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $22,637 as of October 31, 1999.
     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in additional paid-in capital of $2,328,131. Overdistributed net investment income was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                  22  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1999  Year Ended October 31, 1998
                                 Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                         4,182,148  $  73,860,752     5,051,210   $102,403,615
 Dividends and/or
 distributions reinvested       333,175      5,733,935       768,695     15,266,280
 Redeemed                    (6,148,237)  (107,647,117)   (3,380,773)   (66,457,078)
                             ------------------------------------------------------
 Net increase (decrease)     (1,632,914) $ (28,052,430)    2,439,132   $ 51,212,817
                             ======================================================
-----------------------------------------------------------------------------------
 Class B
 Sold                         1,802,096  $  30,900,063     3,034,078   $ 60,041,228
 Dividends and/or
 distributions reinvested       185,249      3,099,205       356,031      6,914,130
 Redeemed                    (2,714,320)   (45,675,206)   (1,222,121)   (23,276,119)
                             ------------------------------------------------------
 Net increase (decrease)       (726,975) $ (11,675,938)    2,167,988   $ 43,679,239
                             ======================================================
-----------------------------------------------------------------------------------
 Class C
 Sold                           778,674  $  13,281,277       941,618   $ 18,583,330
 Dividends and/or
 distributions reinvested        49,695        829,897       109,265      2,118,649
 Redeemed                    (1,127,488)   (19,145,712)     (587,036)   (11,138,291)
                             ------------------------------------------------------
 Net increase (decrease)       (299,119) $  (5,034,538)      463,847   $  9,563,688
                             ======================================================



================================================================================
3. Unrealized Gains and Losses on Securities

As of October 31, 1999, net unrealized depreciation on securities of $13,678,533 was composed of gross appreciation of $19,722,348, and gross depreciation of $33,400,881.


                   23 |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million and 0.85% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended October 31, 1999, was 1.00% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $1,020,438 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $792,280.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Year Ended                Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------
 October 31, 1999        $641,725        $152,193       $147,940       $779,449         $67,942

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                 Class A                  Class B                  Class C
                     Contingent Deferred      Contingent Deferred      Contingent Deferred
                           Sales Charges            Sales Charges            Sales Charges
 Year Ended      Retained by Distributor  Retained by Distributor  Retained by Distributor
-------------------------------------------------------------------------------------------
 October 31 , 1999                $2,502                 $424,336                  $15,289

      The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                   24 |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an auunual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $851,468, all of which was paid by the Distributor to recipients. That included $23,779 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



                  25  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                       Distributor's  Distributor's
                                                           Aggregate   Unreimbursed
                                                        Unreimbursed  Expenses as %
                    Total Payments     Amount Retained      Expenses  of Net Assets
                        Under Plan      by Distributor    Under Plan       of Class
------------------------------------------------------------------------------------
 Class B Plan             $949,036            $785,541    $2,257,229           2.72%
 Class C Plan              249,799             116,378       293,629           1.40


================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended October 31, 1999.

                                   Appendix A

------------------------------------------------------------------------------
                       MUNICIPAL BOND RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

            Short-Term Ratings - U.S. Tax-Exempt Municipals
------------------------------------------------------------------------------

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.


Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

            Short-Term Issue Credit Ratings
------------------------------------------------------------------------------

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

            High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (7) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
           Code,
(8) non-qualified deferred compensation plans, (9) employee benefit plans3 (10) Group Retirement Plans4 (11) 403(b)(7) custodial plan accounts (12) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
           Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
5. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
6. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
7. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
8. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.
 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."9 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(4)   buys shares costing $500,000 or more, or
(5)   has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(6) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(3) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(4) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(4)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
              Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill
              Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(5)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(6) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_| The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(10) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(11)  To return excess contributions.
(12)

         To return contributions made due to a mistake of fact. (13) Hardship withdrawals, as defined in the plan.10 (14) Under a Qualified Domestic Relations Order, as defined in the Internal
              Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(15)  To meet the minimum distribution requirements of the Internal Revenue
              Code.
(16)          To make "substantially equal periodic payments" as described in
              Section 72(t) of the Internal Revenue Code.
(17)  For loans to participants or beneficiaries.
(18)  Separation from service.11
         (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


            III.  Waivers of Class B and Class C Sales Charges of  Oppenheimer
Funds

   TheClass B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|-|

      Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(15) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(16)  To return excess contributions made to a participant's account.
(17)  To return contributions made due to a mistake of fact.
(18)  To make hardship withdrawals, as defined in the plan.12
(19)  To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(20)  To meet the minimum distribution requirements of the Internal Revenue
              Code.
(21)          To make "substantially equal periodic payments" as described in
              Section 72(t) of the Internal Revenue Code.
(22) For loans to participants or beneficiaries.13 (23) On account of the participant's separation from service.14 (24) Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(25) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(26) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(27) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(28) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      |_|Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
                      Funds Who Were Shareholders of Former
                              Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer   Quest   Small   Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                        Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                         Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X|         Reduced Class A Initial Sales Charge Rates for Certain
Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
                                 Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account       Connecticut   Mutual   Total   Return
                                            Account
  Connecticut Mutual Government Securities CMIA LifeSpan  Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (3) persons whose purchases of Class A shares of a Fund and other Former
           Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(4) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(7)   any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(8) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(9)   Directors of the Fund or any one or more of the Former Connecticut
              Mutual Funds and members of their immediate families;
(10)  employee benefit plans sponsored by Connecticut Mutual Financial
              Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(11) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(12) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(10)  by the estate of a deceased shareholder;
(11)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(12) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(13)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
(14) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(15) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(16)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(17) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(18) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


            VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

   Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
      Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


            VII.  Sales Charge Waivers on Purchases of Class M Shares of
                   Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Small Cap Value Fund

Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Sub-Advisor
      OpCap Advisors
      1345 Avenue of the Americas, 49th Floor
      New York, New York 10105-4800

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Accountants
      PricewaterhouseCoopers LLP
      950 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer Brown & Platt
      1675 Broadway
      New York, New York 10019-5820




PX251.0200

                        OPPENHEIMER QUEST FOR VALUE FUNDS

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 23.  Exhibits

(a) (i) Declaration of Trust dated 4/17/87: Previously filed with Registrant's Post-Effective Amendment No. 33, 6/23/95, and refiled with Registrant's Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (ii) Amendment No. 1 to Declaration of Trust dated 4/11/88: Previously filed on 4/14/88, and incorporated herein by reference.

      (iii) Amendment No. 2 to Declaration of Trust dated 4/18/88: Previously filed on 4/20/88, and incorporated herein by reference.

      (iv) Amendment to Declaration of Trust dated 10/19/88: Previously filed with Post-Effective Amendment No. 36, 2/9/96, and incorporated herein by reference.

      (v) Amendment to Declaration of Trust dated 9/12/95: Previously filed with Post-Effective Amendment No. 36, 2/9/95, and incorporated herein by reference.

      (vi) Amendment to Declaration of Trust dated 11/22/95: Previously filed with Post-Effective Amendment No. 36, 2/9/95, and incorporated herein by reference.

      (vii) Amendment to Declaration of Trust dated 10/16/96: Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

      (viii) Amendment to Declaration of Trust dated 4/30/98: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.


      (ix) Form of Amendment to Declaration of Trust: Previously filed with Registrant's Post-Effective Amendment No. 46, 2/28/00, and incorporated herein by reference.


(b) (i) By-Laws of the Fund: Previously filed with Registrant's Post-Effective Amendment No. 33, 6/23/95, and refiled with Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (ii) Amendment No. 1 to By-Laws dated 2/4/97: Previously filed with Registrant's Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (iii) Amendment No. 2 to By-Laws dated 7/22/98: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

(c)   (i)         Specimen Class A Share  Certificate  for  Oppenheimer  Quest
      Small Cap Value Fund ("Small Cap Value Fund"): Previously filed with Registrant's Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (ii)        Specimen  Class B Share  Certificate  for  Small  Cap  Value
      Fund: Previously filed with Registrant's Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (iii) Specimen  Class C Share  Certificate  for Small  Cap  Value  Fund:
      Previously filed with Registrant's Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (iv) Specimen Class A Share Certificate for Oppenheimer Quest Balanced Value Fund ("Balanced Value Fund"): Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

      (v)         Specimen  Class  B  Share  Certificate  for  Balanced  Value
      Fund: Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

      (vi)  Specimen  Class C  Share  Certificate  for  Balanced  Value  Fund:
      Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.


      (vii) Specimen  Class Y  Share  Certificate  for  Balanced  Value  Fund:
      Previously filed with Registrant's Post-Effective Amendment No. 46, 2/28/00, and incorporated herein by reference.


      (viii) Specimen Class A Share Certificate for Oppenheimer Quest Opportunity Value Fund ("Opportunity Value Fund"): Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

      (ix)  Specimen Class B Share  Certificate  for  Opportunity  Value Fund:
      Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

      (x)   Specimen Class C Share  Certificate  for  Opportunity  Value Fund:
      Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

      (xi)  Specimen Class Y Share  Certificate  for  Opportunity  Value Fund:
      Previously filed with Registrant's Post-Effective Amendment No. 37, 10/16/96, and incorporated herein by reference.

(d)   (i)   Investment  Advisory  Agreement  dated 5/27/97:  Previously  filed
      with  Registrant's   Post-Effective  Amendment  No.  41,  11/21/97,  and
      incorporated herein by reference.

      (ii)  Amendment  to  Investment   Advisory   Agreement  dated  10/22/97:
      Previously filed with Registrant's Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (iii) Subadvisory Agreement with respect to Small Cap Value Fund dated 11/5/97: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (iv) Subadvisory Agreement with respect to Balanced Value Fund dated 11/5/97: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (v) Subadvisory Agreement with respect to Opportunity Value Fund dated 11/5/97: Filed with Post-Effective Amendment No. 41, 11/21/97, and incorporated herein by reference.

      (vi) Amendment to Subadvisory Agreement with respect to Balanced Value Fund dated 7/1/98: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

 (e)  (i)   General Distributor's  Agreement dated 11/22/95:  Previously filed
      with  Registrant's   Post-Effective   Amendment  No.  36,  2/9/96,   and
      incorporated herein by reference.

      (ii)  Form of Dealer Agreement of  OppenheimerFunds  Distributor,  Inc.:
      Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

      (iii) Form  of  OppenheimerFunds  Distributor,  Inc.  Broker  Agreement:
      Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

      (iv)  Form  of  OppenheimerFunds  Distributor,  Inc.  Agency  Agreement:
      Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

      (v) Broker Agreement between OppenheimerFunds, Inc. and Newbridge Securities dated 10/1/86: Previously filed with Post-Effective
      Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund, (Reg. No 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(f)   (i)   Form   of   Deferred    Compensation    Plan   for   Disinterested
Trustees/Directors:   Previously   filed  with   Registrant's   Post-Effective
Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (ii) Form of Individual Retirement Account Trust Agreement: Previously filed as Exhibit 14 of Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

      (iii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/20/95, and incorporated herein by reference.

      (iv) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Previously filed with Post-Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

      (v) Form of Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment No. 42 to the Registration Statement of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

      (vi) Form of SAR-SEP Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment No. 36 to Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

      (vii) Form of Prototype 401(k) plan: Previously filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (33-47378), 9/28/95, and incorporated herein by reference.

      (viii)      Retirement  Plan for  Non-Interested  Trustees or Directors:
Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

(g) (i) Custody Agreement dated 10/19/89: Previously filed as Exhibit 8 to Post-Effective Amendment No. 6, and refiled with Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (ii) Foreign Custody Agreement between Citibank, N.A. and OppenheimerFunds, Inc. dated 9/14/98: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

(h)   Not applicable.

(i) Opinion and Consent of Counsel dated 7/12/91: Previously filed with Registrant's Post-Effective Amendment No. 33 to Registrant's Registration Statement, 6/23/95, and incorporated herein by reference.


(j)   Consent of Independent Accountants:  Filed herewith.


(k)   Not applicable.

(l)   Investment Letter from OppenheimerFunds,  Inc. to Registrant: Previously
filed  with  Registrant's   Post-Effective  Amendment  No.  33,  6/23/95,  and
incorporated herein by reference.

(m) (i) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class A shares of Balanced Value Fund:
Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference

      (ii) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class A shares of Opportunity Value Fund:
Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (iii) Amended and Restated Distribution and Service Plan Agreement dated 2/3/98 with respect to Class A shares of Small Cap Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (iv) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares of Balanced Value Fund:
Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (v) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares of Opportunity Value Fund:
Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (vi) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares of Small Cap Value Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (vii) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class C shares of Balanced Value Fund:
Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (viii) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class C shares of Opportunity Value
Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (ix) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class C shares of Small Cap Value
Fund: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

 (n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/24/99: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-82579), 8/27/99, and incorporated herein by reference.

--    Powers of Attorney (including  Certified Board resolutions):  Previously filed with Registrant's Post-Effective Amendment No. 35, 11/24/95, and incorporated herein by reference.

--    Power of Attorney  (including  Certified Board resolution) for Robert G.
Galli: Previously filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

--    Power of Attorney  (including  Certified Board  resolution) for Brian W.
Wixted: Previously filed with Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Quest Capital Value Fund, Inc. (Registration No. 333-16881), 2/22/00, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification

      Reference is made to the provisions of Article Seven of Registrant's Articles of Amendment and Restatement filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(a)(i) The directors and executive officers of OpCap Advisors, their positions and their other business affiliations and business experience for the past two years are listed in Item 26(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position           Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years

Charles E. Albers,
Senior Vice President                                 An    officer     and/or
                                    portfolio  manager of certain  Oppenheimer
                                    funds  (since  April  1998);  a  Chartered
                                    Financial   Analyst;   formerly,   a  Vice
                                    President   and   portfolio   manager  for
                                    Guardian    Investor     Services,     the
                                    investment  management  subsidiary  of The
                                    Guardian  Life  Insurance  Company  (since
                                    1972).

Edward Amberger,
Assistant Vice President            Formerly    Assistant   Vice    President,
                                    Securities   Analyst  for  Morgan  Stanley
                                    Dean Witter (May 1997 - April  1998);  and
                                    Research  Analyst  (July 1996 - May 1997),
                                    Portfolio  Manager  (February  1992 - July
                                    1996) and Department Manager (June 1988 to February 1992) for The Bank of New
                                    York.

Peter M. Antos,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer  funds;  a  Chartered
                                    Financial  Analyst;  Senior Vice President
                                    of    HarbourView     Asset     Management
                                    Corporation;  prior to  March  1996 he was
                                    the senior  equity  portfolio  manager for
                                    the  Panorama   Series  Fund,   Inc.  (the
                                    "Company")  and  other  mutual  funds  and
                                    pension  funds  managed  by G.R.  Phelps &
                                    Co. Inc.  ("G.R.  Phelps"),  the Company's
                                    former  investment  adviser,  which  was a
                                    subsidiary  of  Connecticut   Mutual  Life
                                    Insurance    Company;    he    was    also
                                    responsible for managing the common stock department and common stock investments of Connecticut Mutual Life Insurance Co.

Victor Babin,
Senior Vice President               None.

Bruce Bartlett,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds. Formerly, a Vice President and Senior Portfolio Manager at First of America Investment Corp.

George Batejan,
Executive Vice President,
Chief Information Officer Formerly Senior Vice President, Group Executive, and Senior Systems Officer for American International Group (October 1994 - May 1998).

Richard Bayha,
Senior Vice President               None.

John R. Blomfield,
Vice                                President Formerly Senior Product Manager
                                    (November 1995 - August 1997) of
                                    International Home Foods and American Home
                                    Products (March 1994 - October 1996).
Connie Bechtolt,
Assistant Vice President            None.

Kathleen Beichert,
Vice President                      None.

Rajeev Bhaman,
Vice President Formerly, Vice President (January 1992 - February, 1996) of Asian Equities for Barclays de Zoete Wedd, Inc.

Robert J. Bishop,
Vice President                      Vice  President of Mutual Fund  Accounting
                                    (since  May  1996);  an  officer  of other
                                    Oppenheimer funds;  formerly, an Assistant
                                    Vice   President   of    OppenheimerFunds,
                                    Inc./Mutual Fund Accounting  (April 1994 -
                                    May  1996),  and  a  Fund  Controller  for
                                    OppenheimerFunds, Inc.

Mark Binning                        None.

Chad Boll,
Assistant Vice President            None

Scott Brooks,
Vice President                      None.

Kevin Brosmith,
Vice President                      None.

Jeffrey Burns                       Stradley, Ronen Stevens and Young, LLP
                                    (February 1998-September 1999)
                                    Morgan Lewis and Bockius, LLP (April
                                    1995- February 1998)
Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       Formerly,   Assistant  Vice  President  of
                                    Rochester Fund Services, Inc.

Christopher Capot,
Assistant Vice President            Assistant   Vice   President   of   Public
                                    Relations     at     Webster     Financial
                                    Corporation (December 1995 - December 1998).

Michael Carbuto,
Vice President                      An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of     Centennial     Asset     Management
                                    Corporation.

John Cardillo,
Assistant Vice President            None.

Mark Curry,
Assistant Vice President            None.

H.C. Digby Clements,
Vice President:
Rochester Division                  None.

O. Leonard Darling,
Executive Vice President
and Chief Investment
Officer Chief Investment Officer (since 6/99); Chief Executive Officer and Senior Manager of HarbourView Asset Management Corporation; Trustee (1993 - present) of Awhtolia College
                                    - Greece; formerly Chief Executive Officer
                                    (1993-June 1999).

William DeJianne,                   None.
Assistant Vice President

Robert A. Densen,
Senior Vice President               None.

Sheri Devereux,
Vice President                      None.

Craig P. Dinsell
Executive Vice President            Formerly,  Senior Vice  President of Human
                                    Resources for Fidelity  Investments-Retail
                                    Division  (January  1995 - January  1996),
                                    Fidelity   Investments  FMR  Co.  (January
                                    1996   -   June    1997)   and    Fidelity
                                    Investments  FTPG  (June  1997  -  January
                                    1998).

John Doney,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director        Executive Vice President  (since September
                                    1993),   and  a  director  (since  January
                                    1992) of the  Distributor;  Executive Vice
                                    President,  General Counsel and a director
                                    of    HarbourView     Asset     Management
                                    Corporation  Shareholder  Services,  Inc.,
                                    Shareholder  Financial Services,  Inc. and
                                    Oppenheimer   Partnership  Holdings,  Inc.
                                    since  (September  1995);  President and a
                                    director of  Centennial  Asset  Management
                                    Corporation    (since   September   1995);
                                    President  and a director  of  Oppenheimer
                                    Real Asset  Management,  Inc  (since  July
                                    1996);  General  Counsel  (since May 1996)
                                    and   Secretary   (since  April  1997)  of
                                    Oppenheimer    Acquisition   Corp.;   Vice
                                    President       and       Director      of
                                    OppenheimerFunds  International,  Ltd. and
                                    Oppenheimer  Millennium  Funds plc  (since
                                    October   1997);   an   officer  of  other
                                    Oppenheimer funds.

Bruce Dunbar,                       None.
Vice President

Daniel Engstrom,
Assistant Vice President            None.

George Evans,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President            None.

George Fahey,
Vice President                      None.

Scott Farrar,
Vice President                      Assistant    Treasurer   of    Oppenheimer
                                    Millennium   Funds  plc   (since   October
                                    1997);  an  officer  of other  Oppenheimer
                                    funds;    formerly   an   Assistant   Vice
                                    President       of       OppenheimerFunds,
                                    Inc./Mutual Fund Accounting  (April 1994 -
                                    May  1996),  and  a  Fund  Controller  for
                                    OppenheimerFunds, Inc.
Leslie A. Falconio,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds (since
                                    6/99).

Katherine P. Feld,
Vice President and Secretary        Vice   President   and  Secretary  of  the
                                    Distributor;   Secretary  of   HarbourView
                                    Asset    Management    Corporation,    and
                                    Centennial Asset  Management  Corporation;
                                    Secretary,  Vice President and Director of
                                    Centennial   Capital   Corporation;   Vice
                                    President  and  Secretary  of  Oppenheimer
                                    Real Asset Management, Inc.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                  An  officer,   Director  and/or  portfolio
                                    manager  of  certain   Oppenheimer  funds;
                                    Presently  he holds  the  following  other
                                    positions:  Director  (since  1995) of ICI
                                    Mutual Insurance Company;  Governor (since
                                    1994)  of  St.  John's  College;  Director
                                    (since  1994 - present)  of  International
                                    Museum of  Photography  at George  Eastman
                                    House.  Formerly,  he held  the  following
                                    positions:   formerly,   Chairman  of  the
                                    Board  and  Director  of  Rochester   Fund
                                    Distributors,  Inc. ("RFD"); President and
                                    Director of Fielding  Management  Company,
                                    Inc.  ("FMC");  President  and Director of
                                    Rochester    Capital    Advisors,     Inc.
                                    ("RCAI");  Managing  Partner of  Rochester
                                    Capital  Advisors,   L.P.,  President  and
                                    Director of Rochester Fund Services,  Inc.
                                    ("RFS");   President   and   Director   of
                                    Rochester   Tax   Managed   Fund,    Inc.;
                                    Director (1993 - 1997) of VehiCare  Corp.;
                                    Director (1993 - 1996) of VoiceMode.

David Foxhoven,
Assistant Vice President            Formerly   Manager,   Banking   Operations
                                    Department (July 1996 - November 1998).

Jennifer Foxson,
Vice President                      None.

Dan Gangemi,
Vice President                      None.

Erin Gardiner,
Assistant Vice President            None.

Daniel Garrity,
Vice President                      None.

Charles Gilbert,
Assistant Vice President            None.

Alan Gilston,
Vice President                      Formerly,  Vice  President  (1987  - 1997)
                                    for    Schroder     Capital     Management
                                    International.

Jill Glazerman,
Vice President                      None.

Robyn Goldstein-Liebler
Assistant Vice President            None.

Mikhail Goldverg
Assistant Vice President            None.

Jeremy Griffiths,
Executive Vice President,
Chief Financial Officer and         Chief  Financial   Officer  and  Treasurer
                                    (since March
Director                            1998) of Oppenheimer  Acquisition Corp.; a
                                    Member and Fellow of the Institute of
                                    Chartered Accountants; formerly, an
                                    accountant for Arthur Young (London, U.K.).

Robert Grill,
Senior Vice President Formerly, Marketing Vice President for Bankers Trust Company (1993 -
                                    1996); Steering Committee Member,
                                    Subcommittee Chairman for American Savings
                                    Education Council (1995 - 1996).

Robert Haley
Assistant                           Vice President Formerly, Vice President of
                                    Information Services for Bankers Trust
                                    Company (January 1991 - November 1997).

Thomas B. Hayes,
Vice President                      None.

Barbara Hennigar,
Chairman of OppenheimerFunds        Formerly Executive Vice President and
Services, a Division of OFI         Chief Executive Officer of
                                    OppenheimerFunds Services,
                                    a division of the Manager
 .
Dorothy Hirshman,                   None.
Assistant Vice President

Merryl Hoffman,
Vice President and                  None.
Senior Counsel
Merrell Hora,
Assistant Vice President            Research  Fellow  for  the  University  of
Minnesota
                                    (July 1997- July 1998).

Scott T. Huebl,
Vice President                      None.

James Hyland,
Assistant                           Vice President Formerly Manager of Customer
                                    Research for Prudential Investments
                                    (February 1998 - July 1999).

Kathleen T. Ives,
Vice President                      None.

William Jaume,
Vice President                      None.

Frank Jennings,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Andrew Jordan,
Assistant Vice President            None.

Deborah Kaback
Vice President                      Senior Vice President and Deputy General
                                    Counsel of Oppenheimer Capital (April
                                    1989-November 1999).

Lewis Kamman
Vice President
                                    Senior Consultant for  Bell Atlantic
                                    Network Integration, Inc. (June
                                    1997-December 1998) and
                                    Vice President for JP Morgan, Inc.
                                    (August 1994-June 1997).

Thomas W. Keffer,
Senior Vice President               None.

Erica Klein,
Assistant Vice President            None.

Walter Konops,
Assistant Vice President            None.

Avram Kornberg,
Vice President                      None.

Jimmy Kourkoulakos,
Assistant Vice President.           None.
John Kowalik,
Senior                              Vice President An officer and/or portfolio
                                    manager for certain OppenheimerFunds;
                                    formerly, Managing Director and Senior
                                    Portfolio Manager at Prudential Global
                                    Advisors (1989 - 1998).
Joseph Krist,
Assistant Vice President            None.

Michael Levine,
Vice President                      None.

Shanquan Li,
Vice President                      None.

Stephen F. Libera,
Vice President                      An officer  and/or  portfolio  manager for
                                    certain  Oppenheimer  funds;  a  Chartered
                                    Financial  Analyst;  a Vice  President  of
                                    HarbourView Asset Management  Corporation;
                                    prior  to  March  1996,  the  senior  bond
                                    portfolio   manager  for  Panorama  Series
                                    Fund Inc.,  other mutual funds and pension
                                    accounts  managed  by  G.R.  Phelps;  also
                                    responsible   for   managing   the  public
                                    fixed-income   securities   department  at
                                    Connecticut Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                      None.

David Mabry,
Vice President                      None.

Steve Macchia,
Vice President                      None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                        Chief Executive  Officer (since  September
                                    1995);  President and director (since June
                                    1991)  of  HarbourView   Asset  Management
                                    Corporation;    and    a    director    of
                                    Shareholder  Services,  Inc. (since August
                                    1994),    and    Shareholder     Financial
                                    Services,     Inc.    (September    1995);
                                    President  (since  September  1995)  and a
                                    director    (since    October   1990)   of
                                    Oppenheimer  Acquisition Corp.;  President
                                    (since  September  1995)  and  a  director
                                    (since   November   1989)  of  Oppenheimer
                                    Partnership  Holdings,   Inc.,  a  holding
                                    company  subsidiary  of  OppenheimerFunds,
                                    Inc.;  a  director  of  Oppenheimer   Real
                                    Asset Management,  Inc. (since July 1996);
                                    President  and a director  (since  October
                                    1997)  of  OppenheimerFunds  International
                                    Ltd., an offshore fund manager  subsidiary
                                    of OppenheimerFunds,  Inc. and Oppenheimer
                                    Millennium   Funds  plc   (since   October
                                    1997);  President  and a director of other
                                    Oppenheimer    funds;    a   director   of
                                    Hillsdown   Holdings  plc  (a  U.K.   food
                                    company);   formerly,  an  Executive  Vice
                                    President of OFI.

Philip T. Masterson,
Vice                                President Formerly an Associate at Davis,
                                    Graham, & Stubbs (January 1998 - July 1998);
                                    Associate; Myer, Swanson, Adams & Wolf, P.C.
                                    (May 1996 - June 1998).
Loretta McCarthy,
Executive Vice President            None.

Beth Michnowski,
Assistant                           Vice President Formerly Senior Marketing
                                    Manager (May 1996 - June 1997) and Director of Product Marketing (August 1992 - May
                                    1996) with Fidelity Investments.

Lisa Migan,
Assistant Vice President            None.

Andrew J. Mika
Senior Vice President Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Denis R. Molleur,
Vice President and
Senior Counsel                      None.

Nikolaos Monoyios,
Vice President                      A Vice President and/or portfolio  manager
                                    of certain  Oppenheimer funds (since April
                                    1998);  a  Certified   Financial  Analyst;
                                    formerly, a Vice President and portfolio manager for Guardian Investor Services, the management subsidiary of The Guardian
                                    Life Insurance Company (since 1979).

Linda Moore,
Vice President                      Formerly,  Marketing  Manager  (July  1995
                                    -November   1996)  for  Chase   Investment
                                    Services Corp.

Kenneth Nadler,
Vice President                      None.
David Negri,
Senior                              Vice President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President            None.

Robert A. Nowaczyk,
Vice President                      None.

Ray Olson,
Assistant Vice President            None.

Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                  None.

Gina M. Palmieri,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99).

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Frank Pavlak,
Vice President                      Branch   Chief   of   Investment   Company
                                    Examinations   at  U.S.   Securities   and
                                    Exchange   Commission   (January   1981  -
                                    December 1998).

James Phillips
Assistant Vice President            None.

David Pellegrino                    Vice President.

Stephen Puckett,
Vice President                      None.

Jane Putnam,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Michael Quinn,
Assistant                           Vice President Formerly, Assistant Vice
                                    President (April 1995 - January 1998) of Van
                                    Kampen American Capital.

Julie Radtke,
Vice President                      Formerly   Assistant  Vice  President  and
                                    Business  Analyst  for  Pershing,   Jersey
                                    City (August 1997 -November 1997);  Senior
                                    Business       Consultant,        American
                                    International  Group  (January 1996 - July
                                    1997).

Russell Read,
Senior Vice President               Vice President of  Oppenheimer  Real Asset
                                    Management, Inc. (since March 1995).

Thomas Reedy,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for the Manager.

John Reinhardt,
Vice President: Rochester Division  None

Jeffrey Rosen,
Vice President                      None.

Michael S. Rosen,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Marci Rossell,
Vice President and
                                    Corporate Economist     Economist     with
                                    Federal  Reserve  Bank  of  Dallas  (April
                                    1996 - March 1999).

Richard H. Rubinstein,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Lawrence Rudnick,
Assistant Vice President            None.

James Ruff,
Executive Vice President & Director None.

Andrew Ruotolo
Executive Vice President of
Oppenheimer Funds Services, a
division of OFI                     Formerly  Chief  Operations   Officer  for
American
                                    International Group (1997-August 1999).

Rohit Sah,
Assistant Vice President            None.

Valerie Sanders,
Vice President                      None.

Jeff Schneider,
Vice President                      Director,        Personal        Decisions
International.

Ellen Schoenfeld,
Assistant Vice President            None.

David Schultz,
Senior Vice President
and Chief Executive Officer Senior Managing Director, President (since April 1999) and Chief Executive Officer of HarbourView Asset Management Corporation (since June 1999).

Stephanie Seminara,
Vice President                      None.

Martha Shapiro,
Assistant Vice President            None.

Christian D. Smith
Senior Vice President Formerly Co-head of the Municipal Portfolio Management Team, Portfolio Manager for Prudential Global Asset Management (January 1990 - September
                                    1999).

Connie Song,
Assistant Vice President            None.

Richard Soper,
Vice President                      None.

Keith Spencer                       Equity trader.
Vice President

Cathleen Stahl,
Vice President                      Assistant  Vice  President  &  Manager  of
                                    Women & Investing Program
Richard A. Stein,
Vice President: Rochester Division  Assistant Vice  President  (since 1995) of
                                    Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Jayne Stevlingson,
Vice President                      None.

Marlo Stil,
Vice President                      Investment     Specialist    and    Career
Agent/Registered
                                    Representative  for MML Investor services,
Inc.

John Stoma,
Senior Vice President               None.

Michael C. Strathearn,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial Analyst; a Vice President of HarbourView Asset Management Corporation.

Kevin Surrett,
Assistant Vice President            Assistant   Vice   President   of  Product
Development
                                    At  Evergreen  Investor   Services,   Inc.
(June 1995 -
                                    May 1999).

Wayne Strauss,
Assistant Vice President: Rochester
Division Formerly Senior Editor, West Publishing Company (January 1997 - March 1997).

James C. Swain,
Vice Chairman of the Board          Chairman,  CEO and  Trustee,  Director  or
                                    Managing   Partner  of  the   Denver-based
                                    Oppenheimer  Funds;  formerly,   President
                                    and   Director   of    Centennial    Asset
                                    Management Corporation and Chairman of the Board of Shareholder Services, Inc.

Susan Switzer,
Assistant Vice President            None.

Anthony A. Tanner,
Vice President:  Rochester Division None.

Jay Tracey,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

James Turner,
Assistant Vice President            None.

Angela Uttaro,
Assistant Vice President            None.

Mark Vandehey,
Vice President                      None.

Maureen VanNorstrand,
Assistant Vice President            None.

Annette Von Brandis,
Assistant Vice President            None.
Phillip Vottiero,
Vice President                      Chief  Financial  officer  for the Sovlink
Group
                                    (April 1996 - June 1999).
Teresa Ward,
Vice President                      None.

Jerry Webman,
Senior Vice President               Director  of  New  York-based   tax-exempt
                                    fixed income Oppenheimer funds.

Christine Wells,
Vice President                      None.

Joseph Welsh,
Assistant Vice President            None.

Kenneth B. White,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds; a
                                    Chartered Financial Analyst; Vice President
                                    of HarbourView Asset Management Corporation.
William L. Wilby,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of    HarbourView     Asset     Management
                                    Corporation.

Donna Winn,                         Senior     Vice     President/Distribution
                                   Marketing.
Senior Vice President

Brian W. Wixted,                          Formerly    Principal    and   Chief
Operating Officer,
Senior Vice President and                 Bankers  Trust Company - Mutual Fund
Services
      Treasurer                                             Division    (March
                                    1995 - March  1999);  Vice  President  and
                                    Chief   Financial   Officer  of  CS  First
                                    Boston    Investment    Management   Corp.
                                    (September  1991 - March  1995);  and Vice
                                    President and Accounting Manager,  Merrill
                                    Lynch Asset  Management  (November  1987 -
                                    September 1991).

Carol Wolf,
Vice President                                              An officer  and/or
                                    portfolio  manager of certain  Oppenheimer
                                    funds;  Vice President of Centennial Asset
                                    Management  Corporation;  Vice  President,
                                    Finance and Accounting;  Point of Contact:
                                    Finance Supporters of Children;  Member of
                                    the   Oncology   Advisory   Board  of  the
                                    Childrens Hospital.

Caleb Wong,
Vice President                      An  officer  and/or  portfolio  manager of
                                    certain Oppenheimer funds (since 6/99) .

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel                     Assistant    Secretary   of    Shareholder
                                    Services,    Inc.    (since   May   1985),
                                    Shareholder   Financial   Services,   Inc.
                                    (since  November  1989),  OppenheimerFunds
                                    International     Ltd.    (since    1998),
                                    Oppenheimer  Millennium  Funds plc  (since
                                    October   1997);   an   officer  of  other
                                    Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                  None.

Mark Zavanelli,
Assistant Vice President            None.

Arthur J. Zimmer,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of     Centennial     Asset     Management
                                    Corporation.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest /Rochester Funds, as set forth below:

New York-based Oppenheimer Funds


Oppenheimer California Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Preservation Fund Oppenheimer Developing Markets Fund Oppenheimer Discovery Fund Oppenheimer Emerging Technologies Fund Oppenheimer Enterprise Fund Oppenheimer Europe Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Large Cap Growth Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Multi-Sector Income Trust Oppenheimer Multi-State Municipal Trust Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New York Municipal Fund Oppenheimer Series Fund, Inc. Oppenheimer Trinity Core Fund Oppenheimer Trinity Growth Fund Oppenheimer Trinity Value Fund Oppenheimer U.S. Government Trust Oppenheimer World Bond Fund


Quest/Rochester Funds

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds

Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Champion Income Fund Oppenheimer Capital Income Fund Oppenheimer High Yield Fund Oppenheimer Integrity Funds Oppenheimer International Bond Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Main Street Funds, Inc. Oppenheimer Municipal Fund Oppenheimer Real Asset Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Strategic Income Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Variable Account Funds Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset
Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

Name & Current Position             Other Business and Connections
with OpCap Advisors                 During the Past Two Years

Mark Degenhart,
Vice President and Portfolio Manager

Linda S. Ferrante,
Portfolio Manager                   Managing Director of Oppenheimer Capital.

John Giusio,
Vice President and Portfolio Manager      Vice    President   of   Oppenheimer
Capital.

Richard J. Glasebrook, II,
Vice President and Portfolio Manager      Managing   Director  of  Oppenheimer
Capital.

Colin Glinsman,
Vice President and Portfolio Manager      Managing   Director  of  Oppenheimer
Capital.

Louis Goldstein,
Vice President and Portfolio Manager      Senior     Vice     President     of
Oppenheimer Capital.

Matthew Greenwald,
Portfolio Manager                   Senior  Vice   President  of   Oppenheimer
Capital.

Alan Gutmann,
Vice President and Portfolio Manager      Senior     Vice     President     of
Oppenheimer Capital.

Benjamin Gutstein,
Vice President and Portfolio Manager      Assistant    Vice    President    of
Oppenheimer Capital.

Vikki Y. Hanges,
Vice President and Portfolio Manager      Senior     Vice     President     of
Oppenheimer Capital.

Francis A. LeCates, Jr.,
Director of Research                Managing Director of Oppenheimer Capital.

Elisa A. Mazen,
Vice President and Portfolio Manager      Senior     Vice     President     of
                                    Oppenheimer     Capital      International
                                    Division.
Timothy McCormack,
Vice President and Portfolio Manager      Senior     Vice     President     of
                                    Oppenheimer  Capital;  formerly  Assistant
                                    Vice President of Oppenheimer Capital.

Susan Murphy,
President                           of an affiliate President of OCC Cash
                                    Management Services Division and Oppenheimer
                                    Capital Trust Company; Managing Director of
                                    Oppenheimer Capital.

Eric Retzlaff,
Senior Vice President               Senior  Vice   President  of   Oppenheimer
Capital.

Anthony Orlando,
Treasurer and Chief Financial
Officer

Frank Poli,
Secretary                           Chief  Legal  Officer  of PIMCO  Advisors,
                                    L.P.; Secretary of Oppenheimer Capital

Kenneth M. Poovey,
Chief Executive Officer             Chief  Executive  Officer  of  Oppenheimer
                                    Capital;  Chief Operating Officer of PIMCO
                                    Advisors, L.P.

Elliot Weiss,
Vice President                      Vice President of Oppenheimer Capital.

The address of OpCap Advisors is 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

For information as to the business, profession, vocation or employment of a substantial nature of the officers of OpCap Advisors and Oppenheimer Capital, reference is made to their respective Forms ADV filed under the Investment Advisers Act of 1940, which are incorporated herein by reference.

Item 27.  Principal Underwriter

(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal             Positions & Offices         Positions & Offices
Business Address             with Underwriter            with Registrant

Jason Bach                   Vice President              None
31 Racquel Drive
Marietta, GA 30064

Peter Beebe                  Vice President              None
876 Foxdale Avenue
Winnetka, IL  60093

Douglas S. Blankenship       Vice President              None
17011 Woodbank
Spring, TX  77379

Peter W. Brennan             Vice President              None
8826 Amberton Lane
Charlotte, NC 28226

Susan Burton(2)              Vice President              None

Erin Cawley(2)               Assistant Vice President    None

Robert Coli                  Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin             Vice President              None
1730 N. Clark Street
#3203
Chicago, IL 60614

Mary Crooks(1)

Daniel Deckman               Vice President              None
12252 Rockledge Circle
Boca Raton, FL 33428

Christopher DeSimone         Vice President              None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Joseph DiMauro               Vice President              None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Rhonda Dixon-Gunner(1)       Assistant Vice President    None

Andrew John Donohue(2)       Executive Vice              Secretary of the
                             President, Director         Oppenheimer funds.
                               and General Counsel

John Donovan                 Vice President              None
868 Washington Road
Woodbury, CT  06798

Kenneth Dorris               Vice President              None
4104 Harlanwood Drive
Fort Worth, TX 76109

Wendy H. Ehrlich             Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President              None
35 Crown Terrace
Yardley, PA  19067

George Fahey                 Vice President              None
141 Breon Lane
Elkton, MD 21921

Eric Fallon                  Vice President              None
10 Worth Circle
Newton, MA  02158

Katherine P. Feld(2)         Vice President              None
& Secretary                  & Senior Counsel

Mark Ferro                   Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)        Vice President              None

John ("J") Fortuna(2)        Vice President              None

Ronald R. Foster             Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki-Wells       Vice President              None
4734 Highland Place Center
Lakeland, FL 33813

Luiggino Galleto             Vice President              None
10302 Reisling Court
Charlotte, NC 28277

Michelle Gans                Vice President              None
8327 Kimball Drive
Eden Prairie, MN 55347

L. Daniel Garrity            Vice President              None
27 Covington Road
Avondale, GA 30002

Lucio Giliberti              Vice President              None
78 Metro Vista Drive
Hawthorne, NJ 07506

Ralph Grant(2)               Vice President/National     None
                             Sales Manager


Michael Guman                Vice President              None
3913 Pleasent Avenue
Allentown, PA 18103

Linda Harding                Vice President/FID          None
6229 Love Drive
#413
Irving, TX 75039

Webb Heidinger               Vice President              None
138 Gates Street
Portsmouth, NH 03801

Phillip Hemery               Vice President              None
184 Park Avenue
Rochester, NY 14607

Tammy Hospodar               Vice President              None
30864 Paloma Court
Westlake Village, CA 91362

Edward Hrybenko (2)          Vice President              None

Richard L. Hymes (2)         Vice President              None

Byron Ingram(1)              Assistant Vice President    None

Kathleen T. Ives(1)          Vice President              None

Lynn Jensen                  Vice President              None
5120 Patterson Street
Long Beach, CA 90815

Eric K. Johnson              Vice President              None
3665 Clay Street
San Francisco, CA 94118

Mark D. Johnson              Vice President              None
409 Sundowner Ridge Court
Wildwood, MO  63011

Elyse Jurman                 Vice President              None
1194 Hillsboro Mile, #51
Hillsboro Beach, FL  33062

Michael Keogh(2)             Vice President              None

Brian Kelly                  Vice President              None
60 Larkspur Road
Fairfield, CT  06430

Richard Klein                Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Brent Krantz                 Vice President              None
2609 SW 149th Place
Seattle, WA 98166

Oren Lane                    Vice President              None
5286 Timber Bend Drive
Brighton, MI  48116

Todd Lawson                  Vice President              None
10687 East Ida Avenue
Englewood, CO 80111

Dawn Lind                    Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                 Vice President              None
30 Wesley Hill Lane
Warwick, NY 10990

Steve Manns                  Vice President              None
1941 W. Wolfram Street
Chicago, IL  60657

Todd Marion                  Vice President              None
3 St. Marks Place
Cold Spring Harbor, NY 11724

LuAnn Mascia(2)              Assistant Vice President    None

Marie Masters                Vice President              None
8384 Glen Eagle Drive
Manlius, NY  13104

Theresa-Marie Maynier        Vice President              None
2421 Charlotte Drive
Charlotte, NC  28203

Anthony Mazzariello          Vice President              None
704 Beaver Road
Leetsdale, PA 15056

John McDonough               Vice President              None
3812 Leland Street
Chevy Chase, MD  20815

Kent McGowan                 Vice President              None
18424 12th Avenue West
Lynnwood, WA 98037

Tanya Mrva(2)                Assistant Vice President    None

Laura Mulhall(2)             Senior Vice President       None

Charles Murray               Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                 Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marie Nakamura        Vice President              None
4111 Colony Plaza
Newport, CA 92660

John Nesnay                  Vice President              None
3410 East County Line
#17
Highlands Ranch, CO 80126

Chad V. Noel                 Vice President              None
2408 Eagleridge Drive
Henderson, NV  89014

Joseph Norton                Vice President              None
2518 Fillmore Street
San Francisco, CA  94115

Kevin Parchinski             Vice President              None
8409 West 116th Terrace
Overland Park, KS 66210

Gayle Pereira                Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President              None
22 Fall Meadow Drive
Pittsford, NY  14534

Bill Presutti                Vice President              None
130 E. 63rd Street, #10E
New York, NY  10021

Steve Puckett                Vice President              None
5297 Soledad Mountain Road
San Diego, CA  92109

Elaine Puleo(2)              Senior Vice President       None

Christopher L. Quinson (2)   Vice President/             None
                               Variable Annuities

Minnie Ra                    Vice President              None
100 Delores Street, #203
Carmel, CA 93923

Dustin Raring                Vice President              None
378 Elm Street
Denver, CO 80220

Michael Raso                 Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538


Douglas Rentschler           Vice President              None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Ruxandra Risko(2)            Vice President              None

Michael S. Rosen(2)          Vice President              None

Kenneth Rosenson             Vice President              None
3505 Malibu Country Drive
Malibu, CA 90265

James Ruff(2)                President & Director        None

Alfredo Scalzo               Vice President              None
19401 Via Del Mar, #303
Tampa, FL  33647

Timothy Schoeffler           Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino            Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Eric Sharp                   Vice President              None
862 McNeill Circle
Woodland, CA  95695

Michelle Simone(2)           Assistant Vice President    None

Stuart Speckman(2)           Vice President              None

Timothy J. Stegner           Vice President              None
794 Jackson Street
Denver, CO 80206

Marlo Stil                   Vice President              None
8579 Prestwick Drive
La Jolla, CA 92037

Peter Sullivan               Vice President              None
21445 S. E 35th Street
Issaquah, WA  98029

David Sturgis                Vice President              None
81 Surrey Lane
Boxford, MA 01921

Scott Such(1)                Senior Vice President       None

Brian Summe                  Vice President              None
239 N. Colony Drive
Edgewood, KY 41017

George Sweeney               Vice President              None
5 Smokehouse Lane
Hummelstown, PA  17036

Andrew Sweeny                Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum         Vice President              None
704 Inwood
Southlake, TX  76092

David G. Thomas              Vice President              None
2200 North Wilson Blvd.
Suite 102-176
Arlington, VA 22201

Sarah Turpin                 Vice President              None
3517 Milton Avenue
Dallas, TX 75205

Mark Vandehey(1)             Vice President              None

Brian Villec (2)             Vice President              None

Andrea Walsh(1)              Vice President              None

Suzanne Walters(1)           Assistant Vice President    None

James Wiaduck                Vice President              None
935 Wood Run Court
South Lyon, MI 48178

Michael Weigner              Vice President              None
5722 Harborside Drive
Tampa, FL 33615

Donn Weise                   Vice President              None
3249 Earlmar Drive
Los Angeles, CA  90064

Marjorie Williams            Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

Brian W. Wixted (1)          Vice President              Vice President and
                             and Treasurer               Treasurer of the
                                                         Oppenheimer funds.

(1)   6803 South Tucson Way, Englewood, CO  80112
(2)   Two World Trade Center, New York, NY  10048
(3)   350 Linden Oaks, Rochester, NY  14623

      (c)  Not applicable.

Item 28.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

Not applicable.

--------
1 No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
2 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
3 This provision does not apply to IRAs.
4 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
5 This provision does not apply to IRAs.
6 This provision does not apply to loans from 403(b)(7) custodial plans. 7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of April, 2000.


                        OPPENHEIMER QUEST FOR VALUE FUNDS

                        By: /s/ Bridget A. Macaskill*
                            ------------------------
                        Bridget A. Macaskill, Chairman of the Board and
                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                   Title                       Date


/s/ Bridget A Macaskill*     Chairman of the Board,      April 24, 2000
-------------------------------------                    President  (Principal
Executive
Bridget A. Macaskill         Officer) and Trustee


/s/ Brian W. Wixted*         Treasurer (Principal

------------------------     Financial Officer)           April 24, 2000

Brian W. Wixted


/s/ Paul Y. Clinton*         Trustee                     April 24, 2000

-------------------------------------
Paul Y. Clinton


/s/ Thomas W. Courtney*      Trustee                     April 24, 2000

-------------------------------------
Thomas W. Courtney

/s/ Robert G. Galli*

-------------------------------------                    Trustee  April 24, 2000
Robert G. Galli

/s/ Lacy B. Herrmann*        Trustee                     April 24, 2000

-------------------------------------
Lacy B. Herrmann


/s/ George Loft*             Trustee                     April 24, 2000

-------------------------------------
George Loft


*By: /s/ Robert G. Zack

---------------------------------------------
Robert G. Zack, Attorney-in-fact

                        OPPENHEIMER QUEST FOR VALUE FUNDS

                                  EXHIBIT INDEX


Exhibit No.      Description


23(j)            Consent of Independent Accountants













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